As filed with the Securities and Exchange Commission on April 28, 2017

Registration Nos. 333-149540

and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 9	☒
And
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 47	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3003 - 77th Avenue S.E.

Mercer Island, Washington 98040

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2017 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2017

Farmers EssentialLife® Variable Universal Life

Flexible Premium Variable Universal Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3003 – 77th Avenue, S.E.	P. O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: (877) 376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (called the “Death Benefit Amount Payable”) that we will pay if the Insured dies while the Policy is in force. The amount of life insurance may increase or decrease depending on the number of years the Policy is in force and the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest.

Investment Risk — Your Contract Value will vary according to the investment performance of the Portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the Subaccounts. You may be required to pay additional Premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the Surrender and insurance charges may be considerable.

Loans and Partial Surrenders — You may borrow against or withdraw money from this Policy, within limits. Loans and partial Surrenders reduce the Policy’s Death Benefit Amount Payable and its Cash Surrender Value, and increase the risk that your Policy will Lapse without value unless you pay additional Premiums. If your Policy Lapses while loans are outstanding, you will have no Cash Surrender Value and you will likely have to pay a significant amount in taxes.

You may choose one of two death benefit options. The death benefit will be at least the Face Amount shown on your Policy’s specifications page, adjusted for any increases or decreases in Face Amount, and reduced by any Outstanding Loan Amount and unpaid Monthly Deductions.

Tax Risk — Tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, or if you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a tax adviser to learn more about the tax risks of this Policy.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through Surrenders or partial Surrenders from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 42 funding choices – one Fixed Account (paying at least a guaranteed minimum fixed rate of interest) and 41 Subaccounts. The Subaccounts invest in the following 41 Portfolios:

❑	American Funds Insurance Series® – Service Class 2 Shares

American Funds Asset Allocation Fund

American Funds Capital Income Builder® Fund

American Funds Growth Fund

American Funds Global Growth Fund

American Funds Global Growth and Income Fund

American Funds Growth—Income Fund

American Funds International Fund

❑	Deutsche Variable Series I – Class A Shares

Deutsche Bond VIP

Deutsche Global Small Cap VIP

Deutsche CROCI® International VIP

❑	Deutsche Variable Series II – Class A Shares

Deutsche CROCI® U.S. VIP (formerly Deutsche Large Cap Value VIP) 1

Deutsche Government & Agency Securities VIP

Deutsche High Income VIP

Deutsche Government Money Market VIP

❑	Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

❑	The Dreyfus Sustainable U.S. Equity Portfolio (formerly The Socially Responsible Growth Fund, Inc.) – Service Class Shares [2]

❑	Fidelity® Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity® VIP Growth Portfolio

Fidelity® VIP Index 500 Portfolio

Fidelity® VIP Mid Cap Portfolio

❑	Fidelity® VIP Freedom Funds – Service Class 2 Shares

Fidelity® VIP Freedom 2005 Portfolio

Fidelity® VIP Freedom 2010 Portfolio

Fidelity® VIP Freedom 2015 Portfolio

Fidelity® VIP Freedom 2020 Portfolio

Fidelity® VIP Freedom 2025 Portfolio

Fidelity® VIP Freedom 2030 Portfolio

Fidelity® VIP Freedom Income Portfolio

❑	Fidelity® VIP FundsManager Portfolios – Service Class 2 Shares

Fidelity® VIP FundsManager 20% Portfolio

Fidelity® VIP FundsManager 50% Portfolio

Fidelity® VIP FundsManager 70% Portfolio

Fidelity® VIP FundsManager 85% Portfolio

❑	Franklin Templeton Variable Insurance Products (“VIP”) Trust – Class 2 Shares

Franklin Small-Mid Cap Growth VIP Fund

Franklin Small Cap Value VIP Fund

❑	Janus Aspen Series

Janus Henderson VIT Balanced Portfolio (formerly Janus Aspen Balanced Portfolio) (Service Shares) 3

Janus Henderson VIT Forty Portfolio (formerly Janus Aspen Forty Portfolio) (Institutional Shares) 4

❑	PIMCO Variable Insurance Trust (“VIT”) – Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO VIT Low Duration Bond Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) Portfolios – Class 2 Shares

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

1 Effective May 1, 2017, Deutsche Large Cap Value VIP changed its name to Deutsche CROCI® U.S. VIP.

2 Effective on or about May 1, 2017, The Dreyfus Sustainable Growth Fund, Inc. changed its name to The Dreyfus Sustainable U.S. Equity Portfolio.

3 Effective on or about June 5, 2017, and subject to certain shareholder and regulatory approvals, Janus Aspen Balanced Portfolio will change its name to Janus Henderson VIT Balanced Portfolio.

4 Effective on or about June 5, 2017, and subject to certain shareholder and regulatory approvals, Janus Aspen Forty Portfolio will change its name to Janus Henderson VIT Forty Portfolio.

A prospectus for each of the Portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

•

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the Insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the Premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial Surrenders) on your Contract Value.

•

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to Surrender your Policy early; you may be required to pay a Surrender Charge that applies during the first nine years of the Policy and the first nine years after each increase in Face Amount.

•

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations, which are provided to you without charge, may help you to understand the long-term effects of different levels of investment performance, the possibility of Lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

•

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by applicable Policy fees and charges. The Fixed Account is part of our General Account.

•

Separate Account. You may allocate premium(s) and Contract Value to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts. Investment returns may be negative and will be reduced by applicable Policy fees and charges. You bear the risk that the Contract Value of your Policy will decline as a result of the unfavorable investment performance of the Subaccounts you have chosen.

Premium Flexibility

•

Flexible Premiums. You can select a premium plan. You can vary the frequency and amount of Premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time. You may also choose to have Premiums deducted directly from your bank account.

•

Minimum Premiums. Paying the minimum Premiums for the Policy may reduce your risk of Lapse, but will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

•

Right-to-Examine Period. You may cancel a Policy during the “Right-to-Examine Period” by returning it with a signed request for cancellation to our Home Office. If you decide to cancel the Policy during the Right-to-Examine Period, we will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office.

Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary upon the death of the Insured.

•	You may choose one of two death benefit options under the Policy. If you do not choose a death benefit option, then the selection will automatically default to Option B.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:
¡	the Face Amount of your Policy plus the Contract Value on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

•	Option B is a level death benefit through Attained Age 99 that is the greater of:
¡	the Face Amount of your Policy on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

•	For Attained Ages 100 through 120, the death benefit equals the Contract Value.

•

Any death benefit will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any Outstanding Loan Amount (and any interest you owe) and any due and unpaid Monthly Deductions.

•

Change in Death Benefit Option and Face Amount. After the first Policy year, you may change the death benefit option or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously).

Full and Partial Surrenders

•

Full Surrender. At any time while the Policy is in force, you may submit a written request to fully Surrender your Policy and receive the Cash Surrender Value (that is, the Contract Value, minus the applicable Surrender Charge, minus any Monthly Deductions due and payable, and minus any Outstanding Loan Amount and any interest you owe). A Surrender may have tax consequences.

•

Partial Surrenders. After the first Policy year, you may submit a written request to withdraw part of the Cash Surrender Value, subject to the following rules. Partial Surrenders may have tax consequences.

◾	You may make only one partial Surrender each calendar quarter.
◾	You must request at least $500.
◾	You may not request more than 75% of the Cash Surrender Value.
◾	For each partial Surrender, we deduct a processing fee equal to the lesser of $25 or 2% of the partial Surrender from the Subaccounts and the Fixed Account on a pro-rata basis, or on a different basis if you so request.
◾	The Subaccounts and Fixed Account will be reduced by the amount of the partial Surrender on a pro-rata basis, or on a different basis if you so request.
◾	If you select a level death benefit (Option B), the Face Amount will be reduced by the amount of the partial Surrender (but not by the processing fee).

Transfers

•	Each Policy year, you may make an unlimited number of transfers from and among the Subaccounts and one transfer from the Fixed Account.

•	Transfers from Subaccounts must be a minimum of $250, or the total value in the Subaccount if less.

•

Transfers from the Fixed Account may not be for more than 25% of the value in the Fixed Account. If the balance in the Fixed Account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.

Loans

•

You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due before the next Policy anniversary, if fewer.

•	The loan amount requested must be at least $250, unless otherwise required by state law.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

•

For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, or the amount of the loan if less, and must be clearly marked as “loan repayment” or they will be credited as Premiums.

•	We deduct any unpaid loans, plus any interest you owe, from the Contract Value to determine the Cash Surrender Value (and from the Death Benefit on the Insured’s death).

•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Contract Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

You also increase the risk that your Policy will Lapse if you take out a loan, take partial Surrenders or increase the Face Amount of your Policy. These activities, any increase in the current charges, or any unfavorable investment returns will significantly increase the risk of your Policy lapsing. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period and the Grace Premium Test, please see the “Policy Lapse and Reinstatement – Lapse” section of this prospectus.

Whenever your Policy enters the 61-day grace period, you must make a payment before the grace period ends that is large enough to keep your Policy in force. Market performance alone will not be deemed to constitute a sufficient payment. If you do not make a large enough payment before the end of the grace period, your Policy will terminate without value, insurance coverage will no longer be in force, and you will receive no benefits. A Policy Lapse may have adverse tax consequences.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then partial Surrenders and loans under a Policy will be taxable as ordinary income, to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of partial Surrenders and loans taken before you reach age 59  1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a qualified tax adviser about such loans.

The federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Partial Surrenders

The Policy permits you to take only one partial Surrender in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Cash Surrender Value. You may not withdraw less than $500. If 75% of the Cash Surrender Value is less than $500, then a partial Surrender is not available.

A partial Surrender reduces the Cash Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A partial Surrender also may have tax consequences.

In addition, a partial Surrender will reduce the death benefit. If you select a level death benefit (Option B), a partial Surrender will permanently reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a partial Surrender, the Face Amount will remain the same but the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rates charged against the loan and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Amount Payable by the amount of the outstanding loan plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Cash Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a qualified tax adviser about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

There are significant Surrender Charges under this Policy during the first nine Policy years and during the nine years after any elected increase in Face Amount. It is likely that you will receive no Cash Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Face Amount for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. The Cash Surrender Value is one measure we use to determine whether your Policy will enter a grace period and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy.1 If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics listed below. These charges may not be typical of the charges you will pay since the Insured under the Policy may not be of the same age, gender, and risk class as the representative Insured. Other fees or charges are not dependent on the Insured’s personal characteristics but rather are based on either (a) decisions or choices made by the Policy Owner, or (b) the Policy itself where the fees or charges apply to all Policy Owners.

The first table describes the fees and charges that you will pay when you pay Premiums, fully Surrender the Policy, partially Surrender the Policy, transfer cash value among the Subaccounts and the Fixed Account, increase the Face Amount of the Policy, request an additional annual report, or make a claim under the Accelerated Benefit Rider for Terminal Illness.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Expense Charge (As a percentage of Premiums paid)	Upon payment of each premium	7% in all years	7% in years 1-10; 3% in years 11+
Partial Surrender Processing Fee (As a percentage of the amount withdrawn, not to exceed $25.00)	Upon partial Surrender	2.0%	2.0%
Surrender Charge[3] (Per $1,000 of Face Amount on Issue Date and on the Face Amount of any increase.)	Upon full Surrender of the Policy during first 9 Policy years, or within 9 years following any increase in Face Amount

◆ Minimum Charge in Policy Year 1[4]		$3.00	$3.00

◆ Maximum Charge in Policy Year 1[5]		$44.40	$44.40

◆ Charge for a Policy issued to a male at age 35, during Policy Year 1		$10.06	$10.06

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the Issue Date; and (b) is the Surrender Charge for each increase in Face Amount. To calculate the Surrender Charge for the Face Amount on the Issue Date: (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000. To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page: (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000. For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of Surrender Charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, underwriting class, and number of full Policy years since the Issue Date. The Surrender Charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the Surrender Charges that apply to your Policy by contacting your agent and by referring to the Appendix C—Table of Factors in this prospectus.

[4]	This minimum charge is based on a female Insured age 0 at issue.
[5]	This maximum charge is based on a male Insured for a Policy that is issued at age 68.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Transfer Charge	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$25	$0
Optional Riders with Transaction Fees:
Accelerated Benefit Rider for Terminal Illness[6]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including Portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Monthly Administration Charge	Monthly on the Issue Date and on each monthly due date	$12.00	$12.00, up to Attained Age 100
Cost of Insurance[7] for the Base Policy (No Special Premium Class Charge or Extra Ratings8)	Monthly on the Issue Date and on each monthly due date[11]	Per $1,000 of Risk Insurance Amount[12]	Per $1,000 of Risk Insurance Amount

◆ Minimum Charge[9]		$0.02	$0.01

◆ Maximum Charge[10]		$37.12	$37.12

◆ Charge for a Policy insuring a male, Issue Age 35, in the standard non-nicotine Premium Class, in Policy year 5 with a Face Amount less than $150,000		$0.12	$0.06

[6]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska, and will not exceed $250 in the other states. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit. The actuarial discount may be significant, depending on the death benefit amount being accelerated and the Moody’s Corporate Bond Yield Averages Rate. The amount of the administrative fee and the actuarial discount will be communicated to the Policy Owner, who may accept or refuse the offer to accelerate the benefit.

[7]

Cost of insurance charges are based on the Insured’s Issue Age, gender, Premium Class, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rate you pay increases annually with the age of the Insured. We currently charge higher cost of insurance rates for Policies with a Face Amount of less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[8]

Table rating factor charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[9]	The minimum charge is based on a female Insured, Issue Age 3, in the juvenile underwriting class.
[10]

This maximum charge is based on a male Insured, at Attained Age 99, in the nicotine underwriting class, who does not have a table rating factor charge. This maximum charge will be higher for a Policy with a table rating factor charge or a flat extra charge.

[11]	The cost of insurance charge is assessed until the Insured attains age 100.
[12]

The Risk Insurance Amount, on the Monthly Due Date, equals the adjusted death benefit, minus the adjusted Contract Value on that date. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Table Rating Factor Charge[13] (Factor multiplied by Cost of Insurance Charge)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge		1	1

◆ Maximum Charge		5	5

◆ Charge for an Insured in a preferred or standard Premium Class (not in a Special Premium Class)		1	1
Flat Extra Charge[14] (Per $1,000 of Risk Insurance Amount)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge		$0	$0

◆ Maximum Charge		$1.25	$1.25

◆ Charge for an Insured in a standard Premium Class		$0	$0
Monthly Underwriting and Sales Expense Charge[15,16] (Per $1,000 of original Face Amount and any Face Amount increase)	Monthly on Issue Date and on each Monthly Due Date during first 5 Policy years or within 5 years after any increase in Face Amount

◆ Minimum Charge[17]		$0.07	$0.06

◆ Maximum Charge[18]		$2.21	$2.21

◆ Charge for a Policy issued to a male at age 35, in a non-nicotine standard class, during the first year		$0.26	$0.261

[13]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times the table rating factor charge shown on the Policy specifications page. The table rating factor charge shown in the table may not be representative of the charges you will pay. If the table rating factor charge applies to your Policy, the factor will be shown on the Policy specifications page. You can obtain more information about this charge by contacting your agent.

[14]

A flat extra charge is assessed on Policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. The flat extra charge can range from $0 to $1.25 monthly per $1,000 of Risk Insurance Amount, but the amount of the charge is determined and fixed for any particular Policy unless additional underwriting is performed to reduce or remove the flat extra charge. Any flat extra charge will be shown on the Policy specifications page. If no flat extra charge duration is shown in the Policy specifications page, the flat extra charge applies in all years until the Insured’s Attained Age of 100. The flat extra charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[15]

The monthly underwriting and sales expense charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in Face Amount. The charge is set based on the Insured’s age at issue or when the Face Amount is increased; the rate of the charge will increase with the Insured’s age. The monthly underwriting and sales expense charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[16]

We may provide a discount on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers auto policy, or is one of the named Insureds under a Farmers homeowner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We refer to this discount as the Monthly Underwriting and Sales Expense Charge discount, or “MUSEC discount.” We may also provide the MUSEC discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details concerning the rate of MUSEC discount that may be applied to your Policy. The size of the qualifying policy does not affect the amount of the discount.

[17]	This minimum charge is based on a female Insured that is 0 at issue, assuming no subsequent increases in Face Amount.
[18]	This maximum charge is based on a male Insured at age 80.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Mortality and Expense Risk Charge (As an annualized percentage of daily net assets in each Subaccount)	Daily	0.60%	0.30%
Loan Interest Spread[19]	At the end of each Policy year	4.0%	2.0%
Optional Riders with Periodic Charges:[20]
Accidental Death Benefit Rider[20] (Per $1,000 of rider Face Amount)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge[21]		$0.08	$0.04

◆ Maximum Charge[22]		$0.56	$0.51

◆ Charge for an Insured at Attained Age 35		$0.08	$0.06
Monthly Disability Benefit Rider[20,23] (Per $100 of monthly benefit)	Monthly on Issue Date and on each Monthly Due Date

◆ Minimum Charge[24]		$6	$4

◆ Maximum Charge[25]		$62	$45

◆ Charge at the Insured’s Attained Age 35		$7	$4.5
Waiver of Deduction Rider[20,23] (As a percentage of all other monthly charges)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge[24]		6%	4%

◆ Maximum Charge[25]		60%	45%

◆ Charge at the Insured’s Attained Age 35		7%	4.5%
Children’s Term Insurance Rider (Per $1,000 of rider amount)	Monthly on Issue Date and on each Monthly Due Date	$0.87	$0.78

[19]

The loan interest spread is the difference between the amount of interest we charge you for a loan (rate not to exceed 6.5%, compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum). The maximum loan interest spread is 4% annually of the loan amount. The current loan interest spread is 2.0% annually of the loan amount in Policy years 1 through 15, and 0% in Policy years 16 and over.

[20]

Charges for the accidental death benefit rider, the monthly disability benefit rider (when available), and waiver of deduction rider vary with the age of the Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[21]	The minimum charge is based on a female Insured at Attained Age 11.
[22]

The maximum charge is based on a male Insured at Attained Age 69 whose occupation and/or avocations at issue lead us to believe the Insured’s risk of accidental death is roughly triple that of a representative Insured.

[23]

The monthly disability benefit rider charge and the waiver of deduction rider charge are dependent on the Insured’s Attained Age and generally increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. Effective August 7, 2015, the monthly disability benefit rider is no longer available and cannot be added to a Policy; monthly disability benefit riders that are in force as of August 7, 2015 are not affected. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is for an Insured at Attained Age 21.
[25]

The maximum charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead us to believe the Insured’s risk of disability is roughly triple that of a representative Insured.

The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2016. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio’s fees and expenses in the prospectus for each Portfolio.

Range of Annual Operating Expenses for the Portfolios During 20161

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.27%

[1]

The Portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2016. Current or future expenses may be greater or less than those shown.

Redemption Fees

A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you, free of charge, with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3003—77th Avenue S.E., Mercer Island, Washington 98040. We are obligated to pay all amounts promised under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial Surrenders, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure is subject to general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and from other variable life insurance policies supported by the Variable Account. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer to our General Account the excess related to seed capital, as well as earned fees and charges to which we are entitled under the Policy.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisers that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund.

Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the Deutsche Government Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the Deutsche Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Investment Objectives of the Portfolios

The following table summarizes each Portfolio’s investment objective(s) and policies. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of the risks, conditions of investing, and fees and expenses of each Portfolio in the prospectuses for the Portfolios that are attached to this prospectus. You should read the prospectuses for the Portfolios carefully.

Portfolio	Investment Objective and Investment Adviser
American Funds Asset Allocation Fund (Class 2)	The fund seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term. Capital Research and Management CompanySM is the investment adviser for the fund.
American Funds Capital Income Builder® Fund (Class 2)	The fund seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital. Capital Research and Management CompanySM is the investment adviser for the fund.
American Funds Growth Fund (Class 2)	The fund seeks to provide growth of capital. Capital Research and Management CompanySM is the investment adviser for the fund.
American Funds Global Growth Fund (Class 2)	The fund seeks to provide a long-term growth of capital. Capital Research and Management CompanySM is the investment adviser for the fund.
American Funds Global Growth and Income Fund (Class 2)	The fund seeks to provide long-term growth of capital while providing current income. Capital Research and Management CompanySM is the investment adviser for the fund.
American Funds Growth-Income Fund (Class 2)	The fund seeks to achieve long-term growth of capital and income. Capital Research and Management CompanySM is the investment adviser for the fund.
American Funds International Fund (Class 2)	The fund seeks to provide long-term growth of capital. Capital Research and Management CompanySM is the investment adviser for the fund.
Deutsche Bond VIP (Series I) (Class A)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche CROCI® U.S. VIP (formerly Deutsche Large Cap Value VIP) (Series II) (Class A) [1]	The fund seeks to achieve a high rate of total return. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche Global Small Cap VIP (Series I) (Class A)	The fund seeks above-average capital appreciation over the long term. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche Government & Agency Securities VIP (Series II) (Class A Shares)	The fund seeks high current income consistent with preservation of capital. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche High Income VIP (Series II) (Class A Shares)	The fund seeks to provide a high level of current income. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.

Portfolio	Investment Objective and Investment Adviser
Deutsche CROCI® International VIP (Series I) (Class A)	The fund seeks long-term growth of capital. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche Government Money Market VIP ( Series II) (Class A)	The fund seeks maximum current income to the extent consistent with stability of principal. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Dreyfus VIF Opportunistic Small Cap Portfolio (Service Class)	Seeks capital growth. The Dreyfus Corporation (Dreyfus) is the investment adviser for the fund.
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Class) (formerly The Dreyfus Socially Responsible Growth Fund, Inc.) [2][2]	The fund seeks long-term capital appreciation. The Dreyfus Corporation is the investment adviser and Newton, an affiliate of Dreyfus, is the subadviser for the fund.
Fidelity® VIP Growth Portfolio (Service Class)	The fund seeks to achieve capital appreciation. FMR (the Adviser) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Index 500 Portfolio (Service Class)	The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.
Fidelity® VIP Mid Cap Portfolio (Service Class)	The fund seeks long-term growth of capital. Fidelity Management & Research Company (FMR) (the Adviser) is the Fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub—advisers for the fund.
Fidelity® VIP Freedom 2005 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2025 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom Income Portfolio (Service Class 2)	The fund seeks high total return with a secondary objective of principal preservation. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.

Portfolio	Investment Objective and Investment Adviser
Fidelity® VIP FundsManager 20% Portfolio (Service Class 2)

The fund seeks high current income and, as a secondary objective, capital appreciation. FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.

Fidelity® VIP FundsManager 50% Portfolio (Service Class 2)	The fund seeks high total return. FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager. .
Fidelity® VIP FundsManager 70% Portfolio (Service Class 2)	The fund seeks high total return. FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP FundsManager 85% Portfolio (Service Class 2)	The fund seeks high total return. FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Franklin Small Cap Value VIP Fund (Class 2)	The fund seeks long-term total return. Franklin Advisory Services, LLC is the investment adviser for the fund.
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	The fund seeks long-term capital growth. Franklin Advisers, Inc. is the investment adviser for the fund.
Janus Henderson VIT Balanced Portfolio (Service Shares) (formerly Janus Aspen Balanced Portfolio) [3]	The fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Janus Capital Management LLC is the investment adviser for the fund.
Janus Henderson VIT Forty Portfolio (Institutional Shares) (formerly Janus Aspen Forty Portfolio) [4]	The fund seeks long-term growth of capital. Janus Capital Management LLC is the investment adviser for the fund.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. PIMCO is the investment adviser for the fund.
PIMCO VIT Low Duration Portfolio (Administrative Class)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is PIMCO is the investment adviser for the fund.
PVC SAM Balanced Portfolio (Class 2)	The fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. Principal Management Corporation is the investment adviser and Edge Asset Management, Inc. is the subadviser for the fund.
PVC SAM Conservative Balanced Portfolio (Class 2)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The fund seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation) as is consistent with reasonable risk. Principal Management Corporation is the investment adviser and the subadviser is Edge Asset Management, Inc. for the fund.
PVC SAM Conservative Growth Portfolio (Class 2)	The fund seeks to provide long-term capital appreciation. Principal Management Corporation is the investment adviser and Edge Asset Management, Inc. is the subadviser for the fund.
PVC SAM Flexible Income Portfolio (Class 2 Shares)	The fund seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). Principal Management Corporation is the investment adviser and the subadviser is Edge Asset Management, Inc. for the fund.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	The fund seeks to provide long-term capital appreciation. Principal Management Corporation is the investment adviser and the subadviser is Edge Asset Management, Inc. for the fund.

[1]	Effective May 1, 2017, Deutsche Large Cap Value VIP changed its name to Deutsche CROCI® U.S. VIP.
[2]	Effective May 1, 2017 The Dreyfus Socially Responsible Growth Fund, Inc. changed its name to The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
[3]	Effective on or about June 5, 2017, and subject to certain shareholder and regulatory approvals, Janus Aspen Balanced Portfolio will change its name to Janus Henderson VIT Balanced Portfolio.
[4]	Effective on or about June 5, 2017, and subject to certain shareholder and regulatory approvals, Janus Aspen Forty Portfolio will change its name to Janus Henderson VIT Forty Portfolio.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Farmers nor the mutual Funds currently foresee any such disadvantages, either to variable life insurance policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy Owners and those given by variable annuity contract Owners.

If a fund’s Board of Directors (or Trustees) were to conclude that separate Funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
American	0.25%	Franklin Templeton	0.25%
Deutsche	0.25%	Janus	0.25%
Dreyfus	0.25%	PIMCO	0.15%
Fidelity®	0.25%	Principal	0.25%
*	Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, we will send voting materials to you. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). The number of votes you have will be calculated separately for each Subaccount in which you have an investment.

We do not require a minimum number of votes received from Policy Owners in order to cast our votes. Instead, if we do not receive your voting instructions, or if we do not receive them within the time allowed to cast your vote, we will vote our Portfolio shares attributable to your Policy in proportion to the instructions that we timely receive from all Policy Owners who have a voting interest in the Portfolio’s shares. Because we do not require a minimum number of votes received, one result of “proportional voting” is that a small number of Policy Owners, who choose to timely vote, may control the outcome of a vote.

Should federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. Under current legal requirements, we may disregard the voting instructions we receive from Policy Owners only in certain narrow circumstances prescribed by SEC regulations. In the event we disregard voting instructions from Policy Owners, we will send a summary in the next annual report to impacted Policy Owners advising them of the actions and the reasons we took such action.

The Policy

Purchasing a Policy

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your Initial Premium is allocated to one or more Subaccounts of the Variable Account and/or to the Fixed Account.

Acceptance of an application is subject to our insurance underwriting. Interest is not credited to your Initial Premium and any other amounts submitted with the application during the underwriting review process. This is true regardless of whether the application is declined or withdrawn, an offer to insure is not taken, or a Policy issued. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Face Amount (an amount that is used to determine the death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Face Amount for the preferred and premier Premium Classes is $150,000, $75,000 for standard/nicotine Premium Class Insureds age 21-50, and $50,000 for all others. The maximum Issue Age for Insureds in the preferred and premier underwriting classes is age 75; in the juvenile underwriting class is age 20; and in the standard Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, gender and Premium Class of the Insured and the Face Amount. We currently require a minimum Initial Premium as shown on your Policy specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Term Insurance Rider with temporary insurance coverage in the amount applied for (excluding any riders and supplemental benefits) or $500,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date insurance coverage under the Policy becomes effective;

•

The date you receive notice that either the temporary insurance coverage or the application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date Farmers receives your signed request to cancel.

Insurance Coverage Under the Policy. If we issue the Policy as applied for, insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If we issue a Policy other than as applied for, insurance coverage under the Policy will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the Issue Date, whichever is later. The Issue Date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Insurance coverage under the Policy will not begin before the Issue Date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements, we accept the original application, and we receive the Owner’s payment. On the Issue Date, we will allocate your premium(s) (after subtracting the premium expense charge and the Monthly Deductions for the first month) to the Fixed Account until the Reallocation Date.

Backdating. We may sometimes backdate a Policy, if you request, by assigning an Issue Date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, Monthly Deductions, including cost of insurance charges and underwriting and sales expense charges, will begin on the backdated Issue Date. You will therefore incur charges for the period between the Issue Date and the Record Date as though insurance coverage under the Policy is in effect during this period, even though such coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right-to-Examine Period)

You may cancel a Policy during the “Right-to-Examine Period” by returning it with a signed request for cancellation to our Home Office. In most states, the Right-to-Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right-to-Examine Period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy, which must be sent along with a signed request for cancellation to our Home Office.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right-to-Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right-to-Examine Period by returning it with a signed request for cancellation to our Home Office.

During the 30-day Right-to-Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office.

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right-to-Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office. Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right-to-Examine Period has expired, we will impose a Surrender Charge on the transaction.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about the other policies, please contact our Home Office or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and privileges described in the Policy. The Insured is the Owner unless the application specifies a different person (another natural person or entity) as the Owner or a new Owner or co-Owner is named by the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the Death Benefit Amount Payable when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive, subject to any existing assignments of your Policy.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.
Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Amount Payable unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent Beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate once the Insured dies.

•       You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Amount Payable will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Modifying the Policy

Assigning the Policy – Collateral Assignment	• You may assign Policy rights while the Insured is alive.
• The Owner retains any Ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive and record a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See the “Federal Tax Considerations” section.

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 121);
•	the date the Insured dies;
•	the end of the grace period without a sufficient payment; or
•	the date you Surrender the Policy in full.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the minimum premium indicated on your Policy specifications page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center or to your agent. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums once the Insured reaches Attained Age 100.

We deduct a premium expense charge from each premium payment, after which the remainder of the premium payment is allocated to the Subaccounts and the Fixed Account based on your current allocation percentages for premium payments (Initial Premiums are assessed the premium expense charge and the remainder of the premium is allocated to the Fixed Account until the Reallocation Date). We retain the premium expense charge to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount and frequency of your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you pay your planned Premiums on schedule, your Policy will Lapse unless your Cash Surrender Value is positive or your Policy passes the Grace Exemption Test. See the “Policy Risks – Risk of Lapse” and the “Policy Lapse and Reinstatement – Lapse” sections.

Electronic Payments and Billing. If you authorize electronic payment of your Premiums from your bank account, the total amount of Premiums being debited, must be at least $25 per month. If you request to be billed for your planned Premiums, the total amount billed must be at least $300 per year. You can be billed on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 121), or the date when either (1) the Insured dies, or (2) the Policy Lapses, or (3) we receive your signed request to Surrender the Policy in full.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

It is likely that you will be required to pay additional Premiums in order to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period, please see the “Policy Lapse and Reinstatement-Lapse” section of this prospectus.

The initial minimum premium is shown on your Policy specifications page. The minimum premium depends on a number of factors including the age, gender, and Premium Class of the proposed Insured, and the Face Amount.

The minimum premium will change if:

•	you increase or decrease the Face Amount;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial Surrender when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from substandard to standard).

Your Policy can Lapse before maturity, depending on the amount of Premiums you pay, whether you take loans and partial Surrenders or increase the Face Amount of your Policy, if the investment results of the Subaccounts in which you invest your Contract Value are unfavorable, or whether your current insurance charge increases. Your agent can provide you with a personalized illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy, so long as you do not take a loan or partial Surrender or increase the Face Amount of your Policy. This is not true for all ages, classes, and investment results, however. So we encourage you to ask your agent for a personalized illustration to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by applicable Policy fees and charges. You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

On the Issue Date, we will allocate your premium(s) received, minus the premium expense charge, minus the Monthly Deduction(s), to the Fixed Account unless your state requires that we immediately allocate your premium to the Subaccounts. We also allocate any Premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s right to examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the Subaccounts (at the unit value next determined) in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value:

•      varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, partial Surrenders and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account (the Loan Account Value), and the Fixed Account (the Fixed Account Value);
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium received, minus the premium expense charge, and minus the Monthly Deductions; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the number of units you had in any Subaccount at the end of the preceding Business Day; plus
• units purchased with additional Premiums since the preceding Business Day and allocated to the Subaccounts, net of the premium expense charge; plus
• units purchased via transfers from another Subaccount, the Fixed Account, or loan account, to the Subaccount since the preceding Business Day; minus
• units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan account, plus units redeemed to cover any associated transfer fees since the preceding Business Day; minus
• units redeemed to pay partial Surrenders and partial Surrender fees assessed against the Subaccount since the preceding Business Day; minus
• units redeemed to pay for the pro-rata share of the Monthly Deductions on the Business Day on or after the Monthly Due Date.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or partial Surrender, by the unit value for that Subaccount at the end of the Business Day for that transaction.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Business Day to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the Issue Date, the Fixed Account Value is equal to the Initial Premium paid, less the premium expense charge, less the first Monthly Deduction. Any subsequent premium payments that are received by us prior to the Reallocation Date, minus the premium expense charge, will also be allocated to the Fixed Account.

The Fixed Account Value on any Business Day after the Issue Date equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the current Business Day; plus

•      the portion of the premium(s), minus the premium expense charge, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premium(s) were received to the current Business Day; plus

•      any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•      the amount of any transfer from the Fixed Account to the Subaccounts and the loan account, and any associated transfer fees, since the preceding Business Day, plus interest on each transferred amount and transfer fees from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•      the amount of any partial Surrenders and any applicable partial Surrender fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each partial Surrender since the preceding Business Day to the current Business Day; minus

• the amount equal to a pro-rata share of the Monthly Deduction on the Business Day on or after each Monthly Due Date, for the month beginning on that Monthly Due Date.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The Loan Account Value on any Business Day after the Issue Date equals:	• the Loan Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•      the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis, if sufficient Funds are available for transfer. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, affecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, and before we allocate the net premium payment to the Subaccounts and/or the Fixed Account, we deduct a premium expense charge currently equal to 7% of the premium payment for Premiums paid in Policy years 1-10 and 3% of the premium payment for Premiums paid in Policy years 11+. The premium expense charge will never exceed 7% of the premium payment. We determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. For Policy years 1 through 10, the 7% of each premium that we retain is the sum of 4.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. For Policy years 11 and over, the 3% of each premium that we retain is the sum of 0.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.2%, the difference between the actual rate and the 2.2% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day on or after each subsequent Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	The monthly underwriting and sales expense charge, if any; plus
•	The risk charges of any attached riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $12.00. We may increase or decrease this charge but it is guaranteed never to be higher than $12.00.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Face Amount, the Contract Value, the Insured’s Issue Age, gender, and Premium Class, and the number of months since the Issue Date) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to Risk of Insurance Amount divided by 1,000, then multiplied by the number produced from the following:

1.	the monthly cost of insurance rate per $1,000; times
2.	the table rating factor charge for your Policy, if any, as shown on your Policy’s specifications page; plus
3.	the flat extra charge for your Policy, if any, as shown on your Policy’s specifications page.

The guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy specifications page), except that a different table of guaranteed maximum monthly cost of insurance rate per $1,000 may apply to increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page.

The table rating factor charge is a factor by which the cost of insurance rate may be multiplied if this Policy is in a special Premium Class. This factor is applied to both current and guaranteed cost of insurance rates. This factor is deducted as part of the cost of insurance charge and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy specifications page will show you the amount of this factor.

The flat extra charge is an extra amount that may be added to the cost of insurance charge if your Policy is in a special Premium Class. The flat extra charge is a rate per $1,000 of Risk Insurance Amount per month. This charge, if any, will be shown on your Policy’s specifications page. This charge compensates us for additional costs we anticipate from Policies in a special Premium Class.

The Risk Insurance Amount on the Monthly Due Date is:

1.	the adjusted death benefit; minus
2.	the adjusted Contract Value on that date.

The adjusted death benefit and the adjusted Contract Value are what the death benefit and the Contract Value would be on that date if the cost of insurance charge for this Policy was zero. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial Surrenders, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the Insured’s age, gender, Premium Class of the Insured, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into premier, preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks.

The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a table rating factor charge shown on your Policy specifications page.

We calculate the cost of insurance separately for the initial Face Amount and for any increase in Face Amount. If you request and we approve an increase in your Policy’s Face Amount, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 2001 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a Face Amount less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases.

Monthly Underwriting and Sales Expense Charge. We deduct this charge each month during the first 5 Policy years after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 5 Policy years each time you choose to increase the Face Amount after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Face Amount. The charge is calculated by multiplying the rate for this charge by the amount of Face Amount issued or by the amount by which the Face Amount is increased above the Face Amount immediately prior to the current increase. The underwriting and sales expense charge is not imposed on any increases in Face Amount that are due to a change in death benefit option. The monthly underwriting and sales expense charge will not be reduced as a result of a reduction in the Face Amount.

The amount of the monthly underwriting and sales expense charge is computed on the Issue Date, or on the Monthly Due Date for increases in Face Amount, as follows:

1.	Find the appropriate monthly underwriting and sales expense charge per $1,000 for the Insured’s Issue Age in Appendix B; then
2.	Multiply this charge per $1,000 by the original Face Amount; and then
3.	Divide the result by 1,000.

If you choose to increase the Face Amount after the Issue Date, we will assess an additional monthly underwriting and sales expense charge for 5 years after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Face Amount, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.

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Monthly Underwriting and Sales Expense Charge discount (“MUSEC discount”). We may provide a discount on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers auto policy, or is one of the named Insureds under a Farmers home owner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We may also provide the discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details concerning the rate of MUSEC discount that may be applied to your Policy. The size of the qualifying policy does not affect the amount of the discount.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. If you add one or more of the following riders to your Policy, your Monthly Deduction will include the corresponding rider charges:

•	Accidental Death Benefit Rider
•	Children’s Term Insurance Rider
•	Waiver of Deduction Rider
•	Monthly Disability Benefit Rider (not available effective August 7, 2015)

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by
•	the daily portion of the annual mortality and expense risk charge rate, which is currently 0.30%.
•	We reserve the right, at our discretion, to increase the annual mortality and expense risk charge rate to no more than 0.60%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender Charge if, during the first nine Policy Years, or within nine years following any increase in Face Amount, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value, less any Surrender Charge, less any Monthly Deduction due and unpaid, and less any Outstanding Loan Amount (including any interest you owe). The payment you receive is called the Cash Surrender Value.

The Surrender Charge may be significant. You should carefully calculate this charge before you request a full Surrender. Under some circumstances the level of Surrender Charges might result in no Cash Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The Surrender Charge is equal to the sum of:

1.	the Surrender Charge for the Face Amount on the Issue Date; plus
2.	the Surrender Charge for each increase in Face Amount.

To calculate the Surrender Charge for the Face Amount on the Issue Date, (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000.

To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page, (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000.

For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of surrender charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, and number of full Policy years since the Issue Date.

An example of calculating the Surrender Charge follows:

This example is for a Policy issued to a male Insured, in the standard non-nicotine Premium Class. The Face Amount is $150,000 and the Issue Age is 32. The Surrender Charge in Policy year 1 will be $1,300.50 ($150,000 multiplied by the Surrender Charge factor (8.67) divided by 1,000).

Partial Surrender Processing Fee. Upon partial Surrender, we deduct a partial Surrender processing fee equal to the lesser of 2% of the amount of the partial Surrender or $25. The partial Surrender processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, or on different basis if you so request.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis, or on a different basis if you so request.
•	Transfers we effect on the Reallocation Date, and transfers due to loans, dollar cost averaging, and death benefit processing do not count as transfers for the purpose of assessing this charge.

Loan Charges

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For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.
•	Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.
•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2016, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.20% to 1.27% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We may charge a fee not to exceed $25 for each additional annual report you request. We currently charge $0 for each additional annual report you request.
•	Any riders attached to the Policy will have their own charges. See the Fee Table for more information.

Death Benefit

Death Benefit Amount Payable

As long as the Policy is in force, we will pay the Death Benefit Amount Payable once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Amount Payable to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate. We will pay the Death Benefit proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see the “Additional Information – Payment Options” section in the SAI.

Death benefit Amount Payable equals:	• the death benefit (described below) in effect as of the date of the Insured’s death; minus
• any Monthly Deductions due and unpaid at the date of the Insured’s death; minus
• any Outstanding Loan Amount you owe on the Policy loan(s); plus
• the amounts to be paid under the terms of any riders you added to the Policy.

If all or a part of the Death Benefit Amount Payable is paid in one lump sum and the amount is at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Amount Payable at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Amount Payable under certain circumstances. See the “Our Right to Contest the Policy,” the “Suicide Exclusion,” and the “Misstatement of Age or Gender” sections in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Face Amount” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages 100 through 120, the death benefit equals the Contract Value.

You may change the death benefit option after the first Policy year if you send us a signed request for a Policy change, and, if you change from Option A to Option B, you send evidence of insurability satisfactory to us at the Service Center. A change in death benefit option may have tax consequences.

The variable death benefit under Option A is the greater of:	• your Policy’s Face Amount, plus your Contract Value on the date of the Insured’s death; or
• your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• your Policy’s Face Amount on the date of the Insured’s death; or
• your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option B, your death benefit generally equals the Face Amount and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Face Amount, and that there are no outstanding loans. Under Option A, a Policy with a Face Amount of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Face Amount plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no partial Surrenders or decreases in Face Amount, and that there are no outstanding loans. Under Option B, a Policy with a $100,000 Face Amount will generally have a $100,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $40,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Face Amount of $100,000. Each additional dollar added to the Contract Value above $40,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $40,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously). Surrender Charges may apply. You may not decrease the Face Amount below the minimum Face Amount shown on your Policy specifications page.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See the “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge” section.) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a qualified tax adviser before changing the death benefit option.

After any reduction in Face Amount or change in death benefit option, the monthly underwriting and sales expense charge and the Surrender Charge for the Policy will continue to be based on the same Face Amount on which they were based immediately before the change and on any subsequent requested increase in Face Amount.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Partial Surrenders on the Death Benefit

If you have selected the variable death benefit (Option A), a partial Surrender will not affect the Face Amount. But if you have selected the level death benefit (Option B), a partial Surrender will reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). The reduction in Face Amount will be subject to the terms of the “Changing the Face Amount” section below.

Changing the Face Amount

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Face Amount. After the first Policy year, you may change the Face Amount subject to the conditions described below. You may change the Face Amount or the death benefit option once each Policy year, but you may not change both the Face Amount and the death benefit option during the same Policy year unless done simultaneously. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Face Amount could increase the death benefit. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of death benefit we pay and your Contract Value. An increase in the Face Amount may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Face Amount may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Face Amount may have other tax consequences. You should consult a qualified tax adviser before changing the Face Amount.

Increases

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You may increase the Face Amount by submitting a signed, written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including, but not limited to, the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

•	You can increase the Face Amount at any time after the first Policy year and before the Insured’s Attained Age 81.

•	The minimum increase is $10,000.

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An additional monthly underwriting and sales expense charge will be imposed each month during the 60 months following each increase in Face Amount. We assess this charge on the amount of the increase in Face Amount. See the “Charges and Deductions – Monthly Deductions – Monthly Underwriting and Sales Expense Charge” section of this prospectus for an explanation of how this charge is calculated.

•	An additional Surrender Charge will be imposed on full Surrenders occurring within 9 years of each increase in Face Amount.

•	Increasing the Face Amount will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Face Amount, but not below the minimum Face Amount shown on your Policy specifications page.

•	You must submit a signed, written request to decrease the Face Amount. Evidence of insurability is not required.

•	Any decrease will be effective on the Monthly Due Date following our approval of your request.

•	Any decrease will first be used to reduce:
¡	the most recent increase; then
¡	the next most recent increases in succession; and then
¡	the Face Amount on the Issue Date.

•	A reduction in Face Amount will not reduce any monthly underwriting and sales expense charges or Surrender Charges on the Policy.

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A decrease in Face Amount may require that a portion of a Policy’s Cash Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Face Amount may also cause your Policy to become a Modified Endowment Policy, or “MEC,” under federal tax law and receive less favorable tax treatment than other life insurance policies. See the “Federal Tax Considerations – Tax Treatment of Policy Benefits – Modified Endowment Contracts” section.

•	Decreasing the Face Amount will reduce your Policy’s minimum premium.

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Decreasing the Face Amount may increase the rates we charge you for the cost of insurance. Except for juvenile policies, we currently charge higher rates if the Face Amount is below $150,000 than if it is at least $150,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

Except where otherwise noted, the following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the Monthly Deduction. See the “Fee Table” in this prospectus. The riders available with this Policy provide fixed benefits that do not vary with the investment experience of the Variable Account.

•	Accelerated Benefit Rider for Terminal Illness – accelerated payment of a portion of the death benefit in the event the Insured develops a terminal illness.

•	Accidental Death Benefit Rider – payment of an accidental death benefit if the Insured’s death was caused by accidental bodily injury.

•	Automatic Increase Benefit – automatic increases in Face Amount.

•	Children’s Term Insurance Rider – term insurance on the Insured’s dependent children.

•	Waiver of Deduction Rider – waiver of Monthly Deductions due to the Insured’s total disability.

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Monthly Disability Benefit Rider – monthly disability benefit to the Fixed Account if the Insured is totally disabled. Effective August 7, 2015, the Monthly Disability Benefit Rider is no longer available and cannot be added to a Policy; Monthly Disability Benefit Riders that are in force as of August 7, 2015 are not affected.

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Full and Partial Surrenders

Full Surrender

You may make a written request to fully Surrender your Policy for its Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, unless you specify a later Business Day in your request. Please send your written request to the Service Center. The Cash Surrender Value is the amount we pay when you fully Surrender your Policy while it is in force.

The Cash Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender Charge as of such date; minus
•	any Monthly Deductions due and unpaid as of such date; minus
•	any Outstanding Loan Amount (including interest you owe) as of such date.

Full Surrender Conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• Send your written request to the Service Center.

•      The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the end of the Business Day on which we receive your written request and your Policy.

• You will incur a Surrender Charge if you Surrender the Policy during the first nine Policy years or within nine years after any increase in the Face Amount. See the “Charges and Deductions” section.
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Cash Surrender Value in a lump sum usually within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See the “Federal Tax Considerations” section.

Partial Surrenders

After the first Policy year, you may request a partial Surrender of a portion of your Cash Surrender Value, subject to certain conditions. Partial Surrenders may have tax consequences. See the “Federal Tax Considerations” section.

Partial Surrender Conditions:	• You must make your partial Surrender request in writing.
• Your written partial Surrender request must contain your signature.
• Send your written request to the Service Center.
• You may make only one partial Surrender each calendar quarter.
• You partial Surrender request must be at least $500.
• You cannot withdraw more than 75% of the Cash Surrender Value without Surrendering the Policy.

•      You can specify the Subaccount(s) and Fixed Account from which to make the partial Surrender, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•      We will price complete partial Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial Surrender request after the close of regular trading on the NYSE, we will price your partial Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the partial Surrender you requested plus any processing fee.
• We generally will pay a partial Surrender request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Surrenders. Whenever you take a partial Surrender, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Subaccounts and the Fixed Account equal to the lesser of $25 or 2% of the amount withdrawn.

If the level death benefit (Option B) is in effect at the time of a partial Surrender, we will reduce the Face Amount by the amount of the partial Surrender (but not by the processing fee). See the “Death Benefit – Changing the Face Amount – Decreases” section. We will not allow any partial Surrender to reduce the Face Amount below the minimum Face Amount set forth in your Policy specifications page.

Income taxes, tax penalties and certain restrictions may apply to any full Surrender or partial Surrenders you make.

When We Will Make Payments

We usually pay the amounts of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of Policy Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a full Surrender, a partial Surrender, Death Benefit Amount Payable, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial Surrenders, a full Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account, subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Business Day when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from and among the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).
•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).
•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.
•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.
•

For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We charge $25 for the 13th and each additional transfer during a Policy year, and unless you instruct us otherwise we deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis.

Any unused free transfers do not carry over to the next Policy year. Transfers we affect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging, and death benefit processing are not treated as transfers for the purpose of assessing the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Business Day. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial Surrenders or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted internal policies and procedures intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Policy, per day; and
•	transfers into or out of the following Subaccounts in excess of $50,000 per Policy, per day:

•	American Funds Insurance Series Global Growth Fund;
•	American Funds Insurance Series Global Growth and Income Fund;
•	American Funds Insurance Series Growth—Income Fund;
•	American Funds Insurance Series International Fund;
•	Deutsche Global Small Cap VIP;
•	Deutsche CROCI® International VIP; and
•	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged).

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

As a result of our ability to impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month on your Monthly Due Date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Fixed Account Value must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See the “Federal Tax Considerations” section.

Loan Conditions:

•       You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, minus loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due prior to the next Policy anniversary, if fewer.

•       To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account, which is a part of our General Account. If your loan request does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•       We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See the “Full and Partial Surrenders – When We Will Make Payments” section.

•       We charge you interest on your loan. The loan interest rate for Policy years 1 through 15 is 4.5% per year, compounded annually. The loan interest rate for Policy years 16 and beyond is 2.5% per year, compounded annually. This loan interest rate is guaranteed never to exceed 6.5% per year, compounded annually. Interest accrues daily and is due and payable at the end of each Policy year, or on the date of any loan increase or repayment, if earlier. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

•       You may repay all or part of your Outstanding Loan Amount at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayment” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Subaccounts according to your current premium allocation instructions.
• We deduct any Outstanding Loan Amount (including any interest you owe), from the Cash Surrender Value and from the Death Benefit on the Insured’s death.

•      Unpaid loan amounts (including any interest you owe) will reduce the Cash Surrender Value and possibly cause your Policy to fail the Grace Premium Test, which may result in the Policy entering the 61-day grace period. See “Policy Lapse and Reinstatement.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Outstanding Loan Amount (including any interest you owe on the loans) from the proceeds payable upon the death of the Insured and from the Cash Surrender Value. Repaying the loan causes the Death Benefit Amount Payable and Cash Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your Outstanding Loan Amount (including any interest you owe on the loans) is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Outstanding Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. The federal tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial Surrender at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax adviser before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following flow chart shows the process used to determine if the Policy will enter the 61-day grace period:

**	These two conditions make up the Grace Exemption Test. If the answer to both questions is “Yes,” then the Grace Exemption Test is passed.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment that you must pay to prevent your Policy from lapsing and the final date by which we must receive the payment at the Service Center in order to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

It is possible that we may require you to pay an additional premium (over and above the premium specified in the Lapse notice) if the investment performance of your Policy is unfavorable during the grace period.

In order to prevent your Policy from lapsing, the premium payment you pay must be large enough to cause either one of the following conditions:

Condition One: After deducting the Monthly Deduction due on the first two Monthly Due Dates following the first day of the grace period, the Cash Surrender Value would be positive.

Condition Two: The Policy passes the Grace Premium Test after two more minimum Premiums are added to the cumulative minimum Premiums following the first date of the grace period.

Reinstatement

We will consider reinstating a Lapsed Policy within three years, unless otherwise required by state law, after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	meet both Condition One and Two below.

Condition One: You must pay sufficient premium payments so that the Policy has a positive Cash Surrender Value after deducting all Monthly Deductions due from the first day of the grace period to the effective date of the reinstatement of the Policy, plus pay for the Monthly Deductions on the three due dates following reinstatement; and

Condition Two: You must pay sufficient premium payments so that the Grace Exemption Test (described in the diagram above) is passed as of the effective date of the reinstatement of the Policy, plus pay an additional three minimum premium payments.

You must also provide evidence of insurability to demonstrate:

•	that there has been no material change in the health of the Insured since the Issue Date; and
•	that there has been no material change in the health of any natural persons covered under any riders attached to this Policy since that rider’s Issue Date.

We will not reinstate any indebtedness unless required by state law.

We will not consider your request for reinstatement unless you have made sufficient premium payments and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in the Reinstatement Suspense Account without interest. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been Surrendered for the Cash Surrender Value or that had an Outstanding Loan Amount on the date of Lapse.

Federal Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial Surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts (“MEC”). Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and partial Surrender, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59  1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].

You should consult a tax adviser if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Cash Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange to a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured did not retain incidents of Ownership at death or had given up Ownership more than three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax adviser.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Charges for Our Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Subaccount

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers’

parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of Premiums up to a target premium set by Farmers received within the first two Policy years (we may pay additional amounts) and 5.14% of premium received in excess of the target premium through the 10th Policy year. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. Cash production incentive bonuses may equate to a sizeable percentage of first year Premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are contained in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

Table of Contents for the SAI

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit

An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.

Attained Age

The Insured’s age on the Issue Date plus the number of Policy years completed since the Issue Date.

Beneficiary

The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.

Business Day

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value

The amount we will pay you if you fully Surrender the Policy while it is in force. The Cash Surrender Value on the date you Surrender is equal to: the Contract Value, minus any Surrender Charge, minus any Monthly Deductions due and unpaid, and minus any Outstanding Loan Amount.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the Subaccounts and the Fixed Account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Death Benefit Amount Payable

The amount we will pay to the Beneficiary when we receive proof of the Insured’s death, equal to death benefit in effect as of the date of the Insured’s death, minus any Monthly Deductions due and unpaid at the date of the Insured’s death, minus any Outstanding Loan Amount, plus the amounts to be paid under the terms of any riders you added to the Policy.

Face Amount

The dollar amount of insurance selected by the Owner; used to determine the death benefit. The Face Amount on the Issue Date is set forth on the Policy specifications page. You may increase or decrease the Face Amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial Surrender, may affect the amount of the Face Amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the Face Amount.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the Funds that are listed on the front page of this prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003 77th Avenue S.E., Mercer Island, Washington 98040.

Initial Premium

The amount you must pay before insurance coverage begins under this Policy.

Insured

The natural person whose life is Insured by this Policy.

Issue Age

The Insured’s age as of the last birthday on the Issue Date.

Issue Date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the Issue Date. On the Issue Date, we place your Initial Premium (minus the premium expense charge) in the Fixed Account. The first Monthly Deduction occurs on the Issue Date. The entire Contract Value remains allocated to the Fixed Account until the Reallocation Date.

Loan Account Value

The portion of your Contract Value allocated to the loan account.

Lapse

When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any Monthly Due Date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the Monthly Deduction that is due; or (ii) the Contract Value exceeds the Outstanding Loan Amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount is paid).

Maturity Date

The Policy anniversary when the Insured reaches age 121 and life insurance coverage under this Policy ends. The Maturity Date is shown on the Policy specifications page.

Monthly Deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.

Monthly Due Date

The day of each month when we determine the Monthly Deductions and deduct them from Contract Value. It is the same date each month as the Issue Date. If there is no Business Day that coincides with the Issue Date in the calendar month, the Monthly Due Date is the next Business Day.

NYSE

The New York Stock Exchange

Outstanding Loan Amount

The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the Outstanding Loan Amount from the Subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account. The Outstanding Loan Amount, or Loan Account Value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio

A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge

An amount deduced from each premium payment before the remainder of the premium payment is allocated to the Subaccounts and/or Fixed Account based on your current allocation percentage for premium payments. Initial Premiums are assessed the premium expense charge, and the remainder is allocated to the Fixed Account until the Reallocation Date.

Reallocation Date

The date we reallocate any premium (plus interest) held in the Fixed Account to the Subaccounts and/or Fixed Account as you directed in your application. The Reallocation Date is the Record Date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy in our books as an in force policy.

Right-to-Examine Period

The period when you may return the Policy and receive a refund. The length of the Right-to-Examine Period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “Infosys McCamish Systems, LLC” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount

A division of the Variable Account that invests exclusively in shares of one Portfolio of a fund. The investment performance of each Subaccount is linked directly to the investment performance of the Portfolio in which it invests.

Surrender

The termination of the Policy at the option of the Owner.

Surrender Charge

The amount, based on the Face Amount, we charge you to fully Surrender this Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the Issue Date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine Policy years and within nine years following any increase in the Face Amount.

Tax Code

The Internal Revenue Code of 1986, as amended.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio of a designated fund.

Written Notice

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Appendix A—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per $1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.06001	N/A	0.03500	39	0.11757	0.22277	0.09671	0.17182
1	N/A	0.03834	N/A	0.02583	40	0.12675	0.24198	0.10255	0.18268
2	N/A	0.02750	N/A	0.01916	41	0.13760	0.26538	0.10923	0.19520
3	N/A	0.02000	N/A	0.01666	42	0.15095	0.29297	0.11674	0.21107
4	N/A	0.01750	N/A	0.01583	43	0.16681	0.32558	0.12592	0.22862
5	N/A	0.01750	N/A	0.01500	44	0.18435	0.36238	0.13676	0.24950
6	N/A	0.01833	N/A	0.01583	45	0.20356	0.39920	0.14928	0.27374
7	N/A	0.01833	N/A	0.01750	46	0.22277	0.43604	0.16431	0.30216
8	N/A	0.01833	N/A	0.01750	47	0.23864	0.46703	0.18184	0.33729
9	N/A	0.01916	N/A	0.01750	48	0.25118	0.49048	0.20105	0.37912
10	N/A	0.02000	N/A	0.01833	49	0.26705	0.52065	0.22277	0.42599
11	N/A	0.02333	N/A	0.02083	50	0.28795	0.56005	0.24700	0.47624
12	N/A	0.02833	N/A	0.02250	51	0.31471	0.61121	0.27458	0.53155
13	N/A	0.03333	N/A	0.02583	52	0.34732	0.67332	0.30551	0.59108
14	N/A	0.04334	N/A	0.02833	53	0.38498	0.74807	0.33812	0.65569
15	N/A	0.05501	N/A	0.03000	54	0.43269	0.83717	0.37242	0.72454
16	N/A	0.06502	N/A	0.03250	55	0.48629	0.93226	0.41176	0.79765
17	N/A	0.07419	N/A	0.03417	56	0.54161	1.03082	0.45446	0.87587
18	N/A	0.07920	N/A	0.03667	57	0.59527	1.12189	0.49970	0.95500
19	N/A	0.08170	N/A	0.03834	58	0.64897	1.20883	0.54664	1.03756
20	N/A	0.07920	N/A	0.03750	59	0.71194	1.31107	0.59443	1.12611
21	0.07920	0.11340	0.03917	0.05251	60	0.78840	1.43713	0.64478	1.21812
22	0.07920	0.11924	0.04000	0.05501	61	0.88176	1.59135	0.70019	1.31784
23	0.08003	0.12508	0.04000	0.05751	62	0.99037	1.76877	0.75899	1.42359
24	0.08086	0.13176	0.04167	0.06085	63	1.10924	1.95930	.82119	1.53200
25	0.08337	0.13927	0.04250	0.06585	64	1.23333	2.15024	0.88933	1.64904
26	0.08670	0.14678	0.04584	0.07002	65	1.36266	2.33731	0.96510	1.77557
27	0.08837	0.15095	0.04751	0.07419	66	1.49387	2.51876	1.04768	1.91334
28	0.08670	0.15179	0.05001	0.07920	67	1.63122	2.70230	1.13961	2.06666
29	0.08587	0.15095	0.05251	0.08420	68	1.77642	2.89051	1.24177	2.23476
30	0.08503	0.15012	0.05501	0.08921	69	1.93972	3.09808	1.35336	2.42029
31	0.08420	0.15095	0.05835	0.09588	70	2.13062	3.33638	1.47947	2.63021
32	0.08503	0.15346	0.06168	0.10255	71	2.36296	3.62993	1.62358	2.86556
33	0.08754	0.15847	0.06585	0.11090	72	2.63536	3.97231	1.78151	3.12222
34	0.08921	0.16431	0.07086	0.12174	73	2.92321	4.31861	1.95420	3.40297
35	0.09338	0.17099	0.07669	0.13259	74	3.23355	4.69520	2.14598	3.69761
36	0.09755	0.18101	0.08253	0.14344	75	3.57270	5.11567	2.35698	4.00801
37	0.10339	0.19270	0.08754	0.15262	76	3.95664	5.58418	2.58905	4.34483
38	0.11090	0.20690	0.09171	0.16181	77	4.40517	6.12911	2.84664	4.70924

A-1

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per $1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
78	4.92894	6.75812	3.12826	5.10421	90	17.58287	20.53619	10.88246	13.83189
79	5.51951	7.45576	3.43845	5.53102	91	19.12353	22.05253	11.58260	14.27591
80	6.18263	8.22452	3.82529	6.06583	92	20.76683	23.63636	12.75537	15.24260
81	6.90909	9.04868	4.30288	6.72401	93	22.53307	25.30420	14.36966	16.62877
82	7.68497	9.90463	4.81112	7.40691	94	24.43244	27.11897	16.42157	18.59746
83	8.53991	10.82608	5.34786	8.10961	95	26.35437	28.98442	18.70919	20.97702
84	9.50017	11.87958	5.95007	8.84722	96	28.27211	30.79253	21.02122	23.30415
85	10.58031	13.08901	6.56439	9.53442	97	30.36217	32.73942	22.55449	24.71403
86	11.78364	14.41951	7.29574	10.33521	98	32.64693	34.84234	23.39817	25.28542
87	13.10250	15.85547	8.20718	11.33853	99	35.15185	37.11809	25.17504	26.84313
88	14.52614	17.37749	9.17863	12.35414	100+	N/A	N/A	N/A	N/A
89	16.04444	18.97012	10.15602	13.29346

*	Attained ages 0-20 are juvenile issues

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

A-2

Appendix B—Monthly Underwriting and Sales Expense Charges

CURRENT AND GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.0750	N/A	0.0720	37	0.2900	0.3490	0.2330	0.2460
1	N/A	0.0760	N/A	0.0720	38	0.3060	0.3640	0.2450	0.2560
2	N/A	0.0770	N/A	0.0730	39	0.3210	0.3790	0.2570	0.2660
3	N/A	0.0780	N/A	0.0740	40	0.3370	0.3940	0.2700	0.2760
4	N/A	0.0790	N/A	0.0750	41	0.3520	0.4150	0.2810	0.2870
5	N/A	0.0800	N/A	0.0760	42	0.3680	0.4360	0.2920	0.2980
6	N/A	0.0830	N/A	0.0780	43	0.3830	0.4570	0.3030	0.3100
7	N/A	0.0850	N/A	0.0810	44	0.3980	0.4780	0.3140	0.3210
8	N/A	0.0880	N/A	0.0830	45	0.4140	0.4990	0.3250	0.3320
9	N/A	0.0910	N/A	0.0860	46	0.4410	0.5320	0.3460	0.3520
10	N/A	0.0930	N/A	0.0880	47	0.4680	0.5640	0.3670	0.3710
11	N/A	0.0980	N/A	0.0920	48	0.4950	0.5970	0.3880	0.3910
12	N/A	0.1030	N/A	0.0970	49	0.5220	0.6290	0.4090	0.4110
13	N/A	0.1080	N/A	0.1010	50	0.5490	0.6620	0.4300	0.4300
14	N/A	0.1130	N/A	0.1060	51	0.5910	0.7070	0.4610	0.4610
15	N/A	0.1180	N/A	0.1100	52	0.6320	0.7530	0.4910	0.4920
16	N/A	0.1260	N/A	0.1160	53	0.6730	0.7980	0.5220	0.5230
17	N/A	0.1340	N/A	0.1220	54	0.7140	0.8430	0.5530	0.5530
18	N/A	0.1420	N/A	0.1280	55	0.7550	0.8890	0.5840	0.5840
19	N/A	0.1500	N/A	0.1340	56	0.8160	0.9520	0.6380	0.6380
20	N/A	0.1580	N/A	0.1400	57	0.8770	1.0150	0.6930	0.6930
21	0.1590	0.1730	0.1400	0.1420	58	0.9380	1.0770	0.7470	0.7470
22	0.1610	0.1880	0.1400	0.1450	59	0.9990	1.1400	0.8010	0.8010
23	0.1620	0.2030	0.1400	0.1470	60	1.0600	1.2030	0.8550	0.8550
24	0.1630	0.2180	0.1400	0.1500	61	1.1080	1.2220	0.9030	0.9030
25	0.1640	0.2330	0.1400	0.1520	62	1.1560	1.2420	0.9500	0.9500
26	0.1730	0.2420	0.1460	0.1590	63	1.2040	1.2610	0.9980	0.9980
27	0.1830	0.2500	0.1510	0.1660	64	1.2510	1.2800	1.0450	1.0450
28	0.1930	0.2590	0.1580	0.1730	65	1.2990	1.2990	1.0930	1.0930
29	0.2020	0.2680	0.1630	0.1800	66	1.3510	1.3510	1.1440	1.1440
30	0.2120	0.2760	0.1690	0.1860	67	1.4020	1.4020	1.1950	1.1950
31	0.2210	0.2850	0.1770	0.1940	68	1.4540	1.4540	1.2460	1.2460
32	0.2310	0.2930	0.1850	0.2020	69	1.5050	1.5050	1.2970	1.2970
33	0.2400	0.3020	0.1930	0.2100	70	1.5570	1.5570	1.3480	1.3480
34	0.2490	0.3100	0.2000	0.2180	71	1.6450	1.6450	1.4310	1.4310
35	0.2580	0.3190	0.2080	0.2250	72	1.7330	1.7330	1.5150	1.5150
36	0.2740	0.3340	0.2210	0.2350	73	1.8210	1.8210	1.5980	1.5980

B-1

CURRENT AND GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
74	1.9090	1.9090	1.6820	1.6820	78	2.1230	2.1230	1.8760	1.8760
75	1.9970	1.9970	1.7650	1.7650	79	2.1640	2.1640	1.9130	1.9130
76	2.0390	2.0390	1.8020	1.8020	80	2.2060	2.2060	1.9500	1.9500
77	2.0810	2.0810	1.8390	1.8390

*	Attained ages 0-20 are juvenile issues

B-2

Appendix C—Table of Surrender Charge Factors

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	0.00
22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	0.00
23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	0.00
24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	0.00
25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	0.00
26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	0.00
27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	0.00
28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	0.00
29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	0.00
30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	0.00
31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	0.00
32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	0.00
33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	0.00
34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	0.00
35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	0.00
36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	0.00
37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	0.00
38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	0.00
39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	0.00
40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	0.00
41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	0.00
42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	0.00
43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	0.00
44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	0.00
45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	0.00
46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	0.00
47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	0.00
48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	0.00
49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	0.00
50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	0.00
51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	0.00
52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	0.00
53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	0.00
54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	0.00
55	26.43	25.11	23.52	22.20	20.88	19.56	16.65	11.10	5.55	0.00
56	27.53	26.15	24.50	23.13	21.75	20.37	17.34	11.56	5.78	0.00
57	28.84	27.40	25.67	24.23	22.78	21.34	18.17	12.11	6.06	0.00
58	30.45	28.93	27.10	25.58	24.06	22.53	19.18	12.79	6.39	0.00
59	32.22	30.61	28.68	27.06	25.45	23.84	20.30	13.53	6.77	0.00

C-1

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
60	33.90	32.21	30.17	28.48	26.78	25.09	21.36	14.24	7.12	0.00
61	35.40	33.63	31.51	29.74	27.97	26.20	22.30	14.87	7.43	0.00
62	36.90	35.06	32.84	31.00	29.15	27.31	23.25	15.50	7.75	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	0.00
1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	0.00
2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	0.00
4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	0.00
5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	0.00
6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	0.00
7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	0.00
8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	0.00
9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	0.00
10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	0.00
11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	0.00
12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	0.00
13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	0.00
14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	0.00

C-2

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	0.00
16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	0.00
17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	0.00
19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	0.00
20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	0.00
21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	0.00
22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	0.00
23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	0.00
24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	0.00
25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	0.00
26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	0.00
27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	0.00
28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	0.00
29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	0.00
30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	0.00
31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	0.00
32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	0.00
33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	0.00
34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	0.00
35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	0.00
36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	0.00
37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	0.00
38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	0.00
39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	0.00
40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	0.00
41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	0.00
42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	0.00
43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	0.00
44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	0.00
45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	0.00
46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	0.00
47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	0.00
48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	0.00
49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	0.00
50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	0.00
51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	0.00
52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	0.00
53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	0.00
54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	0.00
55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	0.00

C-3

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	0.00
57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	0.00
58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	0.00
59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	0.00
22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	0.00
24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	0.00
25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	0.00
26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	0.00
27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	0.00
28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	0.00
29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	0.00
30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	0.00
31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

C-4

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	0.00
33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	0.00
34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	0.00
35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	0.00
36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	0.00
37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	0.00
38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	0.00
39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	0.00
40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	0.00
41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	0.00
42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	0.00
43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	0.00
44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	0.00
45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00

C-5

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	0.00
1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	0.00
2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	0.00
3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	0.00
4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	0.00
5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	0.00
6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	0.00
8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	0.00
9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	0.00
10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	0.00
11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	0.00
12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	0.00
13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	0.00
14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	0.00
15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	0.00
16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	0.00
17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	0.00
18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	0.00
19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	0.00
20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	0.00
21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	0.00
22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	0.00
23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	0.00
24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	0.00
25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	0.00
26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	0.00
27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	0.00
28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	0.00

C-6

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00
30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	0.00
31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	0.00
32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	0.00
33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	0.00
34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	0.00
35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	0.00
36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	0.00
37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	0.00
38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	0.00
39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	0.00
40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	0.00
41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	0.00
42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	0.00
43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	0.00
44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	0.00
45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00

C-7

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

C-8

The Statement of Additional Information (“SAI”) dated May 1, 2017 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-149540/811-09507

Statement of Additional Information for the Farmers EssentialLife® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue S.E.

Mercer Island, Washington 98040

Phone: (206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2017 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the portfolios.

The date of this Statement of Additional Information is May 1, 2017.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit. An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

Attained Age. The insured’s age on the issue date plus the number of Policy years completed since the issue date.

Beneficiary. The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, minus any monthly deductions due and unpaid, and minus any outstanding loan amount.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. The sum of the values you have in the subaccounts and the Fixed Account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Death Benefit Amount Payable. The amount we will pay to the beneficiary when we receive proof of the insured’s death, equal to death benefit in effect as of the date of the insured’s death, minus any monthly deductions due and unpaid at the date of the insured’s death, minus any outstanding loan amount, plus the amounts to be paid under the terms of any riders you added to the Policy.

Face Amount. The dollar amount of insurance selected by the Owner; used to determine the death benefit. The Face Amount on the issue date is set forth on the Policy specifications page. You may increase or decrease the Face Amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial surrender, may affect the amount of the Face Amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the Face Amount.

Fixed Account. An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account.

Fund(s). Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3003 77th Avenue S.E., Mercer Island, Washington 98040.

Initial Premium. The amount you must pay before insurance coverage begins under this Policy.

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Insured. The natural person whose life is insured by this Policy.

Issue Age. The insured’s age as of the last birthday on the issue date.

Issue Date. The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your Initial Premium (minus the premium expense charge) in the Fixed Account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the Fixed Account until the reallocation date.

Loan Account Value. The portion of your Contract Value allocated to the loan account.

Lapse. When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any monthly due date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the monthly deduction that is due; or (ii) the Contract Value exceeds the outstanding loan amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount be paid).

Maturity Date. The Policy anniversary when the insured reaches age 121 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.

Monthly Due Date. The day of each month when we determine the monthly deductions and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE. The New York Stock Exchange

Outstanding Loan Amount. The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the outstanding loan amount from the subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class. A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums. All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deduced from each premium payment before the remainder of the premium payment is allocated to the subaccounts and/or Fixed Account based on your current allocation percentage for premium payments. Initial Premiums are assessed the premium expense charge, and the remainder is allocated to the Fixed Account until the reallocation date.

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Reallocation Date. The date we reallocate any premium (plus interest) held in the Fixed Account to the subaccounts and/or Fixed Account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date. The date we record your Policy in our books as an in force policy.

Right-to-Examine Period. The period when you may return the Policy and receive a refund. The length of the Right-to-Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right-to Examine Period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount. A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of the Policy at the option of the Owner.

Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender this Policy. The surrender charge is equal to (a) +(b), where (a) is the surrender charge for the Face Amount on the issue date; and (b) is the surrender charge for each increase in Face Amount. The surrender charge applies during the first nine Policy years and within nine years following any increase in the Face Amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice. The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner). The person entitled to exercise all rights as Owner under the Policy.

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General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•	conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments and supplements to the application), then we may contest the Policy’s validity, any increases in Face Amount, any reinstatement of the Policy, any attached rider, or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years during the insured’s lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in Face Amount after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability (or Death Benefit Amount Payable) is limited to an amount equal to the premiums paid, less any outstanding loan amount (which includes any interest you owe), and less any partial surrender amounts (not including processing fees) previously paid. A new two-year suicide period will apply from the effective date of any reinstatement or change from Option B (level death benefit option) to Option A (variable death benefit option) and to each increase in Face Amount starting on the effective date of each increase. During this two-year period, the Death Benefit Amount Payable will be limited to the amount that would have been payable if the Policy change had not been made, plus any additional cost of insurance charges and monthly underwriting and sales expense charges that have been deducted from the Contract Value solely as a result of the Policy change.

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Misstatement of Age or Gender

If the insured’s age or gender was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and gender based on the most recent deduction for cost of insurance. If the insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured’s correct age and gender.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

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Additional Information

Changing Death Benefit Options

•	After the first Policy year, you may change death benefit options or change the Face Amount (but not both, unless done simultaneously) once each Policy year.

•	You must make your request in writing and sign the request.

•	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

•	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.

•	We conclude the insured has an excessive amount of insurance coverage

•	We conclude the Owner no longer has an insurable interest in the insured.

•	The effective date of the change will be the monthly due date following the date when we approve your request for a change.

•	The minimum premium will be recalculated.

•	We will send you a Policy endorsement with the change to attach to your Policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	We do not require evidence of insurability.

•	The Face Amount will change. The new Option B Face Amount will equal the Option A Face Amount prior to the change plus the Contract Value on the effective date of the change.

•	We will not impose an additional underwriting and sales expense charge on the portions of any increase in Face Amount due to a change in death benefit option.

•	The minimum premium will increase.

•	The change in option affects the determination of the death benefit since Contract Value is no longer added to the Face Amount. The death benefit will equal the new Face Amount (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

•	You must provide satisfactory evidence of insurability.

•	The Face Amount will change. The new Option A Face Amount will equal the Option B Face Amount prior to the change less the Contract Value on the effective date of the change, but the new Face Amount will not be less than the minimum Face Amount shown on your Policy specifications page.

•	We will not impose any partial surrender charge solely as a result of this change in Face Amount.

•	The minimum premium will decrease.

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•	The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new Face Amount, and the death benefit will then vary with the Contract Value.

•	Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the Face Amount.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.

If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.

Option 1 – Interest Accumulation:

•	Your proceeds will earn interest at a rate of not less than 2.5% per year compounded annually.

•	We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:

•	You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•	Unless you direct otherwise, or the payee is a minor, the payee may withdraw the proceeds at any time.

•	After the first year, we may defer such withdrawal for up to six months.

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Option 3 – Income—Period Certain:

•	We will pay installments for a specified period.

•	The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

Option 4 – Income—Amount Certain:

•	We will pay installments of a specified amount until the proceeds together with interest are paid in full.

•	We will credit interest at a rate of not less than 2.5% compounded annually.

Option 5 – Income—Life:

•	We will pay installments for the payee’s lifetime.

•	We will make payments for at least a specified guaranteed number of installments.

•	The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.

•	We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

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We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging Program discussed above.

Subaccount Unit Value

The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the variable account’s financial statements. The unit value may increase or decrease from one Business Day to the next.

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The unit value of any subaccount at the end of a Business Day is calculated as:

A x B, where:

“A” is the subaccount’s unit value for the end of the immediately preceding Business Day; and

“B” is the net investment factor for the end of the most current Business Day.

The net investment factor is an index we use to measure the investment performance of a subaccount from one Business Day to the next. Each subaccount has a net investment factor for each Business Day that may equal or be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Business Day by the following formula:

X	– Z
Y

“X” equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus

2.	the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; minus

3.	the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; minus

4.	the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

“Y” equals the net asset value per portfolio share held in the subaccount as of the end of the preceding Business Day.

“Z” equals the daily equivalent of the annual mortality and expense risk charge for the Business Day times the number of days since the last Business Day. The mortality and expense risk charge is deducted from each subaccount on each Business Day.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”), is the stock life insurance company issuing the Policy. Farmers is located at 3003 77th Avenue S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly known as Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

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We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the Variable Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Distribution of the Policies

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the FINRA and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. Prior to the date that sales of the Policies began, FFS received sales commissions with respect to the other variable life insurance policies supported by the variable account in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2012	$9,341,481	0
2013	$10,014,614	0
2014	$14,243,597	0
2015	$14,585,396	0
2016	$11,663,995	0

*	Includes sales commissions paid to FFS for other variable life insurance policies issued by Farmers.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,254,689 in commissions in 2016.

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We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2016, we paid FFS sales representatives and district managers $2,970,968 in bonus compensation for their sales of our other variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current Face Amount • the current Death Benefit Amount Payable • the Contract Value • the Cash Surrender Value	• any loans since the last report • premiums paid since the last report • all deductions since the last report • any outstanding loan amount

You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the Fixed Account.

Policy Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial surrenders, loans, and full surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

Legal Matters

Legal matters with respect to our organization, our authority to issue variable life insurance policies, and the validity of the Policies has been passed upon by Garrett B. Paddor, General Counsel and Corporate Secretary.

Experts

The financial statements of Farmers New World Life Insurance Company as of December 31, 2016 and 2015, and for each of the years ended December 31, 2016, 2015 and 2014 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 2 of the financial statements), and the financial statements of Farmers Variable Life Separate Account A as of December 31, 2016 and for each of the periods ended December 31, 2016 and 2015 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

13

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2016 and 2015, and for each of the years ended December 31, 2016, 2015 and 2014, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2016 and for the periods ended December 31, 2016 and 2015, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

14

Index to Financial Statements

Farmers New World Life Insurance Company
Independent Auditor’s Report
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2016 and 2015
Statutory Statements of Operations for the Years Ended December 31, 2016, 2015 and 2014
Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2016, 2015 and 2014
Statutory Statements of Cash Flows for the Years Ended December 31, 2016, 2015 and 2014
Notes to Statutory Financial Statements
Supplemental Schedule of Assets and Liabilities for the Year Ended December 31, 2016
Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ended December 31, 2016

Farmers Variable Life Separate Account A
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2016
Statement of Operations for the Period Ended December 31, 2016
Statements of Changes in Net Assets for the Periods Ended December 31, 2016 and 2015
Notes to Financial Statements

F-1

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2016 and 2015 and

For the Years Ended December 31, 2016, 2015 and 2014

And Supplemental Schedules

As of and for the Year Ended December 31, 2016

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2016, 2015 and 2014

	Page	(s)

Report of Independent Auditors	1–2

Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3

Statutory Statements of Operations	4

Statutory Statements of Changes in Capital and Surplus	5

Statutory Statements of Cash Flows	6

Notes to Statutory Financial Statements	7–58

Supplemental Schedules

Supplemental Schedule of Assets and Liabilities	59–62

Supplemental Summary Investment Schedule and Investment Risk Interrogatories	63–67

Report of Independent Auditors

To the Board of Directors and Management of

Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2016 and 2015, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ended December 31, 2016, 2015 and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years ended December 31, 2016, 2015, and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories (collectively, the “supplemental schedules”) of the Company as of December 31, 2016 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 28, 2017

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2016 and 2015

(in thousands of dollars)	2016	2015

Admitted Assets
Bonds, at amortized cost (market value of $5,274,477 and $5,237,100)	$4,985,672	$4,936,947
Common stocks (cost of $52,990 and $118,146)	67,198	127,778
Mortgage loans on real estate	588,683	534,340
Investment real estate:
Properties held for the production of income, net	112,448	138,349
Properties held for sale, net	25,512	3,167
Contract loans	284,183	288,024
Receivables for securities	2,746	3,597
Securities lending reinvested collateral	5,405	5,888
Cash, cash equivalents and short-term investments	106,234	62,159

Total cash and invested assets	6,178,081	6,100,249

Accrued investment income	61,038	65,952
Deferred and uncollected premiums	95,507	96,832
Other assets	34,537	47,134
Current federal income tax recoverable and interest thereon	5,713	8,388
Net deferred tax asset	103,788	100,179
Separate accounts	676,681	638,993

Total admitted assets	$7,155,345	$7,057,727

Liabilities
Aggregate reserves for life and annuity policies	$5,247,480	$5,225,824
Aggregate reserves for accident and health policies	4,616	4,210
Contract claims	40,806	40,882
Liability for deposit-type contracts	466,132	460,884
Premiums and annuity considerations received in advance	970	958
General expenses due and accrued	28,590	31,657
Taxes, licenses, and fees due and accrued	5,247	5,187
Unearned investment income	305	363
Amounts withheld or retained by company as agent or trustee	215	280
Amounts held for agents’ account	5,056	5,105
Remittances and items not allocated	8,494	13,725
Interest maintenance reserve	28,351	26,332
Asset valuation reserve	51,069	53,466
Securities lending collateral liability	5,405	5,888
Other liabilities	58,226	53,675
Separate accounts	676,681	638,993

Total liabilities	6,627,643	6,567,429

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2016 and 2015)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Unassigned surplus	517,903	480,499

Total capital and surplus	527,702	490,298

Total liabilities and capital and surplus	$7,155,345	$7,057,727

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2016, 2015 and 2014

(in thousands of dollars)	2016	2015	2014

Revenues
Premiums and annuity considerations	$592,855	$600,006	$588,902
Net investment income	260,196	265,162	271,800
Amortization of interest maintenance reserve	6,512	5,795	6,722
Commissions and expense allowances on reinsurance ceded	187,870	158,922	148,578
Other	9,459	10,897	8,975

Total revenues	1,056,892	1,040,782	1,024,977

Benefits and expenses
Death and other benefits	234,391	253,874	237,705
Surrender benefits and other fund withdrawals	274,827	289,524	282,337
Interest on policy or contract funds	20,766	21,645	21,319
Increase in aggregate reserves	17,214	14,633	16,845
Commissions	88,257	99,259	89,257
General insurance expenses	197,905	195,671	199,920
Taxes, licenses and fees	26,587	25,219	24,405
Increase / (decrease) in loading on deferred and uncollected premiums	(4,292)	(1,232)	1,113
Transfers (from) / to separate accounts	5,827	2,401	(5,282)
Aggregate write-ins for deductions	4	46	4

Total benefits and expenses	861,486	901,040	867,623

Net gain from operations before federal income taxes and realized capital gains	195,406	139,742	157,354
Federal income taxes	69,042	39,064	55,527

Net gain from operations before realized capital gains	126,364	100,678	101,827
Net realized capital gains, less capital gains taxes of $2,208, $3,102 and ($2,287) and transfers to interest maintenance reserve of $8,531, $5,476 and ($4,634) at December 31, 2016, 2015 and 2014, respectively. Refer to note 3 for further breakout.	11,542	690	15,178

Net income	$137,906	$101,368	$117,005

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2016, 2015 and 2014

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus

Balances at December 31, 2013	$6,600	$3,199	$556,792	$566,591

Net Income	—	—	117,005	117,005
Change in net unrealized capital gains	—	—	5,377	5,377
Change in net deferred taxes	—	—	(1,351)	(1,351)
Change in nonadmitted assets	—	—	(8,798)	(8,798)
Change in reinsurance in unauthorized companies	—	—	519	519
Change in asset valuation reserve	—	—	(18,794)	(18,794)
Extraordinary dividends to stockholder	—	—	(150,000)	(150,000)
SSAP No. 3 waiver of premium reserve adjustment	—	—	(13,451)	(13,451)
SSAP No. 3 suspense balances adjustment	—	—	531	531

Balances at December 31, 2014	6,600	3,199	487,830	497,629

Net Income	—	—	101,368	101,368
Change in net unrealized capital gains	—	—	845	845
Change in net deferred taxes	—	—	(9,512)	(9,512)
Change in nonadmitted assets	—	—	15,330	15,330
Change in asset valuation reserve	—	—	(3,742)	(3,742)
Extraordinary dividends to stockholder	—	—	(110,000)	(110,000)
SSAP No. 3 Real Estate Leasing Commissions	—	—	(1,341)	(1,341)
SSAP No. 3 VUL Reserves Adjustment	—	—	(279)	(279)

Balances at December 31, 2015	6,600	3,199	480,499	490,298

Net Income	—	—	137,906	137,906
Change in net unrealized capital gains	—	—	2,976	2,976
Change in net deferred taxes	—	—	(3,233)	(3,233)
Change in nonadmitted assets	—	—	9,264	9,264
Change in asset valuation reserve	—	—	2,397	2,397
Extraordinary dividends to stockholder	—	—	(105,000)	(105,000)
SSAP No. 3 Policy Loan adjustment	—	—	(3,755)	(3,755)
SSAP No. 3 VUL Reserves Adjustment	—	—	(3,151)	(3,151)

Balances at December 31, 2016	$6,600	$3,199	$517,903	$527,702

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2016, 2015 and 2014

(in thousands of dollars)	2016	2015	2014

Cash from operations
Premiums collected net of reinsurance	$598,483	$602,806	$589,104
Net investment income	272,317	271,251	277,760
Miscellaneous income	197,329	169,819	157,552

Cash provided by operating activities	1,068,129	1,043,876	1,024,416

Benefits and loss related payments	520,992	551,251	535,914
Net transfers (from) / to separate accounts	3,877	766	(4,463)
Commissions, expenses paid and write-ins	314,240	318,408	315,407
Federal and foreign income taxes paid	66,552	50,974	111,294

Cash used in operating activities	905,661	921,399	958,152

Net cash from operations	162,468	122,477	66,264

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	1,312,850	1,239,615	1,414,824
Common stocks	100,682	34,372	44,059
Mortgage loans	7,125	3,239	840
Real estate	11,699	—	25,279
Other invested assets	—	—	169
Miscellaneous proceeds	10,109	25,702	23,260

Cash provided by investing activities	1,442,465	1,302,928	1,508,431

Cost of investments acquired (long-term only):
Bonds	1,360,231	938,393	1,031,583
Common stocks	33,696	36,813	161,949
Mortgage loans	61,468	260,082	195,523
Real estate	4,286	71,516	20,585
Miscellaneous applications	1,000	3,590	706

Cash paid for investing activities	1,460,681	1,310,394	1,410,346
Net (decrease) / increase in contract loans and premium notes	(3,788)	(3,943)	(1,040)

Net cash provided by / (used in) investments	(14,428)	(3,523)	99,125

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	5,248	(3,481)	(1,476)
Dividends to stockholder	(105,000)	(110,000)	(150,000)
Other cash (applied) / provided	(4,213)	(20,456)	(16,961)

Net cash used by financing and miscellaneous sources	(103,965)	(133,937)	(168,437)

Net change in cash, cash equivalents and short-term investments	44,075	(14,983)	(3,048)
Cash, cash equivalents and short-term investments
Beginning of year	62,159	77,142	80,190

End of year	$106,234	$62,159	$77,142

The accompanying notes are an integral part of these statutory financial statements

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As Of And For The Years Ended December 31, 2016, 2015 and 2014

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products. Additionally, the Company offers flexible and single premium deferred annuities and single premium immediate annuities.

In September of 2015 the Company started selling an Indexed Universal Life product. This is a long-duration insurance contract with the following features: flexible premiums, death benefit guarantee, fixed and indexed interest accounts, policy loans, and several riders. Effective December 1, 2015, the Company cedes to Zurich Insurance Company Ltd (“ZIC”) 100% of its contractual risk for new and in-force issues of its Indexed Universal Life product.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

Going Concern

The Company’s management periodically evaluates whether there is substantial doubt about the Company’s ability to continue as a going concern. Such substantial doubt is determined when relevant conditions and events, considered in the aggregate, indicate that it is probable that the Company will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Management has determined that there is not a substantial doubt about the Company’s ability to continue as a going concern.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.

In 2014, the Company received approval for a permitted practice from the State of Washington Office of Insurance Commissioner to report its indirectly held real estate in its wholly-owned subsidiary real estate holding company, FLREC, LLC, as Schedule A real estate assets rather than as Schedule BA real estate assets beginning with the June 30, 2014 Quarterly Statement. This permitted practice was only for the calendar year 2014. This permitted practice had no impact on the Company’s net income or statutory surplus. Also, the Company’s risk-based capital would not have triggered any regulatory event in the absence of this permitted practice. Beginning in 2015, the Statement of Statutory Accounting Principles (SSAP) No. 40 Real Estate Investments was amended to allow single-member single-asset limited liability companies to be reported on Schedule A so a permitted practice was no longer needed.

The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2016. A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC are shown below as of December 31, 2016 and 2015. The practices prescribed or permitted by the OIC did not have an impact on statutory surplus or net income.

(in thousands of dollars)		State of	2016	2015
	Description	Domicile

Statutory surplus, state basis		Washington	$527,702	$490,298

State prescribed practices that increase/decrease NAIC SAP		Washington	—	—

Statutory surplus, NAIC SAP		Washington	$527,702	$490,298

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are reported at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000. This is mentioned in the Aggregate Reserves for Life and Annuity Policies section below. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumptions would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges. For Variable Annuities, we hold extra liability (SOP reserve) for Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Retirement Income Benefit (GRIB). For Indexed Universal Life (IUL), GAAP reserve reflects an embedded derivative portion, so the reserve fluctuates as the market value of the option fluctuates.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsurance amounts are reflected as an asset.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown gross. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Separate Accounts

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of new variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 15 for additional information on separate accounts.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•	Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

•	Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, 2012 IAR, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.50% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.25% to 5.50%.

•	Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.00% to 4.50%.

•	Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group and the Farmers Value Term group, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2016 and 2015, the Company had approximately $9,688,441,000 and $9,302,441,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2016 and 2015 was approximately $634,000 and $589,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•	Mortgage loans–at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2016 or December 31, 2015. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•	Real estate, including related improvements–at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2016 and 2015 was approximately $36,100,000 and $35,200,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. There were no impairments recognized in 2016, 2015 or 2014. In 2016, the Company classified 3 properties as held for sale: Crystal Park in the amount of $7,729,000 as of August 2016, Park Meadows II in the amount of $10,562,000 as of September 2016, and Ohio State Life in the amount of $4,053,000 as of September 2016. In December 2014, the Company classified one property, San Marino, as held for sale in the amount of $2,972,000 as part of the Company’s investment real estate strategy. In December 2015, the property’s carrying value was $3,167,000. Due to structural matter at the property the expected disposal date of San Marino has been delayed beyond the expected 12 months.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Securities lending reinvested collateral assets-at cost or amortized cost.

•	Short-term investments–at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2016 and 2015 was $405,000 and $350,000, respectively.

Federal Income Taxes

The Company has applied the NAIC Statement of Statutory Accounting Principles (“SSAP”) No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2012 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2016 and 2015, the Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 14 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years, this was a change as of July 2016 due to alignment with changes in policy from parent. Gross electronic data processing equipment, depreciation and net admitted assets of EDP for December 31, 2016 and 2015 are as follows:

(in thousands of dollars)	2016	2015	Change

Gross EDP Equipment	$189	$224	$(35)
Accumulated Depreciation	(144)	(122)	(22)

Net EDP	45	102	(57)
Non-Admitted EDP	(45)	(102)	57

Net Admitted EDP	$—	$—	$—

Depreciation expense on electronic data processing equipment assets was $22,000, $48,000, and $23,000 for the year ended December 31, 2016, 2015 and 2014, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

Accounting Changes and Corrections of Errors

At December 31, 2016, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment in the amount of ($3,755,450), net of tax, to show the impact on prior years’ surplus of a decrease in its accrued policy loan income for the Variable Universal Life product.

At December 31, 2016, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment in the amount of ($3,150,718), net of tax, to show the impact on prior years’ surplus of an increase in its aggregate reserves for the Premier Term and Simple Term products’ waiver of premium benefit for both active and disabled life reserves.

At March 31, 2016, the Company changed its reporting of its real estate property cash, which had been included in the debit balance suspense accounts and nonadmitted on Other Assets. As the Company has been investing in additional investment real estate properties, this balance has been growing over time. Beginning with the March 31, 2016 Quarterly Statement, the Company has reclassed property cash in the amount of $9,435,634 to be included on Cash, Cash Equivalents, and Short-Term Investments.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

At December 31, 2015, the Company included an SSAP No. 3 Accounting Changes and Corrections of Errors direct to surplus adjustment in the amount of ($1,341,000), net of tax, to write-off non-admitted capitalized leasing commissions, net of amortization, to comply with SSAP No. 22 Leases.

At December 31, 2015, the Company also included an SSAP No. 3 Accounting Changes and Corrections of Errors direct to surplus adjustment in the amount of ($279,000), net of tax, to show the impact on prior years’ surplus of a correction to the variable universal life reserves.

At December 31, 2014, the Company included an SSAP No. 3 Accounting Changes and Corrections of Errors direct to surplus adjustment in the amount of ($13,451,000), net of tax, to record the impact on prior years’ surplus of an increase in its aggregate reserves for life contracts for a waiver of premium benefit that was not being properly reserved for prior to 2014.

At December 31, 2014, the Company also included an SSAP No. 3 Accounting Changes and Corrections of Errors direct to surplus adjustment in the amount of $531,000 to write-off certain prior year-end suspense account balances related to the wrap-up of its subsidiary, Leschi Life Assurance Company, which occurred in December 2013.

Change in Valuation Basis

There were no changes in reserve valuation bases in 2016 or 2015.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2016, 2015 and 2014 are as follows:

(in thousands of dollars)	2016	2015	2014

Bonds	$219,491	$232,583	$246,292
Common stocks (unaffiliated)	2,546	2,718	1,306
Mortgage loans	21,222	14,708	5,817
Investment real estate	14,670	11,415	9,625
Contract loans	20,420	22,237	22,628
Short-term investments	200	42	39
Other	159	230	515

Gross investment income	278,708	283,933	286,222
Less: Investment expenses	(18,512)	(18,771)	(14,422)

Net investment income	$260,196	$265,162	$271,800

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2016, 2015 and 2014, the Company’s investment expense included fees of approximately $321,000, $313,000 and $303,000, respectively, to its Parent Company, FGI.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

In 2016, 2015 and 2014, the Company’s investment expenses included fees of approximately $543,000, $572,000 and $93,000, respectively, to Zurich Investment Services.

In 2016, 2015 and 2014, the Company’s investment expenses included fees of approximately $1,832,000, $2,215,000 and $2,361,000, respectively, to Zurich Group Investments.

In 2016, 2015 and 2014, the Company’s investment expenses included fees of approximately $573,000, $558,000 and $189,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2016, 2015 and 2014 are as follows:

(in thousands of dollars)	2016	2015	2014

Bonds	$9,826	$8,623	$181
Common stocks (unaffiliated)	1,829	(1,222)	(964)
Short-term investments	—	(1)	4
Investment real estate	8,525	—	6,970
Aggregate write-ins for capital gains	2,101	2,045	1,990
Other	—	(178)	77

	22,281	9,267	8,258
Transfer to interest maintenance reserve	(8,531)	(5,476)	4,633
Add: Tax expense on net realized gains	(2,208)	(3,102)	2,287

Net realized gains	$11,542	$690	$15,178

Impairment losses included in realized gains and losses above, for the years ended December 31, 2016, 2015 and 2014 are as follows:

(in thousands of dollars)	2016	2015	2014

Bonds	$(3,338)	$—	$(41)
Common stocks (unaffiliated)	(625)	(1,737)	(290)

	$(3,963)	$(1,737)	$(331)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Unrealized Gains and Losses on Common Stock

(in thousands of dollars)	Gains	Losses	Net

2016
Common stock
Industrial and miscellaneous (unaffiliated)	$14,415	$(207)	$14,208

Total common stock	$14,415	$(207)	$14,208

2015
Common stock

Industrial and miscellaneous (unaffiliated)	$14,081	$(4,449)	$9,632

Total common stock	$14,081	$(4,449)	$9,632

Unrealized Gains and Losses on Bonds

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds as of December 31, 2016 and 2015 are as follows:

	2016
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$409,182	$5,345	$(17,637)	$396,890
Non-U.S. governments	13,930	657	(15)	14,572
States, territories and possessions	16,851	2,926	(176)	19,601
Political subdivisions	40,476	9,956	—	50,432
Special revenues	127,295	27,957	(102)	155,150
Industrial and miscellaneous	3,218,750	272,541	(20,857)	3,470,434
Hybrid securities	9,677	1,691	—	11,368

Total bonds	3,836,161	321,073	(38,787)	4,118,447

Loan-backed securities	1,149,511	21,241	(14,722)	1,156,030

Total fixed maturities	$4,985,672	$342,314	$(53,509)	$5,274,477

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

	2015
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$377,715	$8,735	$(2,632)	$383,818
Non-U.S. governments	23,421	974	(46)	24,349
States, territories and possessions	16,887	2,653	(18)	19,522
Political subdivisions	40,482	9,249	—	49,731
Special revenues	134,324	27,814	(3)	162,135
Industrial and miscellaneous	3,228,472	254,483	(29,823)	3,453,132
Hybrid securities	19,655	2,701	—	22,356

Total bonds	3,840,956	306,609	(32,522)	4,115,043

Loan-backed securities	1,095,991	32,460	(6,394)	1,122,057

Total fixed maturities	$4,936,947	$339,069	$(38,916)	$5,237,100

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2016 and 2015 were as follows:

	2016
	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$281,559	$(17,637)	$—	$—
Non-U.S. governments	5,633	(15)	—	—
States, territories and possessions	5,179	(176)	—	—
Special revenues	2,400	(102)	—	—
Industrial and miscellaneous	633,894	(17,206)	65,214	(3,651)

Total bonds	928,665	(35,136)	65,214	(3,651)
Loan-backed securities	478,746	(14,021)	20,955	(701)

Total fixed maturities	$1,407,411	$(49,157)	$86,169	$(4,352)

Equity securities
Industrial and miscellaneous (unaffiliated)	$3,446	$(207)	$—	$—

Total equity securities	$3,446	$(207)	$—	$—

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

	2015
	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$220,258	$(1,789)	$37,215	$(843)
Non-U.S. governments	13,541	(46)	—	—
States, territories and possessions	2,798	(18)	—	—
Special revenues	2,004	(3)	—	—
Industrial and miscellaneous	669,743	(24,681)	34,367	(5,142)

Total bonds	908,344	(26,537)	71,582	(5,985)
Loan-backed securities	330,253	(5,661)	23,517	(733)

Total fixed maturities	$1,238,597	$(32,198)	$95,099	$(6,718)

Equity securities
Industrial and miscellaneous (affiliated)	$37,220	$(3,854)	$3,197	$(595)

Total equity securities	$37,220	$(3,854)	$3,197	$(595)

As of December 31, 2016, fixed maturities represented 99.6% of the Company’s total unrealized loss amount, which was comprised of 258 securities. The Company holds 1 fixed maturity securities that is in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 237 securities, of which 78.3%, or $1,102,607,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities that have decreased in market values due to changes in interest rates since the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2016 were comprised of 21 securities, with a total fair value of approximately $86,169,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Equity securities represented 0.4% of the Company’s total unrealized loss amount, which is comprised of 6 securities.

Equity securities in an unrealized loss position for less than 12 months were comprised of 6 securities, with a total fair value of approximately $3,446,000. There were no equity securities in an unrealized loss position for 12 months or more.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

For loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2016.

Loan-Backed Securities

There were no loan-backed securities impaired during 2016 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Structured Notes

A Structured Note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either:

•	The coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or

•	The coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate.

Structure Notes for December 31, 2016 and 2015 are as follows:

December 31, 2016
CUSIPS	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

039483BC5	$2,518,450	$3,018,750	$2,517,146	N
111021AE1	19,480,690	22,775,250	18,327,280	N
25156PAC7	15,472,783	22,136,531	15,630,823	N
539830AW9	6,403,000	7,691,604	6,402,950	N
564759QB7	12,060,000	11,790,097	12,019,164	N
690742AB7	5,953,200	7,102,020	5,960,737	N
749770AQ6	9,655,000	11,368,280	9,677,197	N

Total	$71,543,123	$85,882,532	$70,535,297

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

December 31, 2015
CUSIPS	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

039483BC5	$2,518,450	$2,984,375	$2,517,495	N
111021AE1	19,480,690	21,906,150	18,463,723	N
25156PAC7	15,472,783	21,049,698	15,649,302	N
36830GAA2	10,000,000	10,403,700	10,000,000	N
539830AW9	6,403,000	7,283,413	6,403,000	N
564759QB7	12,060,000	11,880,427	12,060,000	N
690742AA9	879,654	909,563	881,819	N
690742AB7	5,953,200	6,452,640	5,959,928	N
749770AQ6	9,655,000	11,952,214	9,655,000	N

Total	$82,422,776	$94,822,180	$81,590,267

Subprime Mortgage Related Risk Exposure

Generally, direct subprime exposures are identified based upon consideration of the following types of features: interest rate above prime to borrowers that do not qualify for prime rate loans; borrowers with low credit ratings (FICO scores); interest only or negative amortizing loans; unconventionally high initial loan-to-value ratios; unusually low initial payments based on a fixed introductory rate that expires after a short initial period and then adjusts to an unusually high rate based upon a variable index rate plus a margin; borrowers with less than conventional documentation of their income and/or net assets; very high or no limits on how much the payment amount or the interest rate may increase or loans that include substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment.

The Company has no direct exposure through investments in subprime mortgage loans. The following table details the Company’s direct exposure to subprime risk through other investments as of December 31, 2016:

(in thousands of dollars)	Actual Cost	Book/Adjusted Carrying Value (Excluding Interest)	Fair Value

Residential mortgage-backed securities	$2,266	$2,266	$2,098

Totals	$2,266	$2,266	$2,098

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Maturities of Bonds

The amortized cost and estimated fair value of bonds, by contractual maturity, at December 31, 2016 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value

Due to 1 year or less	236,950	239,230
Due after 1 year through 5 years	1,155,371	1,204,062
Due after 5 years through 10 years	897,955	909,447
Due after 10 years	1,654,428	1,874,251

	3,944,704	4,226,990
Loan-backed securities	1,149,511	1,156,030

Total bonds	$5,094,215	$5,383,020

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2016, 2015 and 2014 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2016
Bonds	$17,398	$(4,532)	$902,946
Common Stocks	7,696	(5,241)	100,682

	$25,094	$(9,773)	$1,003,628

2015

Bonds	$10,955	$(3,928)	$811,403
Common Stocks	3,366	(2,851)	33,582

	$14,321	$(6,779)	$844,985

2014
Bonds	$16,689	$(20,253)	$858,618
Common Stocks	2,410	(3,084)	44,059

	$19,099	$(23,337)	$902,677

Bonds with an amortized cost of approximately $3,893,000 and $3,859,000 were on deposit with regulatory authorities at December 31, 2016 and 2015, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,262,000 and $4,380,000 as of December 31, 2016 and 2015, respectively.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately 13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,810,000 of interest income in 2016, 2015 and 2014, respectively. Market values for these two bonds were approximately $17,479,000 and $87,394,000, respectively, as of December 31, 2016. Market values for these two bonds as of December 31, 2015 were approximately $18,209,000 and $91,047,000, respectively.

Commercial Mortgage Loans

As of December 31, 2016, the Company owned 124 commercial mortgage loans, comprised of office, industrial, multifamily, hospitality, self-storage retail properties, senior living, and parking totaling $588,683,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2016. As of December 31, 2016, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates were 4.73% and 3.00%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan is 75%. There were no taxes, assessments or amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential Mortgage Capital Company (“PMCC”) rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2016 and 2015 was as follows:

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Loan Quality Rating
(in thousands of dollars)	2016
	#	Principal	%
“A+”	22	$133,414	22.7%
“A”	20	94,306	16.0%
“A-”	33	174,266	29.6%
“B+”	16	79,196	13.5%
“B”	30	85,451	14.5%
“B-”	3	22,050	3.7%

TOTAL	124	588,683	100.0%

Weighted Average Quality Rating is B+

Property Type
(in thousands of dollars)	2016
	#	Principal	%
Office	18	$175,147	29.8%
Multifamily	28	149,885	25.5%
Industrial	36	115,120	19.6%
Retail	19	115,150	19.6%
Hospitality	2	11,349	1.9%
Senior Living	17	8,760	1.5%
Self Storage	1	5,180	0.9%
Other	3	8,092	1.4%

Totals	124	588,683	100.0%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Loan Quality Rating
(in thousands of dollars)	2015
	#	Principal	%
“A+”	7	$51,637	9.7%
“A”	12	81,397	15.2%
“A-”	26	167,934	31.4%
“B+”	31	125,969	23.6%
“B”	26	77,872	14.6%
“B-”	3	19,531	3.7%
Other	1	10,000	1.9%

TOTAL	106	$534,340	100.0

Weighted Average Quality Rating is B+

Property Type
(in thousands of dollars)	2015
	#	Principal	%
Office	15	$144,894	27.1%
Multifamily	27	149,304	27.9%
Industrial	26	106,209	19.9%
Retail	15	99,666	18.7%
Hospitality	2	11,711	2.2%
Senior Living	17	8,994	1.7%
Self Storage	1	5,180	1.0%
Other	3	8,382	1.6%

Totals	106	$534,340	100.0

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2016 and 2015 was as follows:

(in thousands)	December 31, 2016
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,556	$—	$12,981	$—	$—	$—	$—	$19,537
CA	—	57,256	79,322	45,917	—	—	25,459	—	207,953
CO	—	787	12,768	888	—	—	—	—	14,443
CT	—	10,000	—	—	—	—	9,598	—	19,598
DC	—	—	—	—	—	—	57,532	—	57,532
FL	—	1,396	4,621	4,207	—	—	7,510	—	17,733
GA	—	—	—	8,012	—	—	—	—	8,012
ID	1,615	—	—	—	—	—	—	—	1,615
IL	—	—	—	586	—	—	—	—	586
KY	—	—	—	3,964	—	—	—	—	3,964
LA	—	995	—	—	—	—	—	—	995
MA	—	—	—	—	—	—	20,000	—	20,000
MD	—	2,820	—	8,726	—	—	—	—	11,546
MI	—	—	—	—	8,092	—	—	—	8,092
MN	—	—	—	1,645			—		1,645
MT	815	—	—	—	—	—	—	—	815
NJ	—	14,533	—	—	—	—	—	—	14,533
NV	987	—	—	—	—	—	—	—	987
NY	—	—	2,258	—	—	—	38,118	—	40,376
OH	—	—	—	8,790	—	—	—	—	8,790
OR	3,202	—	—	—	—	—	15,000	—	18,202
PA	—	5,388	9,790	3,022	—	—	—	—	18,200
SC	—	—	—	1,470	—	—	—	—	1,470
TN	—	—	—	4,047	—	2,060	—	—	6,107
TX	—	49,850	—	9,938	—	9,289	—	5,180	74,256
VA	—	—	6,392	929	—	—	—	—	7,322
WA	2,141	304	—	—	—	—	1,930	—	4,375

Totals	$8,760	$149,885	$115,150	$115,120	$8,092	$11,349	$175,147	$5,180	$588,683

(in thousands)	December 31, 2015
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,556	$—	$9,779	$—	$—	$—	$—	$16,335
CA	—	56,757	69,076	45,127	—	—	26,028	—	196,988
CO	—	—	9,505	2,510	—	—	—	—	12,015
CT	—	10,000	—	—	—	—	9,795	—	19,795
DC	—	—	—	—	—	—	57,870	—	57,870
FL	—	1,471	4,752	—	—	—	7,510	—	13,733
GA	—	—	—	7,622	—	—	—	—	7,622
ID	1,658	—	—	—	—	—	—	—	1,658
IL	—	—	—	590	—	—	—	—	590
KY	—	—	—	4,196	—	—	—	—	4,196
LA	—	995	—	—	—	—	—	—	995
MA	—	—	—	—	—	—	20,000	—	20,000
MD	—	2,820	—	8,730	—	—	—	—	11,550
MI	—	—	—	—	8,382	—	—	—	8,382
MN	—	—	—	1,631	—	—	—	—	1,631
MT	837	—	—	—	—	—	—	—	837
NJ	—	14,908	—	—	—	—	—	—	14,908
NV	1,013	—	—	—	—	—	—	—	1,013
NY	—	—	—	—	—	—	21,810	—	21,810
OH	—	—	—	8,790	—	—	—	—	8,790
OR	3,288	—	—	—	—	—	—	—	3,288
PA	—	5,583	9,971	2,882	—	—	—	—	18,436
TN	—	—	—	4,252	—	2,109	—	5,180	11,541
TX	—	50,214	—	10,100	—	9,602	—	—	69,916
VA	—	—	6,362	—	—	—	—	—	6,362
WA	2,198	—	—	—	—	—	1,881	—	4,079

Totals	$8,994	$149,304	$99,666	$106,209	$8,382	$11,711	$144,894	$5,180	$534,340

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2016 and 2015 was as follows:

(in thousands)	December 31, 2016
	<51%	51%-70%	71%-90%	Totals

Hospitality	$2,060	$9,289	$—	$11,349
Multifamily	30,930	104,937	14,018	149,885
Office	48,997	116,125	10,026	175,147
Retail	10,664	88,889	15,597	115,150
Self-Storage	5,180	—	—	5,180
Industrial	6,527	90,369	18,225	115,120
Senior Living	—	8,760	—	8,760
Other	8,092	—	—	8,092

Totals	$112,449	$418,368	$57,866	$588,683

(in thousands)	December 31, 2015
	<51%	51%-70%	71%-90%	Totals
Hospitality	$2,109	$9,602	$—	$11,711
Multifamily	—	106,472	42,831	149,303
Office	49,274	66,100	29,519	144,893
Retail	11,148	53,943	34,576	99,667
Self-Storage	5,180	—	—	5,180
Industrial	6,540	39,777	59,893	106,210
Senior Living	—	8,994	—	8,994
Other	—	8,382	—	8,382

Totals	$74,251	$293,270	$166,819	$534,340

See Note 2 for additional information on accounting policy related to mortgage loans.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Restricted Assets

As of December 31, 2016 and 2015, total restricted assets amounted to $9,298,000 and $3,859,000, respectively. Of these assets, bonds and short term investments on deposit were for state insurance departments to satisfy regulatory requirements, while reverse repurchase receivable represented collateral reinvestment from the security lending transactions. The tables below present the restricted asset by category and as a percentage of total assets:

(in thousands)	December 31, 2016
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to reverse repurchase agreements	$5,405	$5,405	$—	$5,405	$5,405	0.074%	0.076%

On deposit with states regulatory bodies	$3,893	$3,893	$3,859	$34	$3,893	0.054%	0.054%

Total restricted assets	$9,298	$9,298	$3,859	$5,439	$9,298	0.128%	0.130%

(in thousands)	December 31, 2015
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to reverse repurchase agreements	$—	$—	$—	$—	$—	0.000%	0.000%

On deposit with states regulatory bodies	$3,859	$3,859	$3,886	$(27)	$3,859	0.054%	0.055%

Total restricted assets	$3,859	$3,859	$3,886	$(27)	$3,859	0.054%	0.055%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR

Balances as of December 31, 2013	$30,930	$38,007

Realized investment gains (losses), net of tax	10,001	(4,634)
Amortization of investment gains	—	(6,722)
Unrealized investment gains (losses), net of deferred tax	5,377	—
Basic contribution	5,385	—
Reserve objective over accumulated balances at 20%	(1,969)	—

Balances as of December 31, 2014	49,724	26,651

Realized investment gains (losses), net of tax	547	5,476
Amortization of investment gains	—	(5,795)
Unrealized investment gains (losses), net of deferred tax	845	—
Basic contribution	5,649	—
Reserve objective over accumulated balances at 20%	(1,741)	—
Adjustment down to Maximum/up to Zero	(1,559)	—

Balances as of December 31, 2015	53,465	26,332

Realized investment gains (losses), net of tax	5,951	8,531
Amortization of investment gains	—	(6,512)
Unrealized investment gains (losses), net of deferred tax	2,976	—
Basic contribution	6,650	—
Reserve objective over accumulated balances at 20%	(5,325)	—
Adjustment down to Maximum/up to Zero	(12,648)	—

Balances as of December 31, 2016	$51,069	$28,351

The AVR requires reserves for default risk on bonds, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market, exchange traded equity and derivative securities.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

	a.	Quoted prices for similar assets or liabilities in active markets;

	b.	Quoted prices for identical or similar assets or liabilities in non-active markets;

	c.	Inputs other than quoted market prices that are observable;

	d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2016 or 2015.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2016 and 2015 about the Company’s financial assets and liabilities measured at fair value:

	2016
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Common Stocks	$67,197	$—	$—	$67,197
Separate account assets	676,681	—	—	676,681

Total assets at fair value	$743,878	$—	$—	$743,878

Separate account liabilities	$—	$676,681	$—	$676,681

Total liabilities at fair value	$—	$676,681	$—	$676,681

	2015
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Common Stocks	$127,778	$—	$—	$127,778
Separate account assets	638,993	—	—	638,993

Total assets at fair value	$766,771	$—	$—	$766,771

Liabilities
Separate account liabilities	$—	$638,993	$—	$638,993

Total liabilities at fair value	$—	$638,993	$—	$638,993

There were no transfers between Levels 1 and 2 for the years ended December 31, 2016 and 2015.

Level 1 Financial Assets

Common Stocks

Common stock assets in level 1 include securities that are actively traded and valued through obtained quotations from independent sources.

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the contract holders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Level 3 Financial Assets

Other Joint Ventures Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following table summarizes the changes in assets classified as Level 3 for the year ended December 31, 2015. This is not applicable for 2016 since there were no changes. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	Balance at January 1, 2015	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales	Balance at December 31, 2015

Other invested assets
Other joint ventures-unaffiliated	$141	$37	$(178)	$—	$—

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2016 and 2015.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2016 and 2015 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

(in thousands of dollars)	December 31, 2016
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets at Fair Value
Bonds	$5,274,477	$4,985,672	$—	$5,170,975	$103,502
Common stocks	67,198	67,198	67,198	—	—
Mortgage loans on real estate	590,279	588,683	—	—	590,279
Contract loans	410,279	284,183	—	—	410,279
Cash, cash equivalents and short-term investments	106,234	106,234	100,291	5,942	—
Accrued investment income	61,038	61,038	61,038	—	—
Receivable for securities	2,746	2,746	2,746	—	—
Securities lending - reinvested collateral	5,405	5,405	5,405	—	—
Separate accounts	676,681	676,681	676,681	—	—

Total assets at fair value	$7,194,337	$6,777,840	$913,359	$5,176,917	$1,104,060

Liabilities at Fair Value
Deferred annuities	$1,495,065	$1,506,328	$—	$1,495,065	$—
Separate accounts	676,681	676,681	—	676,681	—
Payable for Securities	8,778	8,778	8,778	—	—
Securities lending collateral liability	5,405	5,405	5,405	—	—

Total liabilities at fair value	$2,185,929	$2,197,192	$14,183	$2,171,746	$—

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

(in thousands of dollars)	December 31, 2015
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets at Fair Value
Bonds	$5,237,100	$4,936,947	$—	$5,037,236	$199,864
Common stocks	127,778	127,778	127,778	—	—
Mortgage loans on real estate	526,998	534,340	—	—	526,998
Contract loans	416,488	288,024	—	—	416,488
Cash, cash equivalents and short-term investments	62,159	62,159	62,159	—	—
Accrued investment income	65,952	65,952	65,952	—	—
Receivable for securities	3,597	3,597	3,597	—	—
Securities lending - reinvested collateral	5,888	5,888	5,888	—	—

Separate accounts	638,993	638,993	638,993	—	—

Total assets at fair value	$7,084,953	$6,663,678	$904,367	$5,037,236	$1,143,350

Liabilities at Fair Value
Deferred annuities	$1,513,137	$1,526,522	$—	$1,513,137	$—
Separate accounts	638,993	638,993	—	638,993	—
Securities lending collateral liability	5,888	5,888	5,888	—	—

Total liabilities at fair value	$2,158,018	$2,171,403	$5,888	$2,152,130	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2016 and 2015:

Bonds

The estimated fair values of bonds are valued using quoted market prices from third party sources, primarily Bloomberg and IDC. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Mount Rosa bond, which is a level 3 security, is valued using the present value of expected future cash flows discounted at the interpolated rates at payment date of the cash flows. Major inputs include yield curves, yields, and expected future cash flows.

Unaffiliated Common Stocks

The fair values for unaffiliated common stocks are based on quoted market prices from third party sources, primarily Bloomberg and IDC.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PMCC proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources, primarily Bloomberg and IDC.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2016 and 2015. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

6.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal, internal audit and other services. Fees charged to the Company by FGI were approximately $41,963,000, $44,113,000 and $38,098,000 for the years ended December 31, 2016, 2015 and 2014, respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $23,808,000, $26,198,000 and $25,451,000 for the years ended December 31, 2016, 2015 and 2014, respectively, and are expensed as incurred.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $5,790,000, $3,057,000 and $1,165,000 for the years ended December 31, 2016, 2015 and 2014 respectively and are expensed as incurred.

The Company has a service agreement with its affiliate, Universal Underwriters Life Insurance Company (“UULIC”), for the Company to perform certain financial services, reporting services and other services such as internal recordkeeping and general office administration. Fees charged by the Company to UULIC were approximately $871,000 and $1,188,000 for the years ended December 31, 2015 and 2014 respectively and are expensed as incurred. As of September 2016 UULIC has been merged with ZALICO. As of December 31, 2016, allocated costs related to this service agreement totaled $625,000.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $66,552,000 and $51,162,000 for the years ended December 31, 2016 and 2015 respectively. The reimbursement for prepayment was $76,000,000 and $59,500,000 for December 31, 2016 and 2015 respectively.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 9.

For the period ended December 31, 2016 and 2015, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 8 for reinsurance related balances.)

(in thousands of dollars)	2016	2015

Receivables from related parties
ZALICO	$560	$2,123

Total receivables from related parties	560	2,123

Payables to related parties
FGI	(8,271)	(9,818)
Farmers Insurance Exchange	(2,508)	(3,322)
Universal Underwriters Life Insurance Company	—	(218)
Farmers Financial Services	(11)	(7)
Farmers Insurance Group Leasing	(9)	(9)

Total payables to related parties	(10,799)	(13,374)

Net payables to related parties	$(10,239)	$(11,251)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

7.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The cash collateral is reinvested in overnight repurchases, backed by US governmental and agency securities equal to at least 102% of the cash, which cannot be re-pledged. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $125,000, $77,000 and $211,000 in 2016, 2015 and 2014, respectively.

The Company’s securities on loan as of December 31, 2016 consisted of corporate fixed income, mortgage backed securities and U.S. treasury securities that had an estimated fair value of approximately $105,616,000. Comparatively, as of December 31, 2015, securities on loan consisted of corporate fixed income securities, mortgage backed securities and U.S. treasury securities that had an estimated fair value of approximately $14,414,000. The collateral as of December 31, 2016 had an estimated fair value of approximately $107,836,000 which was comprised of cash of $5,405,000 and government securities of $102,431,000. The collateral as of December 31, 2015 had an estimated fair value of approximately $14,738,000, which was comprised of cash of $5,888,000 and government securities of $8,849,000. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

Securities lending:

(in thousands of dollars)	Aggregate Cash Collateral Received

	December 31, 2016	December 31, 2015
	Fair Value	Fair Value
Open	$5,405	$5,888
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
91 to 120 Days	—	—
121 to 180 Days	—	—
181 to 365 Days	—	—
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	—	—

Total Collateral Received	$5,405	$5,888

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

(in thousands of dollars)	Aggregate Cash Collateral Reinvested

	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 Days or Less	5,405	5,405	5,888	5,888
31 to 60 Days	—	—	—	—
61 to 90 Days	—	—	—	—
91 to 120 Days	—	—	—	—
121 to 180 Days	—	—	—	—
181 to 365 Days	—	—	—	—
1 to 2 Years	—	—	—	—
2 to 3 Years	—	—	—	—
Greater Than 3 Years	—	—	—	—

Total Collateral Reinvested	$5,405	$5,405	$5,888	$5,888

Collateral Received	$5,522	$5,522	$6,008	$6,008

Dollar repurchase agreement: None

8.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2016 and 2015, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company’s reinsurance recoverables were wholly secured by a letter of credit or trust agreement as of December 31, 2016 and 2015. The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, ZIC, and other unaffiliated reinsurers.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed universal life product. Premiums ceded to ZIC approximated $241,779,000, $206,183,000 and $177,929,000 for the years ended December 31, 2016, 2015, and 2014, respectively. Claims

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

ceded to ZIC were approximately $58,389,000, $49,206,000 and $48,889,000 for the years ended December 31, 2016, 2015 and 2014, respectively. Changes in reserves ceded to ZIC were approximately $138,730,000, $124,378,000 and $110,275,000 for the years ended December 31, 2016, 2015 and 2014, respectively.

Premiums assumed from unaffiliated companies approximated $9,949,000, $19,274,000 and $20,424,000 for the years ended December 31, 2016, 2015 and 2014, respectively. Premiums ceded to unaffiliated companies approximated $184,184,000, $187,870,000 and $190,003,000 for the years ended December 31, 2016, 2015 and 2014, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $13,865,000, $18,729,000 and $20,849,000 for the years ended December 31, 2016, 2015 and 2014, respectively. Claims ceded to unaffiliated companies were approximately $140,275,000, $129,721,000 and $129,383,000 for the years ended December 31, 2016, 2015 and 2014, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($515,000), ($185,000), and ($63,000) for the years ended December 31, 2016, 2015 and 2014, respectively. Changes in reserves ceded to unaffiliated companies were approximately $11,853,000, $23,308,000 and $30,010,000 for the years ended December 31, 2016, 2015 and 2014, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2016 and 2015 would be approximately $30,541,000 and $28,836,000, respectively.

Per the requirements of Actuarial Guideline XLVIII for Companies that have Covered Policies Requiring the Analysis Pursuant to this Actuarial Guideline, the appointed actuary has performed an analysis, as to each reinsurance arrangement under which Covered Policies have been ceded, of the security supporting the Covered Policies and states that funds consisting of Primary Security in an amount at least equal to the Required Level of Primary Security are held by or on behalf of the Company in Trust.

There were three products issued by the Company in 2015 that were ceded to an unauthorized reinsurance and are thus subject to the requirements applied by Actuarial Guideline 48. Two of these products are XXX business – Farmers Value Term and Simple Term – and one is AXXX business – Farmers Indexed Universal Life.

As of December 31, 2016, per section 4a of Actuarial Guideline 48, the Required Level of Primary Security for each of these three products was equal to the Ceded Statutory Reserves given in the table below. As of December 31, 2016, there were $82.2 million of Primary Security assets held in Trust on behalf of the Company.

Required Level of Primary Security ($000,000) as of 12/31/2016
Simple Term	Farmers Value Term	Farmers Indexed Universal Life	Total
4.98	33.57	6.59	45.14

9.	Surplus and Restrictions

Statutory surplus of approximately $527,702,000 and $481,486,000 as of December 31, 2016 and 2015, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2016 and 2015 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2017 and 2016 are $52,770,000 and $48,149,000, respectively. Dividends are determined by the board of directors.

During 2016, the Company paid extraordinary dividends of $52,000,000 and $53,000,000 to FGI on July 5, 2016 and December 30, 2016, respectively, after timely notice was provided to the OIC. These distributions were considered extraordinary as they exceeded the rolling twelve month limitations on dividends.

10.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. This will impact all Farmers employees that may be eligible for pension benefits. The impacted employees, however, will keep all benefits accrued through December 31, 2018, but will no longer be accruing benefits after that date. As part of this change, starting January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 11.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately $10,183,000, $10,171,000 and $12,065,000 for the years 2016, 2015 and 2014, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

11.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Effective January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees 401K Savings Plan, regardless of contribution. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2016, 2015 and 2014 was approximately $7,452,000, $7,110,000 and $7,055,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $2,507,000, $2,342,000 and $2,282,000 for the years ended December 31, 2016, 2015, and 2014, respectively.

12.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2016 and 2015 are as follows:

	2016
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$218,155	$17,750	$235,905
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	218,155	17,750	235,905
Deferred tax assets nonadmitted	(82,168)	—	(82,168)

Subtotal net admitted deferred tax assets	135,987	17,750	153,737
Deferred tax liabilities	(44,893)	(5,056)	(49,949)

Net admitted deferred tax asset	$91,094	$12,694	$103,788

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

	2015
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$215,965	$24,676	$240,641
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	215,965	24,676	240,641
Deferred tax assets nonadmitted	(88,915)	—	(88,915)

Subtotal net admitted deferred tax assets	127,050	24,676	151,726
Deferred tax liabilities	(46,560)	(4,987)	(51,547)

Net admitted deferred tax asset	$80,490	$19,689	$100,179

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$2,190	$(6,926)	$(4,736)
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	2,190	(6,926)	(4,736)
Deferred tax assets nonadmitted	6,747	—	6,747

Subtotal net admitted deferred tax assets	8,937	(6,926)	2,011
Deferred tax liabilities	1,667	(69)	1,598

Net admitted deferred tax asset	$10,604	$(6,995)	$3,609

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

The SSAP No. 101 admission calculation components are as follows:

	2016
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$86,842	$5,325	$92,167

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	—	11,621	11,621

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	11,621	11,621

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	63,587

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	49,145	804	49,949

Deferred tax assets admitted as the result of application of SSAP No. 101	$135,987	$17,750	$153,737

Ratio percentage used to determine recovery period and threshold limitation amount			566%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$474,983

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

	2015
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$77,105	$3,101	$80,206

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	—	19,973	19,973

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	19,973	19,973

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	58,517

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	49,945	1,602	51,547

Deferred tax assets admitted as the result of application of SSAP No. 101	$127,050	$24,676	$151,726

Ratio percentage used to determine recovery period and threshold limitation amount			606%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$443,585

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$9,737	$2,224	$11,961

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	—	(8,352)	(8,352)

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	(8,352)	(8,352)

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	5,070

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	(800)	(798)	(1,598)

Deferred tax assets admitted as the result of application of SSAP No. 101	$8,937	$(6,926)	$2,011

Ratio percentage used to determine recovery period and threshold limitation amount			(40)%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$31,398

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2016
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$218,155	$17,750
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$135,987	$17,750
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

	2015
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$215,965	$24,676
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$127,050	$24,676
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

	Change
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$2,190	$(6,926)
Percentage of total adjusted gross DTAs by character admitted bec ause of the tax impact of tax planning strategies attributable to that tax character	0%	0%
Net admitted adjusted gross DTAs	$8,937	$(6,926)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Current income taxes incurred for the years ended December 31, 2016, 2015 and 2014 consisted of the following major components:

(in thousands of dollars)	2016	2015	2014

Current income tax
Federal income tax	$69,042	$39,064	$55,527
Federal income tax on net capital gains / (losses)	2,208	3,102	(2,287)
Current tax impact of SSAP 3 adjustment	(2,022)	—	—

Federal income taxes incurred	$69,228	$42,166	$53,240

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2016 and 2015 were as follows:

(in thousands of dollars)	2016	2015	Change

Deferred tax assets
Ordinary
Deferred acquisition costs	$116,520	$111,522	$4,998
Life insurance reserves	83,420	86,730	(3,310)
Nonadmitted assets	7,743	8,624	(881)
Compensation and benefits accrual	6,535	4,287	2,248
Depreciable assets	3,183	3,334	(151)
Other	754	1,468	(714)

	218,155	215,965	2,190
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(82,168)	(88,915)	6,747

Admitted ordinary deferred tax assets	135,987	127,050	8,937

Capital
Net capital loss carryforward	—	—	—
Investments	16,114	21,506	(5,392)
Real Estate - nonadmitted	1,553	1,553	—
Unrealized gain on investments	83	1,617	(1,534)

	17,750	24,676	(6,926)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	—	—	—

Admitted capital deferred tax assets	17,750	24,676	(6,926)

Admitted deferred tax assets	153,737	151,726	2,011

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	33,099	33,551	(452)
Market discount on bonds	5,118	6,657	(1,539)
Internally developed software	4,794	6,352	(1,558)
Other	1,882	—	1,882

Total ordinary deferred tax liabilities	44,893	46,560	(1,667)

Capital
Unrealized gain on investments	5,056	4,987	69

Total capital deferred tax liabilities	5,056	4,987	69

Total deferred tax liabilities	49,949	51,547	(1,598)

Net admitted deferred tax assets	$103,788	$100,179	$3,609

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

The change in net deferred income taxes as of December 31, 2016 and 2015 was composed of the following:

(in thousands of dollars)	2016	2015	Change

Total deferred tax assets	$235,905	$240,641	$(4,736)
Total deferred tax liabilities	(49,949)	(51,547)	1,598

Net deferred tax asset (liability)	$185,956	$189,094	(3,138)

Tax effect of unrealized gains (losses)			1,602

Tax effect of reserve change in surplus			(1,697)

Change in net deferred income tax (charge) benefit			$(3,233)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2016	2015	2014

Provision computed at statutory rate	$76,191	$52,153	$57,964
Nonadmitted assets	881	1,675	(1,226)
Amortization of interest maintenance reserve	(2,279)	(2,028)	(2,353)
Policy loan interest change in surplus (current)	(2,022)	—	—
Separate account dividend received deduction	(521)	(350)	(350)
Other	211	228	555

	$72,461	$51,678	$54,590

Federal income tax incurred-operations	$67,020	$39,064	$55,527
Tax on capital gains (losses)	2,208	3,102	(2,287)
Change in net deferred income tax	3,233	9,512	1,350

Total statutory income taxes	$72,461	$51,678	$54,590

As of December 31, 2016, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount

2016	$70,287
2015	50,052
2014	60,184

There were no deposits admitted under IRC §6603.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

13.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”), the Company has accrued liabilities for guaranty fund assessments of $1,712,000 and $1,893,000 for years 2016 and 2015, respectively; and related premium tax benefit assets of $1,335,000 and $1,388,000 for years 2016 and 2015, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

14.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment with Prudential to invest $700,000,000 in private placement securities. In 2015 the commitment increased to $1,000,000,000. The remaining commitment for investment in private placement securities as of December 31, 2016 and 2015 was approximately $39,180,000 and $84,400,000, respectively. The Company also entered into a commitment to invest $600,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2016 was approximately $112,000.

In December 2005, the Company sold real property occupied by the Company for $39,550,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $2,101,000, $2,045,000 and $1,990,000 of this gain for the year ended December 31, 2016, 2015 and 2014, respectively. The liability for the remaining deferred gain on sale as of December 31, 2016 and 2015 was $8,954,000 and $11,055,000, respectively, and is included in other liabilities on the balance sheet.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2016, the total minimum rental expense incurred by the Company under this lease was approximately $2,841,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

As of December 31, 2016, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)

Years Ending December 31,
2017	$3,324
2018	3,329
2019	3,379
2020	3,429
Thereafter	—

Total future minimum payments required*	$13,461

*	Minimum payments have not been reduced by minimum sublease rentals of $15,000 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

	Years Ending December 31,
(in thousands of dollars)	2016	2015	2014

Minimum rentals	$2,841	$2,834	$2,834
Less: Sublease rentals	(15)	(29)	(52)

	$2,826	$2,805	$2,782

15.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2016, there were 36 subaccounts available for the VUL products, 47 subaccounts available for variable annuity, 41 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

As of December 31, 2016 the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets

Farmers Variable Annuity	$213,240
Farmers Variable Universal Life	295,554
Farmers LifeAccumulator VUL	25,184
Farmers EssentialLife VUL	142,703

$676,681

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2016 is $364,708,000. The fund value is $363,100,000. The maximum guarantee excess is $1,609,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges

2016	$303
2015	333
2014	357
2013	339
2012	311

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate
Account
Year	Guarantees

2016	$167
2015	47
2014	33
2013	138
2012	217

Premiums, considerations or deposits received for the years ended December 31, 2016, 2015 and 2014, were approximately $102,436,000, $98,520,000 and $85,472,000, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

Reserves for accounts with assets as of December 31, 2016 and 2015, at market value are approximately $650,754,000 and $611,244,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2016, 2015 and 2014 is as follows:

(in thousands of dollars)	2016	2015	2014

Transfers (from)/to as reported in the statements of operations of the separate accounts	$5,851	$2,508	$(5,330)
Less: Sundry general income/(expense)	(23)	(107)	48

Net transfers (from)/to separate accounts	$5,828	$2,401	$(5,282)

16.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2016 and 2015:

	2016		2015
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$7,393	$1,392	$9,696	$1,603
Ordinary renewal	161,003	94,115	164,315	95,229

	$168,396	$95,507	$174,011	$96,832

17.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2016 and 2015:

(in thousands of dollars)	2016
	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$285,224	$0	$285,224	10.7%
At fair value	0	212,358	212,358	8.0

Total with market value adjustment or at fair value	285,224	212,358	497,582	18.7
At book value without adjustment (minimal or no charge or adjustment)	1,593,601	0	1,593,601	60.1
Not subject to discretionary withdrawal	562,082	0	562,082	21.2

Total	2,440,907	212,358	2,653,265	100.0%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

(in thousands of dollars)	2015
	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$317,408	$0	$317,408	11.8%
At fair value	0	224,040	224,040	8.4

Total with market value adjustment or at fair value	317,408	224,040	541,448	20.2
At book value without adjustment (minimal or no charge or adjustment)	1,560,271	0	1,593,601	58.2
Not subject to discretionary withdrawal	578,793	0	562,082	21.6

Total	2,456,472	224,040	2,680,512	100.0%

18.	Reconciliation to Annual Statement

There was an annual statement to audited statement adjustment as of December 31, 2016 for the treatment of a $1,000,000 deposit for the acquisition of a real estate investment property, Pompano Distribution Center II, which is expected to close in September 2017. For the annual statement this was presented in the aggregate write-ins for invested assets, line 11 of page 2. For presentation of the audited statement we are presenting the $1,000,000 within the other assets. This a reclass between two asset lines and does not change the total admitted assets as seen in a reconciliation of the two lines summarized below:

Statutory Balance Sheet Assets page	2016 as reported in annual statement ($‘000)	2016 as reported in audited financial statements ($‘000)
Aggregate write-ins for invested Assets	$1,000	$0
Subtotals, cash and invested assets	$6,179,081	$6,178,081
Other Assets	$33,537	$34,537

Total Admitted Assets	$7,155,345	$7,155,345

At December 31, 2016 there was an annual statement to audited statement adjustment for the cash flow statement to tie back the federal and foreign income taxes paid line ($66,552,000) back

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

to the actual cash payments made for the year ($76,000,000) net of the settlement with FGI for 2016 ($9,448,000). While this did not change the total cash balance within the balance sheet it did change the following lines within cash flow statement which is reconciled below:

Statutory Cash Flow Statement	2016 as reported in annual statement ($‘000)	2016 as reported in audited financial statements ($‘000)
2. Net Investment Income	$279,205	$272,317
5. Benefit and loss related to payments	$511,297	$520,992
9. Federal and foreign income taxes paid	$70,785	$66,552
11. Net cash from operations	$174,818	$162,468
12.7 Miscellaneous proceeds	$12,592	$10,109
13.6 Miscellaneous applications	$4,205	$1,000
15. Net cash from investments	$(10,865)	$(14,428)
16.6 Other cash provide (applied)	$(11,314)	$(4,213)
17. Net cash from financing and miscellaneous sources	$(111,066)	$(103,965)
19.2 End of year cash balance	$106,234	$106,234

At December 31, 2015, the Company held, directly and indirectly, through its fully owned LLCs, approximately $141 million of real estate investments consisting of 12 properties that are managed by 3rd party property management companies (Managers). Property cash refers to the bank accounts used by the Managers to receive rent, interest and other deposits or pay for expenses related to the day-to-day management of the real estate property. These bank accounts were opened based on W9 form issued with FNWL’s tax identification number. Unless specifically requested, FNWL is not an authorized signatory or granted authority to initiate disbursements. The Managers remits excess cash directly to FNWL’s operating cash account as authorized by FNWL’s asset manager, Zurich Alternative Asset Management (ZAAM), from time to time, typically on a quarterly basis.

In December 2015, the Company reviewed the treatment of property cash and found that it was being included within the aggregate write-in lines for assets on the statutory balance sheet within the debit balance suspense accounts, which are non-admitted, instead of being reported on the cash line as allowed by Statement of Statutory Accounting Principles (SSAP) No. 2 Cash, Drafts, and Short-Term Investments. This review of the balance sheet treatment had been conducted as the property cash balances were growing due to recent acquisitions of additional real estate investment properties.

In FNWL’s 2014 and prior statutory audited financial statements, the property cash that was contained in the debit balance suspense accounts was treated as non-admitted as it was captured as a part of the debit balance suspense and non-admission journal entries.

As of December 31, 2015, the property cash balance was $8,812,000, and was reclassified for purposes of these audited financial statements to the asset line cash, cash equivalents and short-term investments. This reclassification impacted the statutory balance sheet, statutory statement of capital and surplus, and statutory cash flow statement for 2015 by reflecting an increase in cash, total admitted assets and surplus in the amounts of property cash at each period end.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

There was no impact to net income or total liabilities in any year as a result of this reclassification. The impacts of the reclass to the statutory balance sheet, statutory statement of changes in capital and surplus; and statement of cash flows for the change in the reporting of property cash are summarized below:

Statutory Balance Sheet	2015 as reported in annual statement ($‘000)	2015 as reported in audited financial statements ($‘000)
Cash, cash equivalents and short-term investments	$53,347	$62,159

Total admitted assets	$7,048,915	$7,057,727

Total capital and surplus	$481,486	$490,298

Statement of Changes in Capital and Surplus	Unassigned Surplus as reported in annual statement ($‘000)	Unassigned Surplus as reported in the audited financial statements ($‘000)	Total Capital and Surplus as previously reported ($‘000)	Total Capital and Surplus as reported in the audited financial statements ($‘000)
Change in net deferred income tax	($6,428)	($9,512)	($6,428)	($9,512)
Change in nonadmitted assets	$3,434	$15,330	$3,434	$15,330
Balances at December 31, 2015	$471,687	$480,499	$481,486	$490,298

Statement of Cash Flows	2015 as reported in annual statement ($‘000)	2015 as reported in the audited financial statements ($‘000)
Other cash (applied) / provided	($29,268)	($20,456)
Net cash used by financing and miscellaneous sources	($142,749)	($133,937)
Net change in cash, cash equivalents and short-term investments	($23,795)	($14,983)
Cash, cash equivalents and short-term investments End of Year	$53,347	$62,159

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

As of and for the Years Ended December 31, 2016, 2015 and 2014

19.	Subsequent Events

The Company is recognizing a Type II subsequent event in which the Company has funded a subsidiary company Farmers Life Insurance Company of New York with $2 million in common capital stock and $8.5 million gross paid in and contributed surplus on an effective date of January 5, 2017, which was after the balance sheet date of these financials, but before the statements were issued.

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2016

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned

U.S. government bonds	$8,316,017
Other bonds (unaffiliated)	211,174,443
Common stocks (unaffiliated)	2,545,662
Mortgage loans	21,221,643
Real estate	14,670,256
Contract loans	20,420,302
Cash, cash equivalents and short-term investments	201,168
Aggregate write-ins for investment income	159,004

Total gross investment income	$278,708,495

Real estate owned - book value less encumbrances	$137,960,129

Mortgage loans - book value
Commercial mortgages	$588,683,153

Total mortgage loans	$588,683,153

Mortgage loans by standing - book value
Good standing	$588,683,153

Other long-term invested assets (Schedule BA) - statement value	$—

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2016

Bonds and short-term investments by class and maturity
Bonds by maturity-statement value
Due with 1 year or less	$573,876,109
Over 1 year through 5 years	1,440,113,967
Over 5 years through 10 years	1,352,445,818
Over 10 years through 20 years	1,070,582,241
Over 20 years	657,196,654

Total by maturity	$5,094,214,789

Bonds by class - statement value
Class 1	$3,581,025,196
Class 2	1,372,005,966
Class 3	131,131,217
Class 4	133,849
Class 5	9,915,055
Class 6	3,506

Total by class	$5,094,214,789

Total bonds publicly traded	$3,732,454,022

Total bonds privately placed	$1,361,760,767

Common stocks - equity value	$67,197,919

Short-term investments - book value	$108,542,517

Cash on deposit	$(2,308,532)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2016

(in thousands of dollars)

Life insurance in force:
Industrial	$—

Ordinary	$71,222,907

Credit life	$—

Group life	$2,020

Amount of additional accidental death benefits in force under ordinary policies	$2,806,095

Life insurance policies with disability provisions in force:
Industrial	$—

Ordinary	$38,173,586

Credit life	$—

Group life	$240

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2016

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$25,789,489

Income payable	$172,948

Ordinary - involving life contingencies
Income payable	$132,277

Annuities
Ordinary
Immediate-amount of income payable	$54,850,823

Deferred-fully paid-account balance	$393,491,339

Deferred-not fully paid account balance	$1,475,936,087

Accident and health insurance-premiums in force:
Ordinary	$18,679,606

Group	$24

Credit	$—

Deposit funds and dividend accumulations
Deposit funds-account-balance	$148,664,315

Other accidental and health
2016	$2,204,000

2015	$4,222,000

2014	$3,225,000

2013	$1,886,000

2012	$1,980,000

Prior years	$2,378,000

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2016

The following is a summary of certain financial data included in other exhibits and schedules in the Company’s 2016 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2016 Audited Statement are $6,179,081,334.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Investment Categories

Bonds
U.S. treasury securities	$409,181,254	6.623%	$409,181,254	6.623%
U.S. government obligations issued by U.S. government-sponsored agencies	3,245,114	0.053%	3,245,114	0.053%
Foreign government (including Canadian, excluding mortgage-backed securities)	14,147,480	0.229%	14,147,480	0.229%
Securities issued by states, territories and possessions and political subdivisions in the U.S.	16,851,306	0.273%	16,851,306	0.273%
Political subdivisions of state, territories and possessions general obligations	40,476,111	0.655%	40,476,111	0.655%
Revenue and assessment obligations
Mortgage-backed securities	124,049,534	2.008%	124,049,534	2.008%
Pass-through securities
Guaranteed by GNMA	8,177,569	0.132%	8,177,569	0.132%
Issued by FNMA, FHLMC & GNMA	143,492,255	2.323%	143,492,255	2.323%
All other	3,496	0.000%	3,496	0.000%
CMOs and REMICs
Issued by FNMA and FHLMC	357,231,483	5.782%	357,231,483	5.782%
Issued by non-U.S. government issuers
All other	640,606,034	10.369%	640,606,034	10.369%

Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,628,688,328	42.549%	2,628,688,328	42.549%
Unaffiliated foreign securities	514,273,841	8.324%	514,273,841	8.324%

Affiliated securities	85,248,466	1.380%	85,248,466	1.380%
Equity interests

Unaffiliated	67,197,919	1.088%	67,197,919	1.088%
Mortgage loans

Commercial loans	588,683,153	9.529%	588,683,153	9.529%
Real estate investments
Property held for the production of income	112,448,163	1.820%	112,448,163	1.820%

Property held for sale	25,511,966	0.413%	25,511,966	0.413%

Contract loans	284,183,173	4.600%	284,183,173	4.600%

Receivables for Securities	2,745,530	0.044%	2,745,530	0.044%

Securities Lending	5,405,174	0.087%	5,405,174	0.087%
Cash, cash equivalents and short-term investments	106,233,985	1.720%	106,233,985	1.720%

Total invested assets	$6,178,081,334	100.00%	$6,178,081,334	100.00%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2016

The Company’s total admitted assets, excluding separate account assets, as filed in the 2016 Annual Statement were $6,478,664,462.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investments	Description of Exposure	Amount	Percentage of Total Admitted Assets

Mount Evans 2 Ltd.	Corporate Bonds	$85,248,466	1.3%
JPMorgan Chase & Co	Corporate Bonds / Equity	58,385,879	0.9%
General Electric Co	Corporate Bonds	55,464,797	0.9%
Majestic Realty Company	Mortgage Loan	49,391,366	0.8%
AT&T Inc	Corporate Bonds / Equity	44,792,178	0.7%
Wells Fargo & Co	Corporate Bonds	39,719,755	0.6%
Morgan Stanley	Corporate Bonds	39,663,145	0.6%
Gilead Sciences Inc.	Corporate Bonds	39,480,614	0.6%
Goldman Sachs Group Inc	Corporate Bonds / Equity	37,393,235	0.6%
AEW Capital Management, L. P.	Mortgage Loan	35,130,000	0.5%

The amounts and percentages of the Company’s total admitted assets held in bonds by NAIC rating are as follows:

	Bonds
	Book Value	Percentage

NAIC - 1	$3,581,025,196	55.30%
NAIC - 2	1,372,005,966	21.20%
NAIC - 3	131,131,217	2.00%
NAIC - 4	133,849	0.00%
NAIC - 5	9,915,055	0.20%
NAIC - 6	3,506	0.00%

	$5,094,214,789	0.79%

The Company holds admitted assets in foreign investments of approximately $446,669,732 or 6.9% of total admitted assets.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2016

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1	$434,060,797	6.7%
Countries rated NAIC - 2	7,349,853	0.1%
Countries rated NAIC - 3 or below	5,259,082	0.1%

	$446,669,732	6.9%

The Company’s largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC - 1
United Kingdom	$172,289,223	2.7%
Australia	77,933,175	1.2%

Countries rated NAIC -2
Italy	7,349,853	0.1%

Countries rated NAIC - 3 or below
Guernsey	5,259,082	0.1%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2016

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating	Issuer	Amount	Percentage of Total Admitted Assets

2	Mount Evans 2 Ltd.	$85,248,466	1.3%
2FE	British Telecommunications Plc	18,327,280	0.3%
1	Fonterra Co-Operative Group Ltd	16,450,081	0.3%
2FE	Deutsche Telekomm AG	15,630,823	0.2%
1FE	Westpac Banking Corporation	15,004,974	0.2%
2FE	Koninklijke Philips Electronics NV	14,971,861	0.2%
1FE	Lloyds TSB Group PLC	14,886,649	0.2%
1FE	HSBC Holdings PLC	12,486,029	0.2%
1FE	Schlumberger Ltd	11,644,899	0.2%
2FE	WINDMV GMGH Infra Debt	11,472,457	0.2%

The Company holds Canadian investments of approximately $134,726,356 or 2.1% of total admitted assets, which is below the threshold of 2.50%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $67,197,919 or 1.0% of total admitted assets, which is below the threshold of 2.50%.

The Company’s ten largest equity interests held and the percentage of admitted assets held are listed below:

Investments	Amount	Percentage Total Admitted Assets

UnitedHealth Group Inc.	2,337,606	0.036%
AT&T Inc	1,603,758	0.025%
Time Warner Inc	1,527,070	0.024%
ACE Ltd	1,524,598	0.024%
Altria Group Inc.	1,501,386	0.023%
Intel Corp	1,458,858	0.023%
Johnson & Johnson	1,440,500	0.022%
Cisco Systems Inc	1,418,256	0.022%
Reynolds American Inc	1,412,208	0.022%
Aetna Inc	1,401,539	0.022%

The Company holds approximately $588,683,153 or 9.1% of total admitted assets, in mortgage loans, which is above the threshold of 2.50%. Of the total invested, 8.2% was made in loans with an LTV range of 51 - 70%, with the remaining 0.9% in the 71-90% range.

The Company holds approximately $137,960,129 or 2.1% of total admitted assets, in investment real estate properties, which is below the threshold of 2.50%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2016

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

Date	Amount	Percentage of Total Admitted Assets

March 31, 2016 (unaudited)	$76,420,033	Not applicable
June 30, 2016 (unaudited)	54,315,082	Not applicable
September 30, 2016 (unaudited)	34,342,113	Not applicable
December 31, 2016	105,615,846	1.630%

Question 21 is not applicable as the Company does not hold any investments in warrants, options, caps and floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards or futures contracts.

Farmers Variable Life

Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2016

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Policyholders of

Farmers Variable Life Separate Account A

and the Board of Directors of

Farmers New World Life Insurance Company

In our opinion, for each of the subaccounts of Farmers Variable Life Separate Account A indicated in the table below, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Farmers Variable Life Separate Account A as of the date indicated in the table, and the results of each of their operations and the changes in their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Farmers New World Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

American Funds – Class 2 Shares Asset Allocation Fund (2)	Deutsche Variable Series I – Class A Shares Core Equity VIP (1)

American Funds – Class 2 Shares Capital Income Builder (2)	Deutsche Variable Series I – Class A Shares CROCI® International VIP (1)

American Funds - Class 2 Shares Global Growth and Income Fund (2)	Deutsche Variable Series I – Class A Shares Global Small Cap VIP (1)

American Funds – Class 2 Shares Global Growth Fund (2)	Deutsche Variable Series II – Class A Shares Government & Agency Securities VIP (1)

American Funds – Class 2 Shares Growth Fund (2)	Deutsche Variable Series II – Class A Shares Government Money Market VIP (1)

American Funds – Class 2 Shares Growth-Income Fund (2)	Deutsche Variable Series II – Class A Shares High Income VIP (1)

American Funds – Class 2 Shares International Fund (2)	Deutsche Variable Series II – Class A Shares Large Cap Value VIP (1)

Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio (1)	Deutsche Variable Series II – Class A Shares Small Mid Cap Growth VIP (1)

Deutsche Investments VIT Funds – Class B Shares Equity 500 Index VIP B (1)	Dreyfus Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio (1)

Deutsche Variable Series I – Class A Shares Bond VIP (1)	Dreyfus Variable Investment Fund – Service Class Shares Quality Bond Portfolio (1)

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares Socially Responsible Growth Fund (1)	Goldman Sachs Variable Insurance Trust – Institutional Class Shares Mid Cap Value Fund (1)

Fidelity Variable Insurance Products (“VIP”) Funds –Service Class Shares VIP Growth Portfolio (1)	Goldman Sachs Variable Insurance Trust – Institutional Class Shares Small Cap Equity Insights Fund (1)

Fidelity Variable Insurance Products (“VIP”) Funds –Service Class Shares VIP Index 500 Portfolio (1)	Goldman Sachs Variable Insurance Trust – Institutional Class Shares Strategic Growth Fund (1)

Fidelity Variable Insurance Products (“VIP”) Funds –Service Class Shares VIP Mid Cap Portfolio (1)	Janus Aspen Series Balanced Portfolio (Service Shares) (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio (1)	Janus Aspen Series Enterprise Portfolio (Service Shares) (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio (1)	Janus Aspen Series Forty Portfolio (Institutional Shares) (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio (1)	PIMCO Variable Insurance Trust – Administrative Class Shares VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio (1)	PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Diversified International Account (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Equity Income Account (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds LargeCap Blend Account II (4)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds LargeCap Growth Account (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds MidCap Account (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Account II (1)

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares Developing Markets VIP Fund (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Growth Account II (5)

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares Small - Mid Cap Growth VIP Fund (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Government & High Quality Bond Account (1)

2

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares Small Cap Value VIP Fund (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Income Account (1)

Principal Variable Contracts Funds, Inc. (“PVC”)– Class 2 Shares – Fixed Income Funds Money Market Account (3)	Principal Variable Contracts Funds, Inc. (“PVC”)– Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Short-Term Income Account (1)	Principal Variable Contracts Funds, Inc. (“PVC”)– Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”)– Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”)– Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio (1)

(1)	Statement of assets and liabilities as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the years ended December 31, 2016 and 2015.
(2)	Statement of assets and liabilities as of December 31, 2016, and statements of operations and of changes in net assets for the period May 1, 2016 (commencement of operations) through December 31, 2016.
(3)	Statement of assets and liabilities as of April 8, 2016 (cessation of operations), statement of operations for the period January 1, 2016 through April 8, 2016, and statements of changes in net assets for the period January 1, 2016 through April 8, 2016 and the year ended December 31, 2015.
(4)	Statement of changes in net assets for the period January 1, 2015 through April 17, 2015. As described in Note 6 to the financial statements, effective April 17, 2015, the subaccount merged with the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account subaccount. The Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account subaccount was the surviving subaccount.
(5)	Statement of changes in net assets for the period January 1, 2015 through April 17, 2015. As described in Note 6 to the financial statements, effective April 17, 2015, the subaccount merged with the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Blend Account II subaccount. The Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Blend Account II subaccount was the surviving subaccount.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 28, 2017

3

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2016

	American Funds - Class 2 Shares							Calvert Variable Series, Inc.
	Asset Allocation Fund (1)	Capital Income Builder (2)	Global Growth and Income Fund (3)	Global Growth Fund (4)	Growth Fund (5)	Growth- Income Fund (6)	International Fund (7)	VP SRI Mid Cap Portfolio (8)
Assets
Investments, at fair value	$53,552	$76,855	$70,152	$85,230	$466,755	$251,369	$31,928	$188,456
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	53,552	76,855	70,152	85,230	466,755	251,369	31,928	188,456
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$53,552	$76,855	$70,152	$85,230	$466,755	$251,369	$31,928	$188,456

Accumulation units outstanding	5,024	7,679	6,617	8,177	42,414	23,037	3,092	9,130

Shares owned in each portfolio	2,492	8,124	5,396	3,574	6,975	5,713	1,905	6,539

Market value per share	$21.49	$9.46	$13.00	$23.85	$66.92	$44.00	$16.76	$28.82

Cost of investments	$53,268	$78,399	$70,104	$86,436	$458,696	$246,621	$32,513	$187,955

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$188,456
Accumulation units outstanding	—	—	—	—	—	—	—	9,130
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$20.64
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$53,552	$76,855	$70,152	$85,230	$466,755	$251,369	$31,928	$—
Accumulation units outstanding	5,024	7,679	6,617	8,177	42,414	23,037	3,092	—
Unit value of accumulation units	$10.66	$10.01	$10.60	$10.42	$11.00	$10.91	$10.33	$—

(1)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Asset Allocation Fund Subaccount.
(2)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Capital Income Builder Subaccount.
(3)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth and Income Fund Subaccount.
(4)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth Fund Subaccount.
(5)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth Fund Subaccount.
(6)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth-Income Fund Subaccount.
(7)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds International Fund Subaccount.
(8)	The Calvert VP SRI Mid Cap Growth Portfolio Subaccount changed its name to Calvert VP SRI Mid Cap Portfolio, effective June 9, 2016.

The accompanying notes are an integral part of these financial statements.

4

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2016

	Deutsche Investments VIT Funds – Class B Shares	Deutsche Variable Series I – Class A Shares				Deutsche Variable Series II – Class A Shares
	Equity 500 Index VIP-B	Bond VIP	Core Equity VIP	CROCI® International VIP	Global Small Cap VIP	Government & Agency Securities VIP	Government Money Market VIP (9)	High Income VIP
Assets
Investments, at fair value	$2,920,405	$7,399,495	$3,602,469	$12,090,578	$11,106,266	$2,302,494	$1,734,583	$6,029,348
Dividends receivable	—	—	—	—	—	—	33	—

Total assets	2,920,405	7,399,495	3,602,469	12,090,578	11,106,266	2,302,494	1,734,616	6,029,348
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$2,920,405	$7,399,495	$3,602,469	$12,090,578	$11,106,266	$2,302,494	$1,734,616	$6,029,348

Accumulation units outstanding	194,111	469,730	193,962	1,720,063	541,245	138,363	159,091	289,365

Shares owned in each portfolio	149,152	1,340,488	273,744	1,868,714	943,608	204,666	1,734,583	960,087

Market value per share	$19.58	$5.52	$13.16	$6.47	$11.77	$11.25	$1.00	$6.28

Cost of investments	$2,777,679	$7,559,496	$2,188,409	$13,955,461	$11,778,447	$2,125,938	$1,734,583	$6,145,142

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$6,887,233	$3,602,469	$10,797,761	$8,845,422	$1,760,042	$1,331,815	$4,533,803
Accumulation units outstanding	—	428,254	193,962	1,570,002	393,634	97,116	118,287	201,835
Unit value of accumulation units	$—	$16.08	$18.57	$6.88	$22.47	$18.12	$11.26	$22.46
Life Accumulator contracts with expenses of 0.70%
Net assets	$180,218	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	6,571	—	—	—	—	—	—	—
Unit value of accumulation units	$27.43	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$2,740,187	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	187,540	—	—	—	—	—	—	—
Unit value of accumulation units	$14.61	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$512,262	$—	$1,292,817	$2,260,844	$542,452	$402,801	$1,495,545
Accumulation units outstanding	—	41,476	—	150,061	147,611	41,247	40,804	87,530
Unit value of accumulation units	$—	$12.35	$—	$8.62	$15.32	$13.15	$9.87	$17.09

(9)	The Deutsche Money Market VIP Subaccount changed its name to Deutsche Government Money Market VIP fund, effective May 1, 2016.

The accompanying notes are an integral part of these financial statements.

5

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2016

	Deutsche Variable Series II – Class A Shares , continued		Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	Large Cap Value VIP	Small Mid Cap Growth VIP	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Assets
Investments, at fair value	$27,870,211	$438,012	$6,191,415	$1,300,032	$1,019,392	$24,415,367	$26,813,202	$17,872,976
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	27,870,211	438,012	6,191,415	1,300,032	1,019,392	24,415,367	26,813,202	17,872,976
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$27,870,211	$438,012	$6,191,415	$1,300,032	$1,019,392	$24,415,367	$26,813,202	$17,872,976

Accumulation units outstanding	1,004,972	56,483	348,536	82,826	55,156	1,429,404	1,304,846	682,484

Shares owned in each portfolio	2,026,924	23,102	128,961	111,687	27,213	413,120	118,276	530,355

Market value per share	$13.75	$18.96	$48.01	$11.64	$37.46	$59.10	$226.70	$33.70

Cost of investments	$26,351,077	$295,348	$4,178,729	$1,242,926	$1,016,156	$16,585,847	$17,640,230	$16,369,756

Variable Universal Life contracts with expenses of 0.90%
Net assets	$26,041,778	$438,012	$4,686,361	$1,300,032	$154,967	$17,836,832	$19,993,656	$9,678,779
Accumulation units outstanding	902,634	56,483	267,697	82,826	10,116	1,071,446	966,822	250,437
Unit value of accumulation units	$28.85	$7.75	$17.51	$15.70	$15.32	$16.65	$20.68	$38.65
Life Accumulator contracts with expenses of 0.70%
Net assets	$100,540	$—	$—	$—	$—	$452,521	$—	$—
Accumulation units outstanding	5,481	—	—	—	—	20,416	—	—
Unit value of accumulation units	$18.35	$—	$—	$—	$—	$22.17	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$156,790	$—	$—	$—	$—	$355,980	$—	$—
Accumulation units outstanding	13,997	—	—	—	—	24,433	—	—
Unit value of accumulation units	$11.20	$—	$—	$—	$—	$14.57	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$1,571,103	$—	$1,505,054	$—	$864,425	$5,770,034	$6,819,546	$8,194,197
Accumulation units outstanding	82,860	—	80,839	—	45,040	313,109	338,024	432,047
Unit value of accumulation units	$18.96	$—	$18.62	$—	$19.19	$18.43	$20.17	$18.97

The accompanying notes are an integral part of these financial statements.

6

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2016

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio
Assets
Investments, at fair value	$65,380	$88,887	$154,094	$680,216	$1,252,724	$4,505,362	$423,869	$430,386
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	65,380	88,887	154,094	680,216	1,252,724	4,505,362	423,869	430,386
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$65,380	$88,887	$154,094	$680,216	$1,252,724	$4,505,362	$423,869	$430,386

Accumulation units outstanding	4,654	5,911	10,159	44,676	78,746	286,832	31,959	32,958

Shares owned in each portfolio	5,685	7,262	12,497	54,461	97,337	355,033	38,780	39,090

Market value per share	$11.50	$12.24	$12.33	$12.49	$12.87	$12.69	$10.93	$11.01

Cost of investments	$63,395	$87,781	$151,268	$641,289	$1,189,342	$4,194,052	$425,108	$435,911

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$65,380	$88,887	$154,094	$680,216	$1,252,724	$4,505,362	$423,869	$430,386
Accumulation units outstanding	4,654	5,911	10,159	44,676	78,746	286,832	31,959	32,958
Unit value of accumulation units	$14.05	$15.03	$15.17	$15.23	$15.91	$15.71	$13.26	$13.06

The accompanying notes are an integral part of these financial statements.

7

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2016

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued			Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund
Assets
Investments, at fair value	$1,889,200	$3,975,047	$4,478,858	$4,210,854	$6,519,125	$6,872,152	$8,211,124	$3,482,302
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	1,889,200	3,975,047	4,478,858	4,210,854	6,519,125	6,872,152	8,211,124	3,482,302
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$1,889,200	$3,975,047	$4,478,858	$4,210,854	$6,519,125	$6,872,152	$8,211,124	$3,482,302

Accumulation units outstanding	127,538	255,254	280,899	242,367	351,676	319,104	242,730	136,413

Shares owned in each portfolio	157,565	333,198	380,855	572,127	400,684	354,967	505,923	252,524

Market value per share	$11.99	$11.93	$11.76	$7.36	$16.27	$19.36	$16.23	$13.79

Cost of investments	$1,835,966	$3,638,560	$4,184,316	$4,850,461	$7,677,251	$6,163,459	$7,069,790	$2,801,549

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$4,210,854	$2,987,050	$3,246,810	$8,013,138	$2,929,408
Accumulation units outstanding	—	—	—	242,367	156,821	131,989	227,993	104,324
Unit value of accumulation units	$—	$—	$—	$17.37	$19.05	$24.60	$35.15	$28.08
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$232,488	$—	$212,570
Accumulation units outstanding	—	—	—	—	—	9,234	—	9,852
Unit value of accumulation units	$—	$—	$—	$—	$—	$25.18	$—	$21.58
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$626,414	$197,986	$340,324
Accumulation units outstanding	—	—	—	—	—	42,381	14,737	22,237
Unit value of accumulation units	$—	$—	$—	$—	$—	$14.78	$13.43	$15.30
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$1,889,200	$3,975,047	$4,478,858	$—	$3,532,075	$2,766,440	$—	$—
Accumulation units outstanding	127,538	255,254	280,899	—	194,855	135,500	—	—
Unit value of accumulation units	$14.81	$15.57	$15.94	$—	$18.13	$20.42	$—	$—

The accompanying notes are an integral part of these financial statements.

8

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2016

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued	Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar - Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account	Diversified International Account
Assets
Investments, at fair value	$14,506,335	$8,675,111	$2,916,070	$28,426,337	$5,010,299	$4,869,353	$3,921,067	$711,651
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	14,506,335	8,675,111	2,916,070	28,426,337	5,010,299	4,869,353	3,921,067	711,651
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$14,506,335	$8,675,111	$2,916,070	$28,426,337	$5,010,299	$4,869,353	$3,921,067	$711,651

Accumulation units outstanding	832,887	449,220	121,649	1,769,587	241,465	313,792	216,679	52,021

Shares owned in each portfolio	916,382	272,032	51,869	883,080	454,655	475,523	165,376	52,637

Market value per share	$15.83	$31.89	$56.22	$32.19	$11.02	$10.24	$23.71	$13.52

Cost of investments	$10,698,928	$8,167,393	$1,679,872	$27,586,618	$4,669,608	$4,871,481	$3,551,765	$707,860

Variable Universal Life contracts with expenses of 0.90%
Net assets	$14,506,335	$2,852,329	$2,418,872	$21,733,856	$3,984,290	$4,178,742	$1,664,210	$—
Accumulation units outstanding	832,887	125,618	98,299	1,388,666	179,890	258,648	70,367	—
Unit value of accumulation units	$17.42	$22.71	$24.61	$15.65	$22.15	$16.16	$23.65	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$274,798	$—	$—	$—	$254,192	$276,418
Accumulation units outstanding	—	—	8,866	—	—	—	7,383	13,222
Unit value of accumulation units	$—	$—	$31.00	$—	$—	$—	$34.42	$20.90
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$222,400	$—	$—	$—	$2,002,665	$435,233
Accumulation units outstanding	—	—	14,484	—	—	—	138,929	38,799
Unit value of accumulation units	$—	$—	$15.35	$—	$—	$—	$14.41	$11.22
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$5,822,782	$—	$6,692,481	$1,026,009	$690,611	$—	$—
Accumulation units outstanding	—	323,602	—	380,921	61,575	55,144	—	—
Unit value of accumulation units	$—	$17.99	$—	$17.57	$16.66	$12.52	$—	$—

The accompanying notes are an integral part of these financial statements.

9

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2016

	Principal Variable Contracts Funds, Inc. (“PVC”) –Class 2 Shares –Equity Funds, continued						Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Account	SmallCap Account II (10)	SmallCap Growth Account II	Government & High Quality Bond Account	Income Account
Assets
Investments, at fair value	$8,043,908	$—	$208,522	$9,740,122	$2,221,426	$—	$96,231	$151,627
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	8,043,908	—	208,522	9,740,122	2,221,426	—	96,231	151,627
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$8,043,908	$—	$208,522	$9,740,122	$2,221,426	$—	$96,231	$151,627

Accumulation units outstanding	336,014	—	14,356	111,179	208,879	—	9,017	11,786

Shares owned in each portfolio	349,280	—	8,585	192,151	146,435	—	9,642	14,721

Market value per share	$23.03	$—	$24.29	$50.69	$15.17	$—	$9.98	$10.30

Cost of investments	$6,023,582	$—	$181,612	$7,831,186	$2,188,204	$—	$100,222	$152,523

Variable Universal Life contracts with expenses of 0.90%
Net assets	$6,227,508	$—	$—	$9,171,505	$2,042,190	$—	$—	$—
Accumulation units outstanding	220,904	—	—	77,880	192,169	—	—	—
Unit value of accumulation units	$28.19	$—	$—	$117.76	$10.63	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$369,766	$—	$50,205	$88,437	$27,763	$—	$310	$54,543
Accumulation units outstanding	11,732	—	2,194	686	2,601	—	21	3,072
Unit value of accumulation units	$31.51	—	$22.90	$128.55	$10.66	—	$14.57	$17.76
Life Accumulator contracts with expenses of 0.30%
Net assets	$1,446,634	$—	$158,317	$480,180	$151,473	$—	$95,921	$97,084
Accumulation units outstanding	103,378	—	12,162	32,613	14,109	—	8,996	8,714
Unit value of accumulation units	$13.99	$—	$13.02	$14.72	$10.74	$—	$10.66	$11.14
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—

(10)	The PVC SmallCap Blend Account II Subaccount changed its name to PVC SmallCap Account II fund, effective May 1, 2016.

The accompanying notes are an integral part of these financial statements.

10

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2016

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds, continued		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Money Market Account (11)	Short- Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$—	$356	$28,721,367	$4,363,584	$61,082,707	$1,751,882	$76,452,759
Dividends receivable	—	—	—	—	—	—	—

Total assets	—	356	28,721,367	4,363,584	61,082,707	1,751,882	76,452,759
Liabilities	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—
Net assets	$—	$356	$28,721,367	$4,363,584	$61,082,707	$1,751,882	$76,452,759

Accumulation units outstanding	—	34	1,590,089	268,088	3,116,562	103,417	3,793,250

Shares owned in each portfolio	—	141	2,008,487	383,443	3,590,988	141,968	4,170,909

Market value per share	$—	$2.53	$14.30	$11.38	$17.01	$12.34	$18.33

Cost of investments	$—	$359	$30,494,775	$4,537,718	$59,534,970	$1,757,556	$76,010,569

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$11,593,325	$1,217,159	$32,653,219	$730,502	$41,114,904
Accumulation units outstanding	—	—	498,174	58,199	1,325,773	37,476	1,607,617
Unit value of accumulation units	$—	$—	$23.27	$20.91	$24.63	$19.49	$25.58
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$202,862	$37,972	$334,576	$231,184	$1,981,844
Accumulation units outstanding	—	—	8,833	1,860	13,617	12,248	76,800
Unit value of accumulation units	$—	$—	$22.97	$20.42	$24.57	$18.88	$25.81
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$356	$1,993,128	$403,754	$3,128,328	$123,653	$4,664,539
Accumulation units outstanding	—	34	161,100	33,909	245,384	10,608	358,940
Unit value of accumulation units	$—	$10.39	$12.37	$11.91	$12.75	$11.65	$13.00
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$14,932,052	$2,704,699	$24,966,584	$666,543	$28,691,472
Accumulation units outstanding	—	—	921,982	174,120	1,531,788	43,085	1,749,893
Unit value of accumulation units	$—	$—	$16.20	$15.53	$16.30	$15.47	$16.40

(11)	For the period (cessation of operations): January 1, 2016 to April 8, 2016 the PVC Money Market Account Fund Portfolio Subaccount. The PVC Money Market Account Fund Subaccount transferred to the Fixed account.

The accompanying notes are an integral part of these financial statements.

11

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2016

	American Funds - Class 2 Shares							Calvert Variable Series, Inc.
	Asset Allocation Fund (1)	Capital Income Builder (2)	Global Growth and Income Fund (3)	Global Growth Fund (4)	Growth Fund (5)	Growth-Income Fund (6)	International Fund (7)	VP SRI Mid Cap Portfolio (8)
Investment income
Dividend income	$625	$913	$900	$483	$2,270	$2,753	$310	$—

Total investment income	625	913	900	483	2,270	2,753	310	—

Expenses
Mortality and expense risk	38	52	53	66	372	225	24	1,583

Total expenses	38	52	53	66	372	225	24	1,583

Net investment income (loss)	587	861	847	417	1,898	2,528	286	(1,583)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	72	18	154	(63)	(299)	(114)	(12)	(185)
Capital gain distributions	41	—	—	688	4,513	3,025	427	25,035

Net realized gain (loss) from investment transactions	113	18	154	625	4,214	2,911	415	24,850

Net unrealized appreciation (depreciation) of investments
Beginning of period	—	—	—	—	—	—	—	12,676
End of period	284	(1,544)	48	(1,206)	8,060	4,749	(585)	500

Change in net unrealized appreciation (depreciation) of investments	284	(1,544)	48	(1,206)	8,060	4,749	(585)	(12,176)

Net increase (decrease) in net assets from operations	$984	$(665)	$1,049	$(164)	$14,172	$10,188	$116	$11,091

(1)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Asset Allocation Fund Subaccount.
(2)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Capital Income Builder Subaccount.
(3)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth and Income Fund Subaccount.
(4)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth Fund Subaccount.
(5)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth Fund Subaccount.
(6)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth-Income Fund Subaccount.
(7)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds International Fund Subaccount.
(8)	The Calvert VP SRI Mid Cap Growth Portfolio Subaccount changed its name to Calvert VP SRI Mid Cap Portfolio, effective June 9, 2016.

The accompanying notes are an integral part of these financial statements.

12

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2016

	Deutsche Investments VIT Funds – Class B Shares	Deutsche Variable Series I – Class A Shares				Deutsche Variable Series II – Class A Shares
	Equity 500 Index VIP-B	Bond VIP	Core Equity VIP	CROCI® International VIP	Global Small Cap VIP	Government & Agency Securities VIP	Government Money Market VIP (9)	High Income VIP
Investment income
Dividend income	$46,412	$364,377	$47,407	$1,153,103	$40,181	$67,998	$914	$340,718

Total investment income	46,412	364,377	47,407	1,153,103	40,181	67,998	914	340,718

Expenses
Mortality and expense risk	9,086	62,278	30,109	94,065	81,975	17,397	12,798	42,629

Total expenses	9,086	62,278	30,109	94,065	81,975	17,397	12,798	42,629

Net investment income (loss)	37,326	302,099	17,298	1,059,038	(41,794)	50,601	(11,884)	298,089

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	123,294	(75,041)	99,021	(51,244)	168,782	(7,459)	—	(81,391)
Capital gain distributions	197,528	—	301,377	—	1,239,568	—	—	—

Net realized gain (loss) from investment transactions	320,822	(75,041)	400,398	(51,244)	1,408,350	(7,459)	—	(81,391)

Net unrealized appreciation (depreciation) of investments
Beginning of period	220,512	(273,883)	1,517,067	(876,247)	585,002	212,328	—	(541,307)
End of period	142,726	(160,001)	1,414,060	(1,864,883)	(672,182)	176,557	—	(115,794)

Change in net unrealized appreciation (depreciation) of investments	(77,786)	113,882	(103,007)	(988,636)	(1,257,184)	(35,771)	—	425,513

Net increase (decrease) in net assets from operations	$280,362	$340,940	$314,689	$19,158	$109,372	$7,371	$(11,884)	$642,211

(9)	The Deutsche Money Market VIP Subaccount changed its name to Deutsche Government Money Market VIP fund, effective May 1, 2016.

The accompanying notes are an integral part of these financial statements.

13

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2016

	Deutsche Variable Series II – Class A Shares, continued		Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	Large Cap Value VIP	Small Mid Cap Growth VIP	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Investment income
Dividend income	$268,545	$—	$—	$19,581	$7,360	$—	$358,404	$72,467

Total investment income	268,545	—	—	19,581	7,360	—	358,404	72,467

Expenses
Mortality and expense risk	230,855	3,690	40,657	11,572	3,270	175,991	183,522	99,363

Total expenses	230,855	3,690	40,657	11,572	3,270	175,991	183,522	99,363

Net investment income (loss)	37,690	(3,690)	(40,657)	8,009	4,090	(175,991)	174,882	(26,896)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	76,754	18,091	134,400	5,909	12,882	855,820	675,530	172,310
Capital gain distributions	1,327,651	70,966	431,979	—	70,503	2,133,150	23,774	877,583

Net realized gain (loss) from investment transactions	1,404,405	89,057	566,379	5,909	83,385	2,988,970	699,304	1,049,893

Net unrealized appreciation (depreciation) of investments
Beginning of period	4,408,288	194,663	1,667,531	67,558	10,118	10,602,195	7,454,783	713,590
End of period	1,519,136	142,662	2,012,686	57,106	3,235	7,829,522	9,172,971	1,503,220

Change in net unrealized appreciation (depreciation) of investments	(2,889,152)	(52,001)	345,155	(10,452)	(6,883)	(2,772,673)	1,718,188	789,630

Net increase (decrease) in net assets from operations	$(1,447,057)	$33,366	$870,877	$3,466	$80,592	$40,306	$2,592,374	$1,812,627

The accompanying notes are an integral part of these financial statements.

14

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2016

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio
Investment income
Dividend income	$852	$1,125	$1,947	$8,647	$15,937	$53,632	$5,244	$5,047

Total investment income	852	1,125	1,947	8,647	15,937	53,632	5,244	5,047

Expenses
Mortality and expense risk	156	236	414	1,803	3,326	11,783	1,174	1,114

Total expenses	156	236	414	1,803	3,326	11,783	1,174	1,114

Net investment income (loss)	696	889	1,533	6,844	12,611	41,849	4,070	3,933

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	787	1,074	2,290	10,386	20,471	50,695	3,711	1,191
Capital gain distributions	579	1,693	3,443	17,898	33,000	140,987	3,666	4,380

Net realized gain (loss) from investment transactions	1,366	2,767	5,733	28,284	53,471	191,682	7,377	5,571

Net unrealized appreciation (depreciation) of investments
Beginning of period	1,853	774	2,432	40,701	63,418	296,092	(4,144)	(3,960)
End of period	1,985	1,106	2,826	38,926	63,383	311,310	(1,237)	(5,526)

Change in net unrealized appreciation (depreciation) of investments	132	332	394	(1,775)	(35)	15,218	2,907	(1,566)

Net increase (decrease) in net assets from operations	$2,194	$3,988	$7,660	$33,353	$66,047	$248,749	$14,354	$7,938

The accompanying notes are an integral part of these financial statements.

15

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2016

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued			Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund
Investment income
Dividend income	$20,841	$38,407	$35,421	$32,298	$—	$46,023	$106,588	$36,476

Total investment income	20,841	38,407	35,421	32,298	—	46,023	106,588	36,476

Expenses
Mortality and expense risk	4,842	10,619	12,036	35,249	35,564	35,531	67,907	25,442

Total expenses	4,842	10,619	12,036	35,249	35,564	35,531	67,907	25,442

Net investment income (loss)	15,999	27,788	23,385	(2,951)	(35,564)	10,492	38,681	11,034

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	18,121	53,645	108,254	(80,040)	16,782	112,719	175,045	77,954
Capital gain distributions	20,355	135,276	171,742	—	697,261	845,771	4,306	87,025

Net realized gain (loss) from investment transactions	38,476	188,921	279,996	(80,040)	714,043	958,490	179,351	164,979

Net unrealized appreciation (depreciation) of investments
Beginning of period	46,421	385,956	375,932	(1,326,195)	(716,443)	142,873	429,964	218,069
End of period	53,233	336,488	294,542	(639,605)	(1,158,126)	708,692	1,141,334	680,752

Change in net unrealized appreciation (depreciation) of investments	6,812	(49,468)	(81,390)	686,590	(441,683)	565,819	711,370	462,683

Net increase (decrease) in net assets from operations	$61,287	$167,241	$221,991	$603,599	$236,796	$1,534,801	$929,402	$638,696

The accompanying notes are an integral part of these financial statements.

16

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2016

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued	Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account	Diversified International Account
Investment income
Dividend income	$90,018	$156,404	$19,745	$226,351	$70,397	$70,664	$33,412	$14,326

Total investment income	90,018	156,404	19,745	226,351	70,397	70,664	33,412	14,326

Expenses
Mortality and expense risk	128,438	39,463	23,261	207,491	37,683	38,727	22,461	3,427

Total expenses	128,438	39,463	23,261	207,491	37,683	38,727	22,461	3,427

Net investment income (loss)	(38,420)	116,941	(3,516)	18,860	32,714	31,937	10,951	10,899

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	399,393	61,994	139,425	447,024	21,262	1,458	45,471	60,901
Capital gain distributions	1,458	107,098	211,447	3,367,627	18,552	—	28,618	—

Net realized gain (loss) from investment transactions	400,851	169,092	350,872	3,814,651	39,814	1,458	74,089	60,901

Net unrealized appreciation (depreciation) of investments
Beginning of period	4,021,162	473,425	1,287,420	4,229,810	156,667	4,489	159,741	77,671
End of period	3,807,406	507,719	1,236,199	839,719	340,691	(2,129)	369,302	3,791

Change in net unrealized appreciation (depreciation) of investments	(213,756)	34,294	(51,221)	(3,390,091)	184,024	(6,618)	209,561	(73,880)

Net increase (decrease) in net assets from operations	$148,675	$320,327	$296,135	$443,420	$256,552	$26,777	$294,601	$(2,080)

The accompanying notes are an integral part of these financial statements.

17

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2016

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued						Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Account	SmallCap Account II (10)	SmallCap Growth Account II	Government & High Quality Bond Account	Income Account
Investment income
Dividend income	$188,897	$—	$163	$13,376	$1,567	$—	$3,230	$6,349

Total investment income	188,897	—	163	13,376	1,567	—	3,230	6,349

Expenses
Mortality and expense risk	59,004	—	964	80,689	17,127	—	254	651

Total expenses	59,004	—	964	80,689	17,127	—	254	651

Net investment income (loss)	129,893	—	(801)	(67,313)	(15,560)	—	2,976	5,698

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	247,749	—	32,669	350,444	(22,167)	—	(52)	3,280
Capital gain distributions	383,309	—	—	1,575,910	86,399	—	17	—

Net realized gain (loss) from investment transactions	631,058	—	32,669	1,926,354	64,232	—	(35)	3,280

Net unrealized appreciation (depreciation) of investments
Beginning of period	1,751,951	—	71,107	2,948,026	(232,076)	—	(1,247)	1,806
End of period	2,020,327	—	26,909	1,908,936	33,222	—	(3,983)	(894)

Change in net unrealized appreciation (depreciation) of investments	268,376	—	(44,198)	(1,039,090)	265,298	—	(2,736)	(2,700)

Net increase (decrease) in net assets from operations	$1,029,327	$—	$(12,330)	$819,951	$313,970	$—	$205	$6,278

(10)	The PVC SmallCap Blend Account II Subaccount changed its name to PVC SmallCap Account II fund, effective May 1, 2016.

The accompanying notes are an integral part of these financial statements.

18

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2016

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds , continued		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Money Market Account (11)	Short-Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income
Dividend income	$—	$25	$511,550	$93,409	$710,033	$52,581	$878,518

Total investment income	—	25	511,550	93,409	710,033	52,581	878,518

Expenses
Mortality and expense risk	13	5	147,987	19,189	359,944	10,395	459,292

Total expenses	13	5	147,987	19,189	359,944	10,395	459,292

Net investment income (loss)	(13)	20	363,563	74,220	350,089	42,186	419,226

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	—	53	(137,575)	10,124	113,374	8,221	129,378
Capital gain distributions	—	—	1,675,000	155,831	3,134,733	33,347	3,968,876

Net realized gain (loss) from investment transactions	—	53	1,537,425	165,955	3,248,107	41,568	4,098,254

Net unrealized appreciation (depreciation) of investments
Beginning of period	1	47	(1,464,859)	(151,297)	1,653,004	(20,174)	1,164,361
End of period	—	(4)	(1,773,409)	(174,133)	1,547,738	(5,673)	442,191

Change in net unrealized appreciation (depreciation) of investments	(1)	(51)	(308,550)	(22,836)	(105,266)	14,501	(722,170)

Net increase (decrease) in net assets from operations	$(14)	$22	$1,592,438	$217,339	$3,492,930	$98,255	$3,795,310

(11)	For the period (cessation of operations): January 1, 2016 to April 8, 2016 the PVC Money Market Account Fund Portfolio Subaccount. The PVC Money Market Account Fund Subaccount transferred to the Fixed account.

The accompanying notes are an integral part of these financial statements.

19

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	American Funds - Class 2 Shares
	Asset Allocation Fund (1)		Capital Income Builder (2)		Global Growth and Income Fund (3)		Global Growth Fund (4)
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$587	$—	$861	$—	$847	$—	$417	$—
Net realized gain (loss) from investment transactions	113	—	18	—	154	—	625	—
Change in net unrealized appreciation (depreciation) of investments	284	—	(1,544)	—	48	—	(1,206)	—

Net increase (decrease) in net assets from operations	984	—	(665)	—	1,049	—	(164)	—

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	47,624	—	72,556	—	47,613	—	58,895	—
Transfers for contract benefits and terminations	(476)	—	(628)	—	(364)	—	(487)	—
Contract maintenance charges	(26,568)	—	(31,038)	—	(22,273)	—	(23,446)	—
Transfers between subaccounts (including fixed account), net	31,988	—	36,630	—	44,127	—	50,432	—

Net increase (decrease) in net assets from contract transactions	52,568	—	77,520	—	69,103	—	85,394	—

Total increase (decrease) in net assets	53,552	—	76,855	—	70,152	—	85,230	—
Net assets
Beginning of period	—	—	—	—	—	—	—	—

End of period	$53,552	$—	$76,855	$—	$70,152	$—	$85,230	$—

Analysis of increase (decrease) in units outstanding
Units issued	5,291	—	7,822	—	6,842	—	8,378	—
Units redeemed	(267)	—	(143)	—	(225)	—	(201)	—

Increase (decrease) in units outstanding	5,024	—	7,679	—	6,617	—	8,177	—
Beginning units	—	—	—	—	—	—	—	—

Ending units	5,024	—	7,679	—	6,617	—	8,177	—

(1)	For the period (commencement of operations): May 1, 2016 to December 31, 2016- American Funds Asset Allocation Fund Subaccount.
(2)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Capital Income Builder Subaccount.
(3)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth and Income Fund Subaccount.
(4)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth Fund Subaccount.

The accompanying notes are an integral part of these financial statements.

20

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	American Funds - Class 2 Shares, continued						Calvert Variable Series, Inc.
	Growth Fund (5)		Growth-Income Fund (6)		International Fund (7)		VP SRI Mid Cap Portfolio (8)
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$1,898	$—	$2,528	$—	$286	$—	$(1,583)	$(1,733)
Net realized gain (loss) from investment transactions	4,214	—	2,911	—	415	—	24,850	7,670
Change in net unrealized appreciation (depreciation) of investments	8,060	—	4,749	—	(585)	—	(12,176)	(13,319)

Net increase (decrease) in net assets from operations	14,172	—	10,188	—	116	—	11,091	(7,382)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	237,330	—	111,261	—	14,313	—	17,537	18,039
Transfers for contract benefits and terminations	(3,001)	—	(116)	—	(46)	—	(8,183)	(7,792)
Contract maintenance charges	(108,175)	—	(46,052)	—	(6,910)	—	(10,087)	(10,635)
Transfers between subaccounts (including fixed account), net	326,429	—	176,088	—	24,455	—	(1,219)	541

Net increase (decrease) in net assets from contract transactions	452,583	—	241,181	—	31,812	—	(1,952)	153

Total increase (decrease) in net assets	466,755	—	251,369	—	31,928	—	9,139	(7,229)
Net assets
Beginning of period	—	—	—	—	—	—	179,317	186,546

End of period	$466,755	$—	$251,369	$—	$31,928	$—	$188,456	$179,317

Analysis of increase (decrease) in units outstanding
Units issued	44,123	—	23,227	—	3,191	—	584	690
Units redeemed	(1,709)	—	(190)	—	(99)	—	(687)	(665)

Increase (decrease) in units outstanding	42,414	—	23,037	—	3,092	—	(103)	25
Beginning units	—	—	—	—	—	—	9,233	9,208

Ending units	42,414	—	23,037	—	3,092	—	9,130	9,233

(5)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth Fund Subaccount.
(6)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth-Income Fund Subaccount.
(7)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds International Fund Subaccount.
(8)	The Calvert VP SRI Mid Cap Growth Portfolio Subaccount changed its name to Calvert VP SRI Mid Cap Portfolio, effective June 9, 2016.

The accompanying notes are an integral part of these financial statements.

21

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Deutsche Investments VIT Funds – Class B Shares		Deutsche Variable Series I – Class A Shares
	Equity 500 Index VIP-B		Bond VIP		Core Equity VIP		CROCI® International VIP
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$37,326	$22,867	$302,099	$140,426	$17,298	$(1,971)	$1,059,038	$383,838
Net realized gain (loss) from investment transactions	320,822	745,398	(75,041)	(57,971)	400,398	140,159	(51,244)	6,655
Change in net unrealized appreciation (depreciation) of investments	(77,786)	(756,469)	113,882	(162,005)	(103,007)	8,837	(988,636)	(1,143,821)

Net increase (decrease) in net assets from operations	280,362	11,796	340,940	(79,550)	314,689	147,025	19,158	(753,328)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	181,738	177,378	1,272,392	1,258,288	264,594	267,432	2,164,765	2,245,719
Transfers for contract benefits and terminations	(60,399)	(71,102)	(349,479)	(340,885)	(159,245)	(196,894)	(585,551)	(528,389)
Contract maintenance charges	(38,253)	(36,672)	(614,644)	(595,793)	(154,884)	(158,933)	(935,382)	(979,666)
Transfers between subaccounts (including fixed account), net	2,994	32,182	(45,615)	(88,149)	(64,930)	(113,409)	(95,817)	76,909

Net increase (decrease) in net assets from contract transactions	86,080	101,786	262,654	233,461	(114,465)	(201,804)	548,015	814,573

Total increase (decrease) in net assets	366,442	113,582	603,594	153,911	200,224	(54,779)	567,173	61,245
Net assets
Beginning of period	2,553,963	2,440,381	6,795,901	6,641,990	3,402,245	3,457,024	11,523,405	11,462,160

End of period	$2,920,405	$2,553,963	$7,399,495	$6,795,901	$3,602,469	$3,402,245	$12,090,578	$11,523,405

Analysis of increase (decrease) in units outstanding
Units issued	30,242	112,843	41,639	36,197	5,717	4,675	141,271	154,441
Units redeemed	(15,671)	(58,566)	(23,320)	(20,034)	(12,329)	(16,686)	(63,758)	(49,716)

Increase (decrease) in units outstanding	14,571	54,277	18,319	16,163	(6,612)	(12,011)	77,513	104,725
Beginning units	179,540	125,263	451,411	435,248	200,574	212,585	1,642,550	1,537,825

Ending units	194,111	179,540	469,730	451,411	193,962	200,574	1,720,063	1,642,550

The accompanying notes are an integral part of these financial statements.

22

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Deutsche Variable Series I – Class A Shares , continued		Deutsche Variable Series II – Class A Shares
	Global Small Cap VIP		Government & Agency Securities VIP		Government Money Market VIP (9)		High Income VIP
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$(41,794)	$14,839	$50,601	$42,959	$(11,884)	$(12,324)	$298,089	$291,981
Net realized gain (loss) from investment transactions	1,408,350	1,326,012	(7,459)	(314,950)	—	—	(81,391)	(25,003)
Change in net unrealized appreciation (depreciation) of investments	(1,257,184)	(1,312,410)	(35,771)	254,302	—	—	425,513	(554,999)

Net increase (decrease) in net assets from operations	109,372	28,441	7,371	(17,689)	(11,884)	(12,324)	642,211	(288,021)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,970,745	1,919,466	415,597	396,757	339,163	347,528	1,122,740	1,135,502
Transfers for contract benefits and terminations	(539,176)	(450,006)	(94,169)	(97,510)	(105,113)	(98,893)	(263,561)	(228,847)
Contract maintenance charges	(925,955)	(948,514)	(208,282)	(202,949)	(149,278)	(151,910)	(561,525)	(563,473)
Transfers between subaccounts (including fixed account), net	(59,235)	(198,760)	(14,605)	(24,550)	15,626	(68,924)	(190,514)	(27,517)

Net increase (decrease) in net assets from contract transactions	446,379	322,186	98,541	71,748	100,398	27,801	107,140	315,665

Total increase (decrease) in net assets	555,751	350,627	105,912	54,059	88,514	15,477	749,351	27,644
Net assets
Beginning of period	10,550,515	10,199,888	2,196,582	2,142,523	1,646,102	1,630,625	5,279,997	5,252,353

End of period	$11,106,266	$10,550,515	$2,302,494	$2,196,582	$1,734,616	$1,646,102	$6,029,348	$5,279,997

Analysis of increase (decrease) in units outstanding
Units issued	52,613	45,869	14,665	12,755	19,238	17,387	24,180	30,134
Units redeemed	(21,921)	(24,195)	(6,629)	(6,922)	(9,887)	(14,594)	(16,222)	(11,573)

Increase (decrease) in units outstanding	30,692	21,674	8,036	5,833	9,351	2,793	7,958	18,561
Beginning units	510,553	488,879	130,327	124,494	149,740	146,947	281,407	262,846

Ending units	541,245	510,553	138,363	130,327	159,091	149,740	289,365	281,407

(9)	The Deutsche Money Market VIP Subaccount changed its name to Deutsche Government Money Market VIP fund, effective May 1, 2016.

The accompanying notes are an integral part of these financial statements.

23

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Deutsche Variable Series II – Class A Shares , continued				Dreyfus Variable Investment Fund – Service Class Shares
	Large Cap Value VIP		Small Mid Cap Growth VIP		Opportunistic Small Cap Portfolio		Quality Bond Portfolio
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$37,690	$170,532	$(3,690)	$(4,061)	$(40,657)	$(42,532)	$8,009	$11,769
Net realized gain (loss) from investment transactions	1,404,405	1,632,060	89,057	56,913	566,379	216,182	5,909	5,358
Change in net unrealized appreciation (depreciation) of investments	(2,889,152)	(4,130,086)	(52,001)	(59,221)	345,155	(349,875)	(10,452)	(53,503)

Net increase (decrease) in net assets from operations	(1,447,057)	(2,327,494)	33,366	(6,369)	870,877	(176,225)	3,466	(36,376)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	3,972,229	4,060,138	46,431	48,807	1,096,424	1,094,089	148,205	152,551
Transfers for contract benefits and terminations	(1,355,192)	(1,385,568)	(24,125)	(33,318)	(264,006)	(254,317)	(60,899)	(53,075)
Contract maintenance charges	(1,893,481)	(2,044,780)	(23,744)	(25,403)	(556,960)	(549,884)	(71,481)	(72,343)
Transfers between subaccounts (including fixed account), net	173,255	(91,573)	(9,437)	(7,638)	(199,650)	(150,002)	8,485	(15,226)

Net increase (decrease) in net assets from contract transactions	896,811	538,217	(10,875)	(17,552)	75,808	139,886	24,310	11,907

Total increase (decrease) in net assets	(550,246)	(1,789,277)	22,491	(23,921)	946,685	(36,339)	27,776	(24,469)
Net assets
Beginning of period	28,420,457	30,209,734	415,521	439,442	5,244,730	5,281,069	1,272,256	1,296,725

End of period	$27,870,211	$28,420,457	$438,012	$415,521	$6,191,415	$5,244,730	$1,300,032	$1,272,256

Analysis of increase (decrease) in units outstanding
Units issued	73,642	58,847	2,945	2,813	28,708	29,860	6,159	4,375
Units redeemed	(32,386)	(34,916)	(4,386)	(5,058)	(23,156)	(21,696)	(4,686)	(3,650)

Increase (decrease) in units outstanding	41,256	23,931	(1,441)	(2,245)	5,552	8,164	1,473	725
Beginning units	963,716	939,785	57,924	60,169	342,984	334,820	81,353	80,628

Ending units	1,004,972	963,716	56,483	57,924	348,536	342,984	82,826	81,353

The accompanying notes are an integral part of these financial statements.

24

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	Socially Responsible Growth Fund		VIP Growth Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$4,090	$1,830	$(175,991)	$(139,418)	$174,882	$253,344	$(26,896)	$(35,527)
Net realized gain (loss) from investment transactions	83,385	93,689	2,988,970	1,275,199	699,304	490,982	1,049,893	1,686,310
Change in net unrealized appreciation (depreciation) of investments	(6,883)	(122,155)	(2,772,673)	159,290	1,718,188	(655,774)	789,630	(2,014,071)

Net increase (decrease) in net assets from operations	80,592	(26,636)	40,306	1,295,071	2,592,374	88,552	1,812,627	(363,288)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	515,068	337,659	5,341,682	4,538,022	5,801,861	4,588,095	5,155,843	4,287,201
Transfers for contract benefits and terminations	(32,759)	(22,951)	(1,478,377)	(1,020,943)	(1,273,444)	(993,209)	(719,027)	(555,836)
Contract maintenance charges	(220,141)	(163,956)	(2,616,889)	(2,257,846)	(2,756,041)	(2,201,231)	(2,337,885)	(1,935,529)
Transfers between subaccounts (including fixed account), net	(23,410)	67,561	144,898	(119,303)	18,822	(9,155)	(100,129)	419,679

Net increase (decrease) in net assets from contract transactions	238,758	218,313	1,391,314	1,139,930	1,791,198	1,384,500	1,998,802	2,215,515

Total increase (decrease) in net assets	319,350	191,677	1,431,620	2,435,001	4,383,572	1,473,052	3,811,429	1,852,227
Net assets
Beginning of period	700,042	508,365	22,983,747	20,548,746	22,429,630	20,956,578	14,061,547	12,209,320

End of period	$1,019,392	$700,042	$24,415,367	$22,983,747	$26,813,202	$22,429,630	$17,872,976	$14,061,547

Analysis of increase (decrease) in units outstanding
Units issued	17,199	14,829	165,502	125,284	159,900	125,828	142,087	137,319
Units redeemed	(3,992)	(2,698)	(83,144)	(62,839)	(63,067)	(48,797)	(24,206)	(14,052)

Increase (decrease) in units outstanding	13,207	12,131	82,358	62,445	96,833	77,031	117,881	123,267
Beginning units	41,949	29,818	1,347,046	1,284,601	1,208,013	1,130,982	564,603	441,336

Ending units	55,156	41,949	1,429,404	1,347,046	1,304,846	1,208,013	682,484	564,603

The accompanying notes are an integral part of these financial statements.

25

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$696	$559	$889	$909	$1,533	$1,497	$6,844	$7,460
Net realized gain (loss) from investment transactions	1,366	769	2,767	3,183	5,733	14,296	28,284	13,574
Change in net unrealized appreciation (depreciation) of investments	132	(1,749)	332	(4,803)	394	(17,432)	(1,775)	(26,562)

Net increase (decrease) in net assets from operations	2,194	(421)	3,988	(711)	7,660	(1,639)	33,353	(5,528)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	24,043	15,443	40,599	38,072	73,231	69,362	244,645	229,975
Transfers for contract benefits and terminations	(881)	(104)	(630)	(7,215)	(6,330)	(57,087)	(33,454)	(20,816)
Contract maintenance charges	(11,252)	(6,508)	(20,378)	(19,554)	(40,199)	(39,269)	(113,421)	(114,367)
Transfers between subaccounts (including fixed account), net	10,805	651	(2,628)	(461)	3,769	2,711	5,448	(1,445)

Net increase (decrease) in net assets from contract transactions	22,715	9,482	16,963	10,842	30,471	(24,283)	103,218	93,347

Total increase (decrease) in net assets	24,909	9,061	20,951	10,131	38,131	(25,922)	136,571	87,819
Net assets
Beginning of period	40,471	31,410	67,936	57,805	115,963	141,885	543,645	455,826

End of period	$65,380	$40,471	$88,887	$67,936	$154,094	$115,963	$680,216	$543,645

Analysis of increase (decrease) in units outstanding
Units issued	1,895	832	1,685	1,652	3,164	2,962	10,245	8,316
Units redeemed	(251)	(141)	(513)	(912)	(1,053)	(4,681)	(3,234)	(1,993)

Increase (decrease) in units outstanding	1,644	691	1,172	740	2,111	(1,719)	7,011	6,323
Beginning units	3,010	2,319	4,739	3,999	8,048	9,767	37,665	31,342

Ending units	4,654	3,010	5,911	4,739	10,159	8,048	44,676	37,665

The accompanying notes are an integral part of these financial statements.

26

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued						Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$12,611	$13,671	$41,849	$43,782	$4,070	$4,574	$3,933	$2,431
Net realized gain (loss) from investment transactions	53,471	31,595	191,682	69,916	7,377	2,061	5,571	9,051
Change in net unrealized appreciation (depreciation) of investments	(35)	(57,122)	15,218	(157,362)	2,907	(10,467)	(1,566)	(13,442)

Net increase (decrease) in net assets from operations	66,047	(11,856)	248,749	(43,664)	14,354	(3,832)	7,938	(1,960)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	496,516	464,803	1,801,724	1,715,176	266,008	231,683	267,583	194,532
Transfers for contract benefits and terminations	(65,144)	(57,892)	(188,747)	(148,071)	(51,693)	(6,468)	(17,330)	(9,748)
Contract maintenance charges	(219,243)	(210,227)	(788,001)	(779,647)	(120,748)	(104,150)	(142,184)	(104,916)
Transfers between subaccounts (including fixed account), net	(13,758)	29,728	(90,034)	33,801	(26,340)	26,535	8,685	4,490

Net increase (decrease) in net assets from contract transactions	198,371	226,412	734,942	821,259	67,227	147,600	116,754	84,358

Total increase (decrease) in net assets	264,418	214,556	983,691	777,595	81,581	143,768	124,692	82,398
Net assets
Beginning of period	988,306	773,750	3,521,671	2,744,076	342,288	198,520	305,694	223,296

End of period	$1,252,724	$988,306	$4,505,362	$3,521,671	$423,869	$342,288	$430,386	$305,694

Analysis of increase (decrease) in units outstanding
Units issued	18,608	19,579	61,214	61,311	10,928	12,196	10,197	7,299
Units redeemed	(5,507)	(4,916)	(12,165)	(7,276)	(5,773)	(803)	(1,200)	(759)

Increase (decrease) in units outstanding	13,101	14,663	49,049	54,035	5,155	11,393	8,997	6,540
Beginning units	65,645	50,982	237,783	183,748	26,804	15,411	23,961	17,421

Ending units	78,746	65,645	286,832	237,783	31,959	26,804	32,958	23,961

The accompanying notes are an integral part of these financial statements.

27

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued						Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio		Developing Markets VIP Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$15,999	$9,801	$27,788	$17,725	$23,385	$38,508	$(2,951)	$44,217
Net realized gain (loss) from investment transactions	38,476	58,913	188,921	107,588	279,996	194,786	(80,040)	524,611
Change in net unrealized appreciation (depreciation) of investments	6,812	(78,497)	(49,468)	(135,555)	(81,390)	(247,629)	686,590	(1,430,007)

Net increase (decrease) in net assets from operations	61,287	(9,783)	167,241	(10,242)	221,991	(14,335)	603,599	(861,179)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	968,786	772,133	1,560,602	1,382,131	1,941,444	1,699,764	688,245	724,046
Transfers for contract benefits and terminations	(74,612)	(59,616)	(173,654)	(106,395)	(239,458)	(211,242)	(174,412)	(159,098)
Contract maintenance charges	(459,170)	(373,387)	(705,499)	(657,234)	(908,937)	(830,274)	(293,624)	(293,860)
Transfers between subaccounts (including fixed account), net	46,915	54,622	(53,483)	63,503	(164,533)	109,230	(161,365)	124,038

Net increase (decrease) in net assets from contract transactions	481,919	393,752	627,966	682,005	628,516	767,478	58,844	395,126

Total increase (decrease) in net assets	543,206	383,969	795,207	671,763	850,507	753,143	662,443	(466,053)
Net assets
Beginning of period	1,345,994	962,025	3,179,840	2,508,077	3,628,351	2,875,208	3,548,411	4,014,464

End of period	$1,889,200	$1,345,994	$3,975,047	$3,179,840	$4,478,858	$3,628,351	$4,210,854	$3,548,411

Analysis of increase (decrease) in units outstanding
Units issued	38,839	31,892	53,900	51,225	63,258	60,014	18,148	29,724
Units redeemed	(5,590)	(4,780)	(12,119)	(6,107)	(21,656)	(10,429)	(13,501)	(6,297)

Increase (decrease) in units outstanding	33,249	27,112	41,781	45,118	41,602	49,585	4,647	23,427
Beginning units	94,289	67,177	213,473	168,355	239,297	189,712	237,720	214,293

Ending units	127,538	94,289	255,254	213,473	280,899	239,297	242,367	237,720

The accompanying notes are an integral part of these financial statements.

28

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares, continued				Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	Small – Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund		Small Cap Equity Insights Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$(35,564)	$(36,216)	$10,492	$(1,401)	$38,681	$(40,601)	$11,034	$(17,942)
Net realized gain (loss) from investment transactions	714,043	1,407,198	958,490	908,568	179,351	772,175	164,979	485,655
Change in net unrealized appreciation (depreciation) of investments	(441,683)	(1,584,177)	565,819	(1,333,503)	711,370	(1,592,940)	462,683	(556,055)

Net increase (decrease) in net assets from operations	236,796	(213,195)	1,534,801	(426,336)	929,402	(861,366)	638,696	(88,342)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,970,876	1,743,426	1,507,249	1,338,348	721,187	765,892	367,441	390,832
Transfers for contract benefits and terminations	(345,895)	(258,171)	(270,239)	(385,682)	(466,842)	(400,365)	(137,013)	(274,698)
Contract maintenance charges	(915,842)	(814,881)	(667,909)	(584,252)	(407,934)	(434,774)	(191,928)	(201,273)
Transfers between subaccounts (including fixed account), net	(108,598)	50,921	(194,970)	(30,335)	(280,514)	(82,107)	(142,404)	(99,961)

Net increase (decrease) in net assets from contract transactions	600,541	721,295	374,131	338,079	(434,103)	(151,354)	(103,904)	(185,100)

Total increase (decrease) in net assets	837,337	508,100	1,908,932	(88,257)	495,299	(1,012,720)	534,792	(273,442)
Net assets
Beginning of period	5,681,788	5,173,688	4,963,220	5,051,477	7,715,825	8,728,545	2,947,510	3,220,952

End of period	$6,519,125	$5,681,788	$6,872,152	$4,963,220	$8,211,124	$7,715,825	$3,482,302	$2,947,510

Analysis of increase (decrease) in units outstanding
Units issued	56,035	51,255	71,100	52,396	14,422	9,314	22,319	8,775
Units redeemed	(20,595)	(12,252)	(36,782)	(31,532)	(25,662)	(12,944)	(21,596)	(18,512)

Increase (decrease) in units outstanding	35,440	39,003	34,318	20,864	(11,240)	(3,630)	723	(9,737)
Beginning units	316,236	277,233	284,786	263,922	253,970	257,600	135,690	145,427

Ending units	351,676	316,236	319,104	284,786	242,730	253,970	136,413	135,690

The accompanying notes are an integral part of these financial statements.

29

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued		Janus Aspen Series
	Strategic Growth Fund		Balanced Portfolio (Service Shares)		Enterprise Portfolio (Service Shares)		Forty Portfolio (Institutional Shares)
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$(38,420)	$(81,301)	$116,941	$76,999	$(3,516)	$(2,517)	$18,860	$98,347
Net realized gain (loss) from investment transactions	400,851	1,334,088	169,092	270,271	350,872	475,344	3,814,651	5,513,419
Change in net unrealized appreciation (depreciation) of investments	(213,756)	(886,625)	34,294	(363,662)	(51,221)	(392,869)	(3,390,091)	(2,948,195)

Net increase (decrease) in net assets from operations	148,675	366,162	320,327	(16,392)	296,135	79,958	443,420	2,663,571

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,511,920	1,586,687	2,646,685	2,369,176	226,312	238,868	5,161,245	4,016,565
Transfers for contract benefits and terminations	(769,300)	(686,549)	(354,258)	(272,821)	(116,722)	(128,620)	(1,215,311)	(1,091,208)
Contract maintenance charges	(863,132)	(899,827)	(1,211,872)	(1,112,954)	(122,620)	(124,748)	(2,532,989)	(2,086,125)
Transfers between subaccounts (including fixed account), net	(270,962)	(474,928)	(2,454)	91,517	(62,814)	(81,106)	225,879	(727,827)

Net increase (decrease) in net assets from contract transactions	(391,474)	(474,617)	1,078,101	1,074,918	(75,844)	(95,606)	1,638,824	111,405

Total increase (decrease) in net assets	(242,799)	(108,455)	1,398,428	1,058,526	220,291	(15,648)	2,082,244	2,774,976
Net assets
Beginning of period	14,749,134	14,857,589	7,276,683	6,218,157	2,695,779	2,711,427	26,344,093	23,569,117

End of period	$14,506,335	$14,749,134	$8,675,111	$7,276,683	$2,916,070	$2,695,779	$28,426,337	$26,344,093

Analysis of increase (decrease) in units outstanding
Units issued	19,172	19,123	83,916	74,148	6,672	10,553	165,444	106,359
Units redeemed	(42,200)	(46,751)	(21,819)	(13,238)	(8,445)	(11,628)	(69,898)	(106,535)

Increase (decrease) in units outstanding	(23,028)	(27,628)	62,097	60,910	(1,773)	(1,075)	95,546	(176)
Beginning units	855,915	883,543	387,123	326,213	123,422	124,497	1,674,041	1,674,217

Ending units	832,887	855,915	449,220	387,123	121,649	123,422	1,769,587	1,674,041

The accompanying notes are an integral part of these financial statements.

30

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)		VIT Low Duration Portfolio		Capital Appreciation Account		Diversified International Account
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$32,714	$105,882	$31,937	$123,945	$10,951	$(22,774)	$10,899	$12,331
Net realized gain (loss) from investment transactions	39,814	46,935	1,458	10,211	74,089	183,195	60,901	150,391
Change in net unrealized appreciation (depreciation) of investments	184,024	(177,244)	(6,618)	(159,226)	209,561	(131,087)	(73,880)	(171,813)

Net increase (decrease) in net assets from operations	256,552	(24,427)	26,777	(25,070)	294,601	29,334	(2,080)	(9,091)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	847,906	827,002	836,525	812,716	347,615	358,592	84,592	81,651
Transfers for contract benefits and terminations	(217,405)	(204,078)	(235,062)	(201,420)	(97,938)	(474,436)	(11,461)	(48,908)
Contract maintenance charges	(418,118)	(408,141)	(395,098)	(390,397)	(145,176)	(143,729)	(22,001)	(21,221)
Transfers between subaccounts (including fixed account), net	(37,833)	(65,052)	(63,510)	(47,302)	(114,705)	211,044	(13,476)	(41,761)

Net increase (decrease) in net assets from contract transactions	174,550	149,731	142,855	173,597	(10,204)	(48,529)	37,654	(30,239)

Total increase (decrease) in net assets	431,102	125,304	169,632	148,527	284,397	(19,195)	35,574	(39,330)
Net assets
Beginning of period	4,579,197	4,453,893	4,699,721	4,551,194	3,636,670	3,655,865	676,077	715,407

End of period	$5,010,299	$4,579,197	$4,869,353	$4,699,721	$3,921,067	$3,636,670	$711,651	$676,077

Analysis of increase (decrease) in units outstanding
Units issued	24,194	20,955	27,987	24,463	52,410	71,589	17,659	28,534
Units redeemed	(12,822)	(11,213)	(17,128)	(11,710)	(33,775)	(56,228)	(9,033)	(21,571)

Increase (decrease) in units outstanding	11,372	9,742	10,859	12,753	18,635	15,361	8,626	6,963
Beginning units	230,093	220,351	302,933	290,180	198,044	182,683	43,395	36,432

Ending units	241,465	230,093	313,792	302,933	216,679	198,044	52,021	43,395

The accompanying notes are an integral part of these financial statements.

31

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued
	Equity Income Account		LargeCap Blend Account II		LargeCap Growth Account		MidCap Account
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$129,893	$107,640	$—	$2,932	$(801)	$(1,082)	$(67,313)	$(57,899)
Net realized gain (loss) from investment transactions	631,058	464,605	—	155,293	32,669	56,264	1,926,354	1,411,544
Change in net unrealized appreciation (depreciation) of investments	268,376	(948,936)	—	(154,616)	(44,198)	(47,519)	(1,039,090)	(1,299,398)

Net increase (decrease) in net assets from operations	1,029,327	(376,691)	—	3,609	(12,330)	7,663	819,951	54,247

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	738,150	774,954	—	10,718	20,862	23,684	992,773	1,045,649
Transfers for contract benefits and terminations	(421,266)	(339,669)	—	(14,210)	(1,632)	(49)	(481,223)	(454,948)
Contract maintenance charges	(369,073)	(376,682)	—	(2,500)	(5,656)	(5,525)	(574,422)	(598,391)
Transfers between subaccounts (including fixed account), net	(136,261)	(168,265)	—	(320,146)	(2,823)	(16,878)	(319,403)	(246,535)

Net increase (decrease) in net assets from contract transactions	(188,450)	(109,662)	—	(326,138)	10,751	1,232	(382,275)	(254,225)

Total increase (decrease) in net assets	840,877	(486,353)	—	(322,529)	(1,579)	8,895	437,676	(199,978)
Net assets
Beginning of period	7,203,031	7,689,384	—	322,529	210,101	201,206	9,302,446	9,502,424

End of period	$8,043,908	$7,203,031	$—	$—	$208,522	$210,101	$9,740,122	$9,302,446

Analysis of increase (decrease) in units outstanding
Units issued	42,888	75,423	—	4,704	4,653	6,296	11,916	16,469
Units redeemed	(40,246)	(52,047)	—	(21,406)	(2,485)	(3,870)	(8,379)	(6,590)

Increase (decrease) in units outstanding	2,642	23,376	—	(16,702)	2,168	2,426	3,537	9,879
Beginning units	333,372	309,996	—	16,702	12,188	9,762	107,642	97,763

Ending units	336,014	333,372	—	—	14,356	12,188	111,179	107,642

The accompanying notes are an integral part of these financial statements.

32

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
	SmallCap Account II (10)		SmallCap Growth Account II		Government & High Quality Bond Account		Income Account
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$(15,560)	$(11,574)	$—	$(2,151)	$2,976	$1,146	$5,698	$4,255
Net realized gain (loss) from investment transactions	64,232	50,748	—	1,241,141	(35)	749	3,280	3,559
Change in net unrealized appreciation (depreciation) of investments	265,298	(232,076)	—	(1,085,018)	(2,736)	(1,791)	(2,700)	(9,539)

Net increase (decrease) in net assets from operations	313,970	(192,902)	—	153,972	205	104	6,278	(1,725)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	188,461	138,019	—	60,391	5,920	3,155	11,352	10,625
Transfers for contract benefits and terminations	(97,088)	(70,710)	—	(18,188)	(1,417)	—	(324)	(5,447)
Contract maintenance charges	(102,446)	(75,229)	—	(32,880)	(1,611)	(689)	(4,452)	(4,305)
Transfers between subaccounts (including fixed account), net	(84,357)	2,203,708	—	(2,245,361)	51,252	(989)	21,629	(13,494)

Net increase (decrease) in net assets from contract transactions	(95,430)	2,195,788	—	(2,236,038)	54,144	1,477	28,205	(12,621)

Total increase (decrease) in net assets	218,540	2,002,886	—	(2,082,066)	54,349	1,581	34,483	(14,346)
Net assets
Beginning of period	2,002,886	—	—	2,082,066	41,882	40,301	117,144	131,490

End of period	$2,221,426	$2,002,886	$—	$—	$96,231	$41,882	$151,627	$117,144

Analysis of increase (decrease) in units outstanding
Units issued	11,655	227,710	—	1,819	5,347	2,922	4,794	2,773
Units redeemed	(21,552)	(8,934)	—	(138,911)	(252)	(2,055)	(1,538)	(3,206)

Increase (decrease) in units outstanding	(9,897)	218,776	—	(137,092)	5,095	867	3,256	(433)
Beginning units	218,776	—	—	137,092	3,922	3,055	8,530	8,963

Ending units	208,879	218,776	—	—	9,017	3,922	11,786	8,530

(10)	The PVC SmallCap Blend Account II Subaccount changed its name to PVC SmallCap Account II fund, effective May 1, 2016.

The accompanying notes are an integral part of these financial statements.

33

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds, continued				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Money Market Account (11)		Short-Term Income Account		SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$(13)	$(47)	$20	$25	$363,563	$501,247	$74,220	$88,496
Net realized gain (loss) from investment transactions	—	—	53	6	1,537,425	1,920,309	165,955	215,034
Change in net unrealized appreciation (depreciation) of investments	(1)	1	(51)	(30)	(308,550)	(2,855,402)	(22,836)	(359,756)

Net increase (decrease) in net assets from operations	(14)	(46)	22	1	1,592,438	(433,846)	217,339	(56,226)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	325	25	87	117	8,510,671	7,842,819	1,518,362	1,400,246
Transfers for contract benefits and terminations	—	(1)	(857)	(1)	(1,433,744)	(1,067,640)	(225,137)	(199,439)
Contract maintenance charges	(114)	(372)	(97)	(94)	(4,227,956)	(3,989,358)	(779,256)	(730,093)
Transfers between subaccounts (including fixed account), net	(15,643)	—	—	(1)	(206,020)	68,230	2,141	29,356

Net increase (decrease) in net assets from contract transactions	(15,432)	(348)	(867)	21	2,642,951	2,854,051	516,110	500,070

Total increase (decrease) in net assets	(15,446)	(394)	(845)	22	4,235,389	2,420,205	733,449	443,844
Net assets
Beginning of period	15,446	15,840	1,201	1,179	24,485,978	22,065,773	3,630,135	3,186,291

End of period	$—	$15,446	$356	$1,201	$28,721,367	$24,485,978	$4,363,584	$3,630,135

Analysis of increase (decrease) in units outstanding
Units issued	478	7	6	9	257,837	264,680	51,589	60,093
Units redeemed	(2,034)	(42)	(73)	(9)	(82,646)	(65,678)	(15,351)	(20,198)

Increase (decrease) in units outstanding	(1,556)	(35)	(67)	—	175,191	199,002	36,238	39,895
Beginning units	1,556	1,591	101	101	1,414,898	1,215,896	231,850	191,955

Ending units	—	1,556	34	101	1,590,089	1,414,898	268,088	231,850

(11)	For the period (cessation of operations): January 1, 2016 to April 8, 2016 the PVC Money Market Account Fund Portfolio Subaccount. The PVC Money Market Account Fund Subaccount transferred to the Fixed account.

The accompanying notes are an integral part of these financial statements.

34

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, continued
	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets from operations
Net investment income (loss)	$350,089	$735,564	$42,186	$41,522	$419,226	$918,084
Net realized gain (loss) from investment transactions	3,248,107	3,854,712	41,568	73,532	4,098,254	5,408,963
Change in net unrealized appreciation (depreciation) of investments	(105,266)	(5,720,391)	14,501	(149,042)	(722,170)	(8,117,538)

Net increase (decrease) in net assets from operations	3,492,930	(1,130,115)	98,255	(33,988)	3,795,310	(1,790,491)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	14,693,959	14,136,897	435,417	401,611	18,764,944	17,384,862
Transfers for contract benefits and terminations	(3,036,259)	(2,640,911)	(62,218)	(29,692)	(3,725,982)	(3,210,169)
Contract maintenance charges	(7,168,138)	(6,958,388)	(228,149)	(216,541)	(9,166,114)	(8,596,925)
Transfers between subaccounts (including fixed account), net	(842,817)	(274,666)	(70,556)	(90,371)	(1,116,895)	(475,488)

Net increase (decrease) in net assets from contract transactions	3,646,745	4,262,932	74,494	65,007	4,755,953	5,102,280

Total increase (decrease) in net assets	7,139,675	3,132,817	172,749	31,019	8,551,263	3,311,789
Net assets
Beginning of period	53,943,032	50,810,215	1,579,133	1,548,114	67,901,496	64,589,707

End of period	$61,082,707	$53,943,032	$1,751,882	$1,579,133	$76,452,759	$67,901,496

Analysis of increase (decrease) in units outstanding
Units issued	409,571	466,137	21,396	23,175	558,250	564,623
Units redeemed	(160,210)	(151,401)	(14,927)	(20,729)	(210,707)	(177,081)

Increase (decrease) in units outstanding	249,361	314,736	6,469	2,446	347,543	387,542
Beginning units	2,867,201	2,552,465	96,948	94,502	3,445,707	3,058,165

Ending units	3,116,562	2,867,201	103,417	96,948	3,793,250	3,445,707

The accompanying notes are an integral part of these financial statements.

35

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

1. The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account. The Account is currently composed of sixty subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio (1)

Deutsche Variable Series I – Class A Shares

Bond VIP

Core Equity VIP

CROCI® International VIP

Global Small Cap VIP

Deutsche Variable Series II – Class A Shares

Government & Agency Securities VIP

Government Money Market VIP (2)

High Income VIP

Large Cap Value VIP

Small Mid Cap Growth VIP

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

36

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

1. The Company

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Enterprise Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Equity Income Account

MidCap Account

SmallCap Account II (3)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic

Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

37

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

1. The Company

The Life Accumulator portfolio includes:

Deutsche Investments VIT Funds – Class B Shares

Equity 500 Index VIP-B

Deutsche Variable Series II – Class A Shares

Large Cap Value VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Small Cap Equity Insights Fund

Janus Aspen Series

Enterprise Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Diversified International Account

Equity Income Account

LargeCap Growth Account

MidCap Account

SmallCap Account II (3)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds

Government & High Quality Bond Account

Income Account

Money Market Account (4)

Short-Term Income Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset

Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

38

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

1. The Company

The EssentialLife Variable Universal Life portfolio includes:

American Funds - Class 2 Shares

Asset Allocation Fund (5)

Capital Income Builder (6)

Global Growth and Income Fund (7)

Global Growth Fund (8)

Growth Fund (9)

Growth-Income Fund (10)

International Fund (11)

Deutsche Variable Series I – Class A Shares

Bond VIP

CROCI® International VIP

Global Small Cap VIP

Deutsche Variable Series II – Class A Shares

Government & Agency Securities VIP

Government Money Market VIP (2)

High Income VIP

Large Cap Value VIP

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

39

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

1. The Company

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	The Calvert VP SRI Mid Cap Growth Portfolio Subaccount changed its name to Calvert VP SRI Mid Cap Portfolio, effective June 9, 2016.
(2)	The Deutsche Money Market VIP Subaccount changed its name to Deutsche Government Money Market VIP fund, effective May 1, 2016.
(3)	The PVC SmallCap Blend Account II Subaccount changed its name to PVC SmallCap Account II fund, effective May 1, 2016.
(4)	For the period (cessation of operations): January 1, 2016 to April 8, 2016 the PVC Money Market Account Fund Portfolio Subaccount. The PVC Money Market Account Fund Subaccount transferred to the Fixed account.
(5)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Asset Allocation Fund Subaccount.
(6)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Capital Income Builder Subaccount.
(7)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth and Income Fund Subaccount.
(8)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth Fund Subaccount.
(9)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth Fund Subaccount.
(10)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth-Income Fund Subaccount.

40

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

1. The Company

(11)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds International Fund Subaccount.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

41

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Company is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2016. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends

Dividend income received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

42

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

43

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

3. Expenses

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender	N/A	$11.52 – $51.68 per $1,000 of face amount	N/A
Deferred Sales Charge Component	$50 – $75 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Administrative Component	$5.32 – $17.50 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Increase in Principal sum charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12
Cost of Insurance
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 – $83.07 per $1,000 of benefit amount	$0.03 – $83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount
Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	N/A

44

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

3. Expenses

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life
Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1,000 per $1,000 of benefit amount	$0 – $1,000 per $1,000 of benefit amount	$0 – $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 –$0.88 per $1,000 of benefit amount	$0.06 – $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% – 5.0% of the policy loan balance	0.25% of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 – $0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 – $40 per $100 of monthly benefit	$4 – $40 per $100 of monthly benefit	$4 – $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 – $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 – $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently range up to 2%.

45

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2016 consist of the following:

	Purchases	Sales
American Funds - Class 2 Shares
Asset Allocation Fund	$55,988	$2,792
Capital Income Builder	79,828	1,447
Global Growth and Income Fund	72,324	2,374
Global Growth Fund	88,624	2,125
Growth Fund	477,403	18,408
Growth-Income Fund	248,763	2,028
International Fund	33,570	1,045
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$35,473	$13,974
Deutsche Investments VIT Funds – Class B Shares
Equity 500 Index VIP-B	$659,207	$338,273
Deutsche Variable Series I – Class A Shares
Bond VIP	$958,599	$393,846
Core Equity VIP	428,770	224,560
CROCI® International VIP	2,083,661	476,609
Global Small Cap VIP	2,123,090	478,937
Deutsche Variable Series II – Class A Shares
Government & Agency Securities VIP	$272,507	$123,364
Government Money Market VIP	197,482	108,991
High Income VIP	747,374	342,146
Large Cap Value VIP	3,220,210	958,057
Small Mid Cap Growth VIP	89,582	33,182
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$851,299	$384,169
Quality Bond Portfolio	111,994	79,676
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	$382,718	$69,367
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	$4,882,780	$1,534,305
VIP Index 500 Portfolio	3,308,987	1,319,133
VIP Mid Cap Portfolio	3,534,559	685,068
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$27,498	$3,508
VIP Freedom 2010 Portfolio	27,173	7,628
VIP Freedom 2015 Portfolio	51,211	15,764
VIP Freedom 2020 Portfolio	175,489	47,529
VIP Freedom 2025 Portfolio	328,865	84,884
VIP Freedom 2030 Portfolio	1,101,697	183,920
VIP Freedom Income Portfolio	150,575	75,611

46

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

4. Purchases and Sales of Investments

	Purchases	Sales
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$140,917	$15,851
VIP FundsManager 50% Portfolio	600,645	82,372
VIP FundsManager 70% Portfolio	974,527	183,496
VIP FundsManager 85% Portfolio	1,160,257	336,614
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets VIP Fund	$303,316	$247,422
Small – Mid Cap Growth VIP Fund	1,649,984	387,745
Small Cap Value VIP Fund	2,003,546	773,153
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	$365,653	$756,769
Small Cap Equity Insights Fund	452,727	458,572
Strategic Growth Fund	371,679	800,115
Janus Aspen Series
Balanced Portfolio (Service Shares)	$1,727,856	$425,716
Enterprise Portfolio (Service Shares)	350,664	218,576
Forty Portfolio (Institutional Shares)	6,224,844	1,199,533
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	$513,222	$287,406
VIT Low Duration Portfolio	451,667	276,875
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account	$817,737	$788,373
Diversified International Account	230,160	181,606
Equity Income Account	1,260,273	935,521
LargeCap Growth Account	65,495	55,545
MidCap Account	1,928,555	802,233
SmallCap Account II	189,055	213,646
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account	$60,952	$3,816
Income Account	60,931	27,028
Money Market Account	4,748	20,193
Short-Term Income Account	108	956
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$6,192,747	$1,511,233
SAM Conservative Balanced Portfolio	1,013,724	267,562
SAM Conservative Growth Portfolio	10,257,286	3,125,719
SAM Flexible Income Portfolio	396,333	246,305
SAM Strategic Growth Portfolio	13,671,396	4,527,340

	$80,248,304	$27,170,011

47

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

5. Units Issued and Redeemed

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2016	9,233	584	(687)	9,130	$20.64
	2015	9,208	690	(665)	9,233	19.42
Deutsche Variable Series I subaccounts
Bond VIP	2016	418,524	29,838	(20,108)	428,254	$16.08
	2015	407,095	27,806	(16,377)	418,524	15.32
Core Equity VIP	2016	200,574	5,717	(12,329)	193,962	18.57
	2015	212,585	4,675	(16,686)	200,574	16.96
CROCI® International VIP	2016	1,519,118	102,458	(51,574)	1,570,002	6.88
	2015	1,450,122	115,620	(46,624)	1,519,118	6.89
Global Small Cap VIP	2016	392,979	17,811	(17,156)	393,634	22.47
	2015	394,649	14,426	(16,096)	392,979	22.32
Deutsche Variable Series II subaccounts
Government & Agency Securities VIP	2016	98,669	3,879	(5,432)	97,116	$18.12
	2015	99,525	4,332	(5,188)	98,669	18.08
Government Money Market VIP	2016	112,641	11,297	(5,651)	118,287	11.26
	2015	112,502	9,225	(9,086)	112,641	11.35
High Income VIP	2016	205,642	7,267	(11,074)	201,835	22.46
	2015	201,943	10,993	(7,294)	205,642	20.08
Large Cap Value VIP	2016	883,998	46,548	(27,912)	902,634	28.85
	2015	876,414	37,556	(29,972)	883,998	30.45
Small Mid Cap Growth VIP	2016	57,924	2,945	(4,386)	56,483	7.75
	2015	60,169	2,813	(5,058)	57,924	7.17
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2016	276,782	8,683	(17,768)	267,697	$17.51
	2015	285,529	9,321	(18,068)	276,782	15.12
Quality Bond Portfolio	2016	81,353	6,159	(4,686)	82,826	15.70
	2015	80,628	4,375	(3,650)	81,353	15.64
Dreyfus Socially Responsible Growth Fund, Inc. subaccount
Socially Responsible Growth Fund	2016	9,739	851	(474)	10,116	$15.32
	2015	9,493	1,223	(977)	9,739	14.04
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2016	1,088,964	35,014	(52,532)	1,071,446	$16.65
	2015	1,116,216	26,824	(54,076)	1,088,964	16.68
VIP Index 500 Portfolio	2016	983,247	34,590	(51,015)	966,822	20.68
	2015	994,316	31,010	(42,079)	983,247	18.67
VIP Mid Cap Portfolio	2016	251,565	10,536	(11,664)	250,437	38.65
	2015	249,785	11,765	(9,985)	251,565	34.78
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets VIP Fund	2016	237,720	18,148	(13,501)	242,367	$17.37
	2015	214,293	29,724	(6,297)	237,720	14.93
Small – Mid Cap Growth VIP Fund	2016	163,036	4,929	(11,144)	156,821	19.05
	2015	164,914	6,030	(7,908)	163,036	18.45
Small Cap Value VIP Fund	2016	136,056	5,788	(9,855)	131,989	24.60
	2015	132,562	8,324	(4,830)	136,056	19.07

48

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

5. Units Issued and Redeemed

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2016	239,811	5,056	(16,874)	227,993	$35.15
	2015	244,510	7,481	(12,180)	239,811	31.24
Small Cap Equity Insights Fund	2016	109,453	4,811	(9,940)	104,324	28.08
	2015	112,825	5,031	(8,403)	109,453	23.00
Strategic Growth Fund	2016	855,915	19,172	(42,200)	832,887	17.42
	2015	883,543	19,123	(46,751)	855,915	17.23
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2016	124,371	10,484	(9,237)	125,618	$22.71
	2015	121,352	10,081	(7,062)	124,371	21.96
Enterprise Portfolio (Service Shares)	2016	102,608	2,252	(6,561)	98,299	24.61
	2015	105,299	3,154	(5,845)	102,608	22.15
Forty Portfolio (Institutional Shares)	2016	1,407,989	45,434	(64,757)	1,388,666	15.65
	2015	1,471,307	25,628	(88,946)	1,407,989	15.45
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2016	182,829	7,707	(10,646)	179,890	$22.15
	2015	183,626	8,634	(9,431)	182,829	20.99
VIT Low Duration Portfolio	2016	256,798	14,231	(12,381)	258,648	16.16
	2015	252,949	13,806	(9,957)	256,798	16.08
Principal Variable Contracts Funds, Inc (“PVC”) – Equity Funds subaccounts
Capital Appreciation Account	2016	71,468	3,121	(4,222)	70,367	$23.65
	2015	73,377	3,219	(5,128)	71,468	21.92
Equity Income Account	2016	226,354	9,946	(15,396)	220,904	28.19
	2015	227,197	10,340	(11,183)	226,354	24.64
MidCap Account	2016	81,458	2,003	(5,581)	77,880	117.76
	2015	83,874	2,378	(4,794)	81,458	107.91
SmallCap Account II	2016	201,697	4,688	(14,216)	192,169	10.63
	2015	—	208,856	(7,159)	201,697	9.15
SmallCap Growth Account II	2016	—	—	—	—	—
	2015	128,273	719	(128,992)	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2016	502,773	25,353	(29,952)	498,174	$23.27
	2015	497,236	25,479	(19,942)	502,773	22.02
SAM Conservative Balanced Portfolio	2016	57,857	4,313	(3,971)	58,199	20.91
	2015	58,118	4,137	(4,398)	57,857	19.89
SAM Conservative Growth Portfolio	2016	1,329,814	49,225	(53,266)	1,325,773	24.63
	2015	1,342,962	58,669	(71,817)	1,329,814	23.28
SAM Flexible Income Portfolio	2016	38,192	2,791	(3,507)	37,476	19.49
	2015	37,197	2,622	(1,627)	38,192	18.43
SAM Strategic Growth Portfolio	2016	1,629,512	64,139	(86,034)	1,607,617	25.58
	2015	1,654,673	51,509	(76,670)	1,629,512	24.37

49

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Deutsche Investments VIT subaccount
Equity 500 Index VIP	2016	16,339	710	(10,478)	6,571	$27.43
	2015	68,635	2,490	(54,786)	16,339	24.81
Deutsche Variable Series II subaccount
Large Cap Value VIP	2016	7,332	457	(2,308)	5,481	$18.35
	2015	9,820	665	(3,153)	7,332	19.33
Fidelity Variable Insurance Products (“VIP”) Funds subaccount
VIP Growth Portfolio	2016	29,301	2,213	(11,098)	20,416	$22.17
	2015	31,637	2,430	(4,766)	29,301	22.16
Franklin Templeton Variable Insurance Products Trust subaccount
Small Cap Value VIP Fund	2016	24,724	1,775	(17,265)	9,234	$25.18
	2015	30,895	2,296	(8,467)	24,724	19.47
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2016	6,700	212	(6,912)	—	$22.97
	2015	6,927	470	(697)	6,700	20.37
Small Cap Equity Insights Fund	2016	19,994	960	(11,102)	9,852	21.58
	2015	24,142	1,856	(6,004)	19,994	17.64
Janus Aspen Series subaccount
Enterprise Portfolio (Service Shares)	2016	9,738	781	(1,653)	8,866	$31.00
	2015	13,740	1,250	(5,252)	9,738	27.84
Principal Variable Contracts Funds, Inc. (“PVC”) – Equity Funds subaccounts
Capital Appreciation Account	2016	20,939	1,204	(14,760)	7,383	$34.42
	2015	34,534	8,442	(22,037)	20,939	31.84
Diversified International Account	2016	19,244	2,273	(8,295)	13,222	20.90
	2015	30,304	2,582	(13,642)	19,244	21.03
Equity Income Account	2016	21,128	1,645	(11,041)	11,732	31.51
	2015	45,919	2,060	(26,851)	21,128	27.49
LargeCap Blend Account II	2016	—	—	—	—	—
	2015	10,856	229	(11,085)	—	—
LargeCap Growth Account	2016	3,969	448	(2,223)	2,194	22.90
	2015	7,065	640	(3,736)	3,969	24.37
MidCap Account	2016	1,543	76	(933)	686	128.55
	2015	2,987	97	(1,541)	1,543	117.56
SmallCap Account II	2016	7,427	650	(5,476)	2,601	10.66
	2015	—	8,020	(593)	7,427	9.17
SmallCap Growth Account II	2016	—	—	—	—	—
	2015	3,012	97	(3,109)	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) Fixed income Funds subaccounts
Government & High Quality Bond Account	2016	145	97	(221)	21	$14.57
	2015	2,081	101	(2,037)	145	14.45
Income Account	2016	4,220	343	(1,491)	3,072	17.76
	2015	5,445	288	(1,513)	4,220	16.95
Money Market Account	2016	—	—	—	—	—
	2015	—	—	—	—	10.54
Short-Term Income Account	2016	59	6	(65)	—	13.18
	2015	51	9	(1)	59	13.01

50

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2016	13,834	1,153	(6,154)	8,833	$22.97
	2015	37,102	1,940	(25,208)	13,834	21.69
SAM Conservative Balanced Portfolio	2016	4,543	390	(3,073)	1,860	20.42
	2015	14,824	632	(10,913)	4,543	19.38
SAM Conservative Growth Portfolio	2016	30,013	2,709	(19,105)	13,617	24.57
	2015	69,080	4,207	(43,274)	30,013	23.18
SAM Flexible Income Portfolio	2016	15,315	1,485	(4,552)	12,248	18.88
	2015	16,529	1,403	(2,617)	15,315	17.81
SAM Strategic Growth Portfolio	2016	109,177	5,249	(37,626)	76,800	25.81
	2015	162,513	8,037	(61,373)	109,177	24.54

The remainder of this page intentionally left blank.

51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Deutsche Investments VIT Funds subaccount
Equity 500 Index VIP	2016	163,201	29,532	(5,193)	187,540	$14.61
	2015	56,628	110,353	(3,780)	163,201	13.17
Deutsche Variable Series II subaccount
Large Cap Value VIP	2016	9,296	4,803	(102)	13,997	$11.20
	2015	6,052	3,290	(46)	9,296	11.75
Fidelity Variable Insurance Products (“VIP”) Funds subaccount
VIP Growth Portfolio	2016	6,859	18,839	(1,265)	24,433	$14.57
	2015	2,435	5,419	(995)	6,859	14.51
Franklin Templeton Variable Insurance Products Trust subaccount
Small Cap Value VIP Fund	2016	14,449	30,060	(2,128)	42,381	$14.78
	2015	14,370	5,921	(5,842)	14,449	11.39
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2016	7,459	9,154	(1,876)	14,737	$13.43
	2015	6,163	1,363	(67)	7,459	11.87
Small Cap Equity Insights Fund	2016	6,243	16,548	(554)	22,237	15.30
	2015	8,460	1,888	(4,105)	6,243	12.46
Janus Aspen Series subaccount
Enterprise Portfolio (Service Shares)	2016	11,076	3,639	(231)	14,484	$15.35
	2015	5,458	6,149	(531)	11,076	13.74
Principal Variable Contracts Funds, Inc. (“PVC”) – Equity Funds subaccounts
Capital Appreciation Account	2016	105,637	48,085	(14,793)	138,929	$14.41
	2015	74,772	59,928	(29,063)	105,637	13.28
Diversified International Account	2016	24,151	15,386	(738)	38,799	11.22
	2015	6,128	25,952	(7,929)	24,151	11.24
Equity Income Account	2016	85,890	31,297	(13,809)	103,378	13.99
	2015	36,880	63,023	(14,013)	85,890	12.16
LargeCap Blend Account II	2016	—	—	—	—	—
	2015	5,846	4,475	(10,321)	—	—
LargeCap Growth Account	2016	8,219	4,205	(262)	12,162	13.02
	2015	2,697	5,656	(134)	8,219	13.80
MidCap Account	2016	24,641	9,842	(1,870)	32,613	14.72
	2015	10,902	13,994	(255)	24,641	13.41
SmallCap Account II	2016	9,652	6,317	(1,860)	14,109	10.74
	2015	—	10,834	(1,182)	9,652	9.19
SmallCap Growth Account II	2016	—	—	—	—	—
	2015	5,807	1,003	(6,810)	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) Fixed income Funds subaccounts
Government & High Quality Bond Account	2016	3,777	5,250	(31)	8,996	$10.66
	2015	974	2,821	(18)	3,777	10.53
Income Account	2016	4,310	4,451	(47)	8,714	11.14
	2015	3,518	2,485	(1,693)	4,310	10.59
Money Market Account	2016	1,557	478	(2,035)	—	—
	2015	1,591	7	(41)	1,557	9.92
Short-Term Income Account	2016	42	—	(8)	34	10.39
	2015	50	—	(8)	42	10.21

52

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2016	159,289	24,667	(22,856)	161,100	$12.37
	2015	124,223	38,473	(3,407)	159,289	11.64
SAM Conservative Balanced Portfolio	2016	28,489	7,174	(1,754)	33,909	11.91
	2015	15,296	15,118	(1,925)	28,489	11.26
SAM Conservative Growth Portfolio	2016	236,773	46,437	(37,826)	245,384	12.75
	2015	162,299	91,143	(16,669)	236,773	11.98
SAM Flexible Income Portfolio	2016	8,076	6,305	(3,773)	10,608	11.65
	2015	16,250	6,681	(14,855)	8,076	10.95
SAM Strategic Growth Portfolio	2016	307,453	91,080	(39,593)	358,940	13.00
	2015	199,537	128,997	(21,081)	307,453	12.31

The remainder of this page intentionally left blank.

53

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
American Funds subaccounts
Asset Allocation Fund	2016	—	5,291	(267)	5,024	$10.66
	2015	—	—	—	—	—
Capital Income Builder	2016	—	7,822	(143)	7,679	10.01
	2015	—	—	—	—	—
Global Growth and Income Fund	2016	—	6,842	(225)	6,617	10.60
	2015	—	—	—	—	—
Global Growth Fund	2016	—	8,378	(201)	8,177	10.42
	2015	—	—	—	—	—
Growth Fund	2016	—	44,123	(1,709)	42,414	11.00
	2015	—	—	—	—	—
Growth-Income Fund	2016	—	23,227	(190)	23,037	10.91
	2015	—	—	—	—	—
International Fund	2016	—	3,191	(99)	3,092	10.33
	2015	—	—	—	—	—
Deutsche Variable Series I subaccounts
Bond VIP	2016	32,887	11,801	(3,212)	41,476	$12.35
	2015	28,153	8,391	(3,657)	32,887	11.70
CROCI® International VIP	2016	123,432	38,813	(12,184)	150,061	8.62
	2015	87,703	38,821	(3,092)	123,432	8.58
Global Small Cap VIP	2016	117,574	34,802	(4,765)	147,611	15.32
	2015	94,230	31,443	(8,099)	117,574	15.12
Deutsche Variable Series II subaccounts
Government & Agency Securities VIP	2016	31,658	10,786	(1,197)	41,247	$13.15
	2015	24,969	8,423	(1,734)	31,658	13.04
Government Money Market	2016	37,099	7,941	(4,236)	40,804	9.87
	2015	34,445	8,162	(5,508)	37,099	9.90
High Income VIP	2016	75,765	16,913	(5,148)	87,530	17.09
	2015	60,903	19,141	(4,279)	75,765	15.18
Large Cap Value VIP	2016	63,090	21,834	(2,064)	82,860	18.96
	2015	47,499	17,336	(1,745)	63,090	19.89
Dreyfus Variable Investment Fund subaccount
Opportunistic Small Cap Portfolio	2016	66,202	20,025	(5,388)	80,839	$18.62
	2015	49,291	20,539	(3,628)	66,202	15.99
Dreyfus Socially Responsible Growth Fund, Inc. subaccount
Socially Responsible Growth Fund	2016	32,210	16,348	(3,518)	45,040	$19.19
	2015	20,325	13,606	(1,721)	32,210	17.49
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2016	221,922	109,436	(18,249)	313,109	$18.43
	2015	134,313	90,611	(3,002)	221,922	18.35
VIP Index 500 Portfolio	2016	224,766	125,310	(12,052)	338,024	20.17
	2015	136,666	94,818	(6,718)	224,766	18.11
VIP Mid Cap Portfolio	2016	313,038	131,551	(12,542)	432,047	18.97
	2015	191,551	125,554	(4,067)	313,038	16.97

54

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2016	3,010	1,895	(251)	4,654	$14.05
	2015	2,319	832	(141)	3,010	13.45
VIP Freedom 2010 Portfolio	2016	4,739	1,685	(513)	5,911	15.03
	2015	3,999	1,652	(912)	4,739	14.33
VIP Freedom 2015 Portfolio	2016	8,048	3,164	(1,053)	10,159	15.17
	2015	9,767	2,962	(4,681)	8,048	14.41
VIP Freedom 2020 Portfolio	2016	37,665	10,245	(3,234)	44,676	15.23
	2015	31,342	8,316	(1,993)	37,665	14.43
VIP Freedom 2025 Portfolio	2016	65,645	18,608	(5,507)	78,746	15.91
	2015	50,982	19,579	(4,916)	65,645	15.06
VIP Freedom 2030 Portfolio	2016	237,783	61,214	(12,165)	286,832	15.71
	2015	183,748	61,311	(7,276)	237,783	14.81
VIP Freedom Income Portfolio	2016	26,804	10,928	(5,773)	31,959	13.26
	2015	15,411	12,196	(803)	26,804	12.77
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2016	23,961	10,197	(1,200)	32,958	$13.06
	2015	17,421	7,299	(759)	23,961	12.76
VIP FundsManager 50% Portfolio	2016	94,289	38,839	(5,590)	127,538	14.81
	2015	67,177	31,892	(4,780)	94,289	14.28
VIP FundsManager 70% Portfolio	2016	213,473	53,900	(12,119)	255,254	15.57
	2015	168,355	51,225	(6,107)	213,473	14.90
VIP FundsManager 85% Portfolio	2016	239,297	63,258	(21,656)	280,899	15.94
	2015	189,712	60,014	(10,429)	239,297	15.16
Franklin Templeton Variable Insurance Products Trust subaccounts
Small – Mid Cap Growth VIP Fund	2016	153,200	51,106	(9,451)	194,855	$18.13
	2015	112,319	45,225	(4,344)	153,200	17.45
Small Cap Value VIP Fund	2016	109,557	33,477	(7,534)	135,500	20.42
	2015	86,095	35,855	(12,393)	109,557	15.73
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2016	262,752	73,432	(12,582)	323,602	$17.99
	2015	204,861	64,067	(6,176)	262,752	17.30
Forty Portfolio (Institutional Shares)	2016	266,052	120,010	(5,141)	380,921	17.57
	2015	202,910	80,731	(17,589)	266,052	17.24
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2016	47,264	16,487	(2,176)	61,575	$16.66
	2015	36,725	12,321	(1,782)	47,264	15.70
VIT Low Duration Portfolio	2016	46,135	13,756	(4,747)	55,144	12.52
	2015	37,231	10,657	(1,753)	46,135	12.39

55

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2016	739,002	206,664	(23,684)	921,982	$16.20
	2015	557,335	198,788	(17,121)	739,002	15.24
SAM Conservative Balanced Portfolio	2016	140,961	39,712	(6,553)	174,120	15.53
	2015	103,717	40,206	(2,962)	140,961	14.69
SAM Conservative Growth Portfolio	2016	1,270,601	311,200	(50,013)	1,531,788	16.30
	2015	978,124	312,118	(19,641)	1,270,601	15.31
SAM Flexible Income Portfolio	2016	35,365	10,815	(3,095)	43,085	15.47
	2015	24,526	12,469	(1,630)	35,365	14.54
SAM Strategic Growth Portfolio	2016	1,399,565	397,782	(47,454)	1,749,893	16.40
	2015	1,041,442	376,080	(17,957)	1,399,565	15.53

The remainder of this page intentionally left blank.

56

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

6. Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
American Funds - Class 2 Shares
Asset Allocation Fund
2016 (1)	5,024	$10.66	to	$10.66	$53,552	3.30%	0.30%	to	0.30%	6.58%	to	6.58%
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2013	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2012	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital Income Builder
2016 (2)	7,679	$10.01	to	$10.01	$76,855	3.46%	0.30%	to	0.30%	0.08%	to	0.08%
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2013	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2012	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth and Income Fund
2016 (3)	6,617	$10.60	to	$10.60	$70,152	3.40%	0.30%	to	0.30%	6.01%	to	6.01%
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2013	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2012	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth Fund
2016 (4)	8,177	$10.42	to	$10.42	$85,230	1.47%	0.30%	to	0.30%	4.24%	to	4.24%
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2013	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2012	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth Fund
2016 (5)	42,414	$11.00	to	$11.00	$466,755	1.22%	0.30%	to	0.30%	10.05%	to	10.05%
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2013	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2012	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth-Income Fund
2016 (6)	23,037	$10.91	to	$10.91	$251,369	2.45%	0.30%	to	0.30%	9.12%	to	9.12%
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2013	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2012	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
International Fund
2016 (7)	3,092	$10.33	to	$10.33	$31,928	2.53%	0.30%	to	0.30%	3.27%	to	3.27%
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2013	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2012	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio (8)
2016	9,130	$20.64	to	$20.64	$188,456	0.00%	0.90%	to	0.90%	6.28%	to	6.28%
2015	9,233	19.42	to	19.42	179,317	0.00%	0.90%	to	0.90%	(4.14%)	to	(4.14%)
2014	9,208	20.26	to	20.26	186,546	0.00%	0.90%	to	0.90%	7.12%	to	7.12%
2013	9,163	18.91	to	18.91	173,275	0.00%	0.90%	to	0.90%	28.75%	to	28.75%
2012	9,835	14.69	to	14.69	144,451	0.00%	0.90%	to	0.90%	15.71%	to	15.71%

57

Farmers Variable Life Separate Account A
of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Deutsche Investments VIT Funds – Class B Shares
Equity 500 Index VIP-B
2016	194,111	$14.61	to	$27.43	$2,920,405	1.75%	0.30%	to	0.70%	10.54%	to	10.98%
2015	179,540	13.17	to	24.81	2,553,963	1.38%	0.30%	to	0.70%	0.21%	to	0.61%
2014	125,263	13.08	to	24.76	2,440,381	1.57%	0.30%	to	0.70%	12.26%	to	12.71%
2013 (9)	112,108	11.61	to	22.06	2,191,893	1.54%	0.30%	to	0.70%	9.49%	to	30.76%
2012	98,392	16.87	to	16.87	1,659,600	1.52%	0.70%	to	0.70%	14.61%	to	14.61%
Deutsche Variable Series I Class A Shares
Bond VIP
2016	469,730	$12.35	to	$16.08	$7,399,495	5.02%	0.30%	to	0.90%	4.98%	to	5.61%
2015	451,411	11.70	to	15.32	6,795,901	2.93%	0.30%	to	0.90%	(1.18%)	to	(0.59%)
2014	435,248	11.76	to	15.50	6,641,990	3.44%	0.30%	to	0.90%	5.68%	to	6.31%
2013	419,596	11.07	to	14.67	6,066,488	3.56%	0.30%	to	0.90%	(3.89%)	to	(3.32%)
2012	381,818	11.45	to	15.26	5,762,319	4.33%	0.30%	to	0.90%	6.81%	to	7.45%
Core Equity VIP
2016	193,962	$18.57	to	$18.57	$3,602,469	1.41%	0.90%	to	0.90%	9.49%	to	9.49%
2015	200,574	16.96	to	16.96	3,402,245	0.84%	0.90%	to	0.90%	4.31%	to	4.31%
2014	212,585	16.26	to	16.26	3,457,024	1.06%	0.90%	to	0.90%	10.83%	to	10.83%
2013	218,271	14.67	to	14.67	3,202,705	1.44%	0.90%	to	0.90%	36.10%	to	36.10%
2012	230,514	10.78	to	10.78	2,485,154	1.29%	0.90%	to	0.90%	14.78%	to	14.78%
CROCI® International VIP
2016	1,720,063	$6.88	to	$8.62	$12,090,578	10.25%	0.30%	to	0.90%	(0.16%)	to	0.44%
2015	1,642,550	6.89	to	8.58	11,523,405	4.04%	0.30%	to	0.90%	(6.33%)	to	(5.76%)
2014	1,537,825	7.35	to	9.10	11,462,160	1.71%	0.30%	to	0.90%	(12.55%)	to	(12.03%)
2013	1,437,521	8.41	to	10.35	12,210,087	5.17%	0.30%	to	0.90%	19.16%	to	19.87%
2012	1,374,658	7.06	to	8.63	9,749,795	2.09%	0.30%	to	0.90%	19.56%	to	20.28%
Global Small Cap VIP
2016	541,245	$15.32	to	$22.47	$11,106,266	0.38%	0.30%	to	0.90%	0.67%	to	1.27%
2015	510,553	15.12	to	22.32	10,550,515	0.94%	0.30%	to	0.90%	0.26%	to	0.86%
2014	488,879	15.00	to	22.26	10,199,888	0.85%	0.30%	to	0.90%	(4.98%)	to	(4.42%)
2013	462,361	15.69	to	23.43	10,280,312	0.62%	0.30%	to	0.90%	34.73%	to	35.53%
2012	462,357	11.58	to	17.39	7,677,507	0.66%	0.30%	to	0.90%	14.34%	to	15.02%
Deutsche Variable Series II – Class A Shares
Government & Agency Securities VIP
2016	138,363	$13.15	to	$18.12	$2,302,494	3.00%	0.30%	to	0.90%	0.25%	to	0.85%
2015	130,327	13.04	to	18.08	2,196,582	2.77%	0.30%	to	0.90%	(0.92%)	to	(0.32%)
2014	124,494	13.08	to	18.25	2,142,523	2.27%	0.30%	to	0.90%	4.35%	to	4.98%
2013	120,622	12.46	to	17.48	2,006,949	2.92%	0.30%	to	0.90%	(3.91%)	to	(3.33%)
2012	113,531	12.89	to	18.20	1,987,546	3.86%	0.30%	to	0.90%	2.00%	to	2.62%
Government Money Market VIP (10)
2016	159,091	$9.87	to	$11.26	$1,734,616	0.05%	0.30%	to	0.90%	(0.84%)	to	(0.25%)
2015	149,740	9.90	to	11.35	1,646,102	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2014	146,947	9.92	to	11.46	1,630,625	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2013	136,631	9.95	to	11.56	1,531,498	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2012	127,574	9.98	to	11.66	1,447,086	0.01%	0.30%	to	0.90%	(0.89%)	to	(0.29%)
High Income VIP
2016	289,365	$17.09	to	$22.46	$6,029,348	6.04%	0.30%	to	0.90%	11.86%	to	12.53%
2015	281,407	15.18	to	20.08	5,279,997	6.15%	0.30%	to	0.90%	(5.29%)	to	(4.72%)
2014	262,846	15.94	to	21.20	5,252,353	6.50%	0.30%	to	0.90%	0.57%	to	1.17%
2013	246,133	15.75	to	21.08	4,938,498	6.87%	0.30%	to	0.90%	6.95%	to	7.59%
2012	230,028	14.64	to	19.71	4,359,836	7.85%	0.30%	to	0.90%	13.88%	to	14.57%
Large Cap Value VIP
2016	1,004,972	$11.20	to	$28.85	$27,870,211	1.00%	0.30%	to	0.90%	(5.24%)	to	(4.67%)
2015	963,716	11.75	to	30.45	28,420,457	1.44%	0.30%	to	0.90%	(7.70%)	to	(7.15%)
2014	939,785	12.65	to	32.99	30,209,734	1.67%	0.30%	to	0.90%	9.73%	to	10.39%
2013 (11)	946,950	11.46	to	30.06	27,868,545	1.92%	0.30%	to	0.90%	7.96%	to	30.50%
2012	945,046	14.62	to	23.17	21,523,031	1.89%	0.30%	to	0.90%	8.80%	to	9.46%
Small Mid Cap Growth VIP
2016	56,483	$7.75	to	$7.75	$438,012	0.00%	0.90%	to	0.90%	8.10%	to	8.10%
2015	57,924	7.17	to	7.17	415,521	0.00%	0.90%	to	0.90%	(1.78%)	to	(1.78%)
2014	60,169	7.30	to	7.30	439,442	0.00%	0.90%	to	0.90%	4.75%	to	4.75%
2013	63,932	6.97	to	6.97	445,735	0.12%	0.90%	to	0.90%	41.51%	to	41.51%
2012	67,610	4.93	to	4.93	333,103	0.00%	0.90%	to	0.90%	13.33%	to	13.33%

58

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2016	348,536	$17.51	to	$18.62	$6,191,415	0.00%	0.30%	to	0.90%	15.75%	to	16.44%
2015	342,984	15.12	to	15.99	5,244,730	0.00%	0.30%	to	0.90%	(3.39%)	to	(2.81%)
2014	334,820	15.66	to	16.45	5,281,069	0.00%	0.30%	to	0.90%	0.42%	to	1.02%
2013	317,600	15.59	to	16.29	4,976,078	0.00%	0.30%	to	0.90%	46.90%	to	47.77%
2012	319,455	10.61	to	11.02	3,399,985	0.00%	0.30%	to	0.90%	19.16%	to	19.88%
Quality Bond Portfolio
2016	82,826	$15.70	to	$15.70	$1,300,032	1.52%	0.90%	to	0.90%	0.37%	to	0.37%
2015	81,353	15.64	to	15.64	1,272,256	1.80%	0.90%	to	0.90%	(2.76%)	to	(2.76%)
2014	80,628	16.08	to	16.08	1,296,725	1.85%	0.90%	to	0.90%	3.62%	to	3.62%
2013	79,569	15.52	to	15.52	1,234,968	2.58%	0.90%	to	0.90%	(2.67%)	to	(2.67%)
2012	77,600	15.95	to	15.95	1,237,475	2.74%	0.90%	to	0.90%	5.74%	to	5.74%
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund
2016	55,156	$15.32	to	$19.19	$1,019,392	0.91%	0.30%	to	0.90%	9.09%	to	9.75%
2015	41,949	14.04	to	17.49	700,042	0.73%	0.30%	to	0.90%	(4.28%)	to	(3.70%)
2014	29,818	14.67	to	18.16	508,365	0.76%	0.30%	to	0.90%	12.12%	to	12.79%
2013	24,276	13.08	to	16.10	359,478	0.93%	0.30%	to	0.90%	32.80%	to	33.59%
2012	18,669	9.85	to	12.05	200,561	0.52%	0.30%	to	0.90%	10.70%	to	11.36%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio
2016	1,429,404	$14.57	to	$22.17	$24,415,367	0.00%	0.30%	to	0.90%	(0.18%)	to	0.41%
2015	1,347,046	14.51	to	22.16	22,983,747	0.17%	0.30%	to	0.90%	6.10%	to	6.73%
2014	1,284,601	13.59	to	20.85	20,548,746	0.10%	0.30%	to	0.90%	10.20%	to	10.86%
2013 (12)	1,273,291	12.26	to	18.88	18,418,302	0.20%	0.30%	to	0.90%	3.00%	to	35.80%
2012	1,267,884	10.57	to	13.96	13,569,264	0.51%	0.30%	to	0.90%	13.52%	to	14.20%
VIP Index 500 Portfolio
2016	1,304,846	$20.17	to	$20.68	$26,813,202	1.49%	0.30%	to	0.90%	10.75%	to	11.41%
2015	1,208,013	18.11	to	18.67	22,429,630	1.98%	0.30%	to	0.90%	0.33%	to	0.93%
2014	1,130,982	17.94	to	18.61	20,956,578	1.60%	0.30%	to	0.90%	12.44%	to	13.12%
2013	1,105,955	15.86	to	16.55	18,239,749	1.86%	0.30%	to	0.90%	30.93%	to	31.71%
2012	1,077,646	12.04	to	12.64	13,580,501	2.07%	0.30%	to	0.90%	14.77%	to	15.46%
VIP Mid Cap Portfolio
2016	682,484	$18.97	to	$38.65	$17,872,976	0.47%	0.30%	to	0.90%	11.11%	to	11.78%
2015	564,603	16.97	to	34.78	14,061,547	0.44%	0.30%	to	0.90%	(2.38%)	to	(1.79%)
2014	441,336	17.28	to	35.63	12,209,320	0.17%	0.30%	to	0.90%	5.25%	to	5.88%
2013	375,333	16.32	to	33.85	10,474,159	0.43%	0.30%	to	0.90%	34.85%	to	35.66%
2012	339,377	12.03	to	25.10	7,287,371	0.55%	0.30%	to	0.90%	13.72%	to	14.41%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2016	4,654	$14.05	to	$14.05	$65,380	1.64%	0.30%	to	0.30%	4.47%	to	4.47%
2015	3,010	13.45	to	13.45	40,471	1.85%	0.30%	to	0.30%	(0.78%)	to	(0.78%)
2014	2,319	13.55	to	13.55	31,410	1.51%	0.30%	to	0.30%	3.73%	to	3.73%
2013	1,773	13.06	to	13.06	23,154	1.45%	0.30%	to	0.30%	9.14%	to	9.14%
2012	1,526	11.97	to	11.97	18,271	1.57%	0.30%	to	0.30%	9.02%	to	9.02%
VIP Freedom 2010 Portfolio
2016	5,911	$15.03	to	$15.03	$88,887	1.42%	0.30%	to	0.30%	4.92%	to	4.92%
2015	4,739	14.33	to	14.33	67,936	1.71%	0.30%	to	0.30%	(0.83%)	to	(0.83%)
2014	3,999	14.45	to	14.45	57,805	1.61%	0.30%	to	0.30%	3.90%	to	3.90%
2013	2,902	13.91	to	13.91	40,375	1.68%	0.30%	to	0.30%	12.86%	to	12.86%
2012	2,238	12.32	to	12.32	27,590	1.92%	0.30%	to	0.30%	11.25%	to	11.25%
VIP Freedom 2015 Portfolio
2016	10,159	$15.17	to	$15.17	$154,094	1.41%	0.30%	to	0.30%	5.26%	to	5.26%
2015	8,048	14.41	to	14.41	115,963	1.40%	0.30%	to	0.30%	(0.80%)	to	(0.80%)
2014	9,767	14.53	to	14.53	141,885	1.56%	0.30%	to	0.30%	4.14%	to	4.14%
2013	8,394	13.95	to	13.95	117,083	1.59%	0.30%	to	0.30%	13.76%	to	13.76%
2012	8,311	12.26	to	12.26	101,911	1.91%	0.30%	to	0.30%	11.57%	to	11.57%
VIP Freedom 2020 Portfolio
2016	44,676	$15.23	to	$15.23	$680,216	1.44%	0.30%	to	0.30%	5.49%	to	5.49%
2015	37,665	14.43	to	14.43	543,645	1.76%	0.30%	to	0.30%	(0.76%)	to	(0.76%)
2014	31,342	14.54	to	14.54	455,826	1.60%	0.30%	to	0.30%	4.28%	to	4.28%
2013	25,383	13.95	to	13.95	354,006	1.72%	0.30%	to	0.30%	15.29%	to	15.29%
2012	22,655	12.10	to	12.10	274,058	2.04%	0.30%	to	0.30%	12.73%	to	12.73%

59

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
VIP Freedom 2025 Portfolio
2016	78,746	$15.91	to	$15.91	$1,252,724	1.43%	0.30%	to	0.30%	5.67%	to	5.67%
2015	65,645	15.06	to	15.06	988,306	1.83%	0.30%	to	0.30%	(0.80%)	to	(0.80%)
2014	50,982	15.18	to	15.18	773,750	1.59%	0.30%	to	0.30%	4.54%	to	4.54%
2013	41,239	14.52	to	14.52	598,692	1.79%	0.30%	to	0.30%	19.36%	to	19.36%
2012	33,510	12.16	to	12.16	407,588	1.92%	0.30%	to	0.30%	14.45%	to	14.45%
VIP Freedom 2030 Portfolio
2016	286,832	$15.71	to	$15.71	$4,505,362	1.36%	0.30%	to	0.30%	6.06%	to	6.06%
2015	237,783	14.81	to	14.81	3,521,671	1.67%	0.30%	to	0.30%	(0.83%)	to	(0.83%)
2014	183,748	14.93	to	14.93	2,744,076	1.50%	0.30%	to	0.30%	4.43%	to	4.43%
2013	146,302	14.30	to	14.30	2,092,165	1.65%	0.30%	to	0.30%	21.05%	to	21.05%
2012	122,916	11.81	to	11.81	1,452,138	2.23%	0.30%	to	0.30%	14.84%	to	14.84%
VIP Freedom Income Portfolio
2016	31,959	$13.26	to	$13.26	$423,869	1.34%	0.30%	to	0.30%	3.86%	to	3.86%
2015	26,804	12.77	to	12.77	342,288	2.00%	0.30%	to	0.30%	(0.87%)	to	(0.87%)
2014	15,411	12.88	to	12.88	198,520	1.58%	0.30%	to	0.30%	3.23%	to	3.23%
2013	9,835	12.48	to	12.48	122,734	1.54%	0.30%	to	0.30%	4.89%	to	4.89%
2012	6,489	11.90	to	11.90	77,205	1.45%	0.30%	to	0.30%	5.94%	to	5.94%
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2016	32,958	$13.06	to	$13.06	$430,386	1.36%	0.30%	to	0.30%	2.36%	to	2.36%
2015	23,961	12.76	to	12.76	305,694	1.20%	0.30%	to	0.30%	(0.47%)	to	(0.47%)
2014	17,421	12.82	to	12.82	223,296	1.29%	0.30%	to	0.30%	3.67%	to	3.67%
2013	12,427	12.36	to	12.36	153,646	1.21%	0.30%	to	0.30%	5.14%	to	5.14%
2012	9,913	11.76	to	11.76	116,574	1.40%	0.30%	to	0.30%	5.11%	to	5.11%
VIP FundsManager 50% Portfolio
2016	127,538	$14.81	to	$14.81	$1,889,200	1.29%	0.30%	to	0.30%	3.77%	to	3.77%
2015	94,289	14.28	to	14.28	1,345,994	1.14%	0.30%	to	0.30%	(0.32%)	to	(0.32%)
2014	67,177	14.32	to	14.32	962,025	1.16%	0.30%	to	0.30%	4.64%	to	4.64%
2013	49,164	13.69	to	13.69	672,871	0.95%	0.30%	to	0.30%	14.32%	to	14.32%
2012	37,662	11.97	to	11.97	450,898	1.34%	0.30%	to	0.30%	9.79%	to	9.79%
VIP FundsManager 70% Portfolio
2016	255,254	$15.57	to	$15.57	$3,975,047	1.08%	0.30%	to	0.30%	4.55%	to	4.55%
2015	213,473	14.90	to	14.90	3,179,840	0.91%	0.30%	to	0.30%	(0.01%)	to	(0.01%)
2014	168,355	14.90	to	14.90	2,508,077	1.11%	0.30%	to	0.30%	4.79%	to	4.79%
2013	147,129	14.22	to	14.22	2,091,688	1.04%	0.30%	to	0.30%	21.17%	to	21.17%
2012	122,081	11.73	to	11.73	1,432,329	1.62%	0.30%	to	0.30%	12.64%	to	12.64%
VIP FundsManager 85% Portfolio
2016	280,899	$15.94	to	$15.94	$4,478,858	0.88%	0.30%	to	0.30%	5.16%	to	5.16%
2015	239,297	15.16	to	15.16	3,628,351	1.47%	0.30%	to	0.30%	0.05%	to	0.05%
2014	189,712	15.16	to	15.16	2,875,208	0.95%	0.30%	to	0.30%	4.76%	to	4.76%
2013	152,071	14.47	to	14.47	2,199,986	0.84%	0.30%	to	0.30%	27.16%	to	27.16%
2012	122,495	11.38	to	11.38	1,393,594	1.41%	0.30%	to	0.30%	13.67%	to	13.67%
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets VIP Fund
2016	242,367	$17.37	to	$17.37	$4,210,854	0.82%	0.90%	to	0.90%	16.39%	to	16.39%
2015	237,720	14.93	to	14.93	3,548,411	2.03%	0.90%	to	0.90%	(20.32%)	to	(20.32%)
2014	214,293	18.73	to	18.73	4,014,464	1.48%	0.90%	to	0.90%	(9.21%)	to	(9.21%)
2013	201,199	20.63	to	20.63	4,151,459	1.94%	0.90%	to	0.90%	(1.81%)	to	(1.81%)
2012	188,614	21.01	to	21.01	3,963,356	1.37%	0.90%	to	0.90%	12.15%	to	12.15%
Small – Mid Cap Growth VIP Fund
2016	351,676	$18.13	to	$19.05	$6,519,125	0.00%	0.30%	to	0.90%	3.24%	to	3.86%
2015	316,236	17.45	to	18.45	5,681,788	0.00%	0.30%	to	0.90%	(3.53%)	to	(2.95%)
2014	277,233	17.98	to	19.12	5,173,688	0.00%	0.30%	to	0.90%	6.51%	to	7.15%
2013	251,068	16.78	to	17.95	4,410,587	0.00%	0.30%	to	0.90%	36.92%	to	37.74%
2012	233,236	12.18	to	13.11	3,002,189	0.00%	0.30%	to	0.90%	9.86%	to	10.52%
Small Cap Value VIP Fund
2016	319,104	$14.78	to	$25.18	$6,872,152	0.81%	0.30%	to	0.90%	29.03%	to	29.80%
2015	284,786	11.39	to	19.47	4,963,220	0.63%	0.30%	to	0.90%	(8.21%)	to	(7.66%)
2014	263,922	12.33	to	21.17	5,051,477	0.61%	0.30%	to	0.90%	(0.33%)	to	0.27%
2013 (13)	233,485	12.30	to	21.20	4,621,245	1.28%	0.30%	to	0.90%	3.40%	to	35.83%
2012	216,265	12.51	to	15.67	3,201,469	0.77%	0.30%	to	0.90%	17.33%	to	18.03%

60

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund
2016	242,730	$13.43	to	$35.15	$8,211,124	1.39%	0.30%	to	0.90%	12.52%	to	13.19%
2015	253,970	11.87	to	31.24	7,715,825	0.40%	0.30%	to	0.90%	(10.05%)	to	(9.51%)
2014 (14)	257,600	13.12	to	34.73	8,728,545	1.01%	0.30%	to	0.90%	6.15%	to	12.78%
2013	264,366	20.04	to	30.85	8,051,450	0.86%	0.70%	to	0.90%	31.71%	to	31.97%
2012	275,910	15.19	to	23.43	6,371,384	1.19%	0.70%	to	0.90%	17.41%	to	17.64%
Small Cap Equity Insights Fund
2016	136,413	$15.30	to	$28.08	$3,482,302	1.20%	0.30%	to	0.90%	22.10%	to	22.83%
2015	135,690	12.46	to	23.00	2,947,510	0.29%	0.30%	to	0.90%	(3.00%)	to	(2.42%)
2014 (15)	145,427	12.77	to	23.71	3,220,952	0.80%	0.30%	to	0.90%	4.85%	to	6.19%
2013	141,936	17.09	to	22.37	3,018,319	1.02%	0.70%	to	0.90%	34.41%	to	34.68%
2012	141,153	12.69	to	16.64	2,239,696	1.22%	0.70%	to	0.90%	11.82%	to	12.04%
Strategic Growth Fund
2016	832,887	$17.42	to	$17.42	$14,506,335	0.63%	0.90%	to	0.90%	1.07%	to	1.07%
2015	855,915	17.23	to	17.23	14,749,134	0.36%	0.90%	to	0.90%	2.47%	to	2.47%
2014	883,543	16.82	to	16.82	14,857,589	0.38%	0.90%	to	0.90%	12.63%	to	12.63%
2013	915,542	14.93	to	14.93	13,669,745	0.41%	0.90%	to	0.90%	31.24%	to	31.24%
2012	930,927	11.38	to	11.38	10,590,864	0.70%	0.90%	to	0.90%	18.81%	to	18.81%
Janus Aspen Series
Balanced Portfolio (Service Shares)
2016	449,220	$17.99	to	$22.71	$8,675,111	2.01%	0.30%	to	0.90%	3.39%	to	4.01%
2015	387,123	17.30	to	21.96	7,276,683	1.67%	0.30%	to	0.90%	(0.49%)	to	0.11%
2014	326,213	17.28	to	22.07	6,218,157	1.53%	0.30%	to	0.90%	7.28%	to	7.92%
2013	279,296	16.01	to	20.57	5,018,610	2.03%	0.30%	to	0.90%	18.73%	to	19.44%
2012	231,416	13.41	to	17.33	3,552,092	2.65%	0.30%	to	0.90%	12.36%	to	13.03%
Enterprise Portfolio (Service Shares)
2016	121,649	$15.35	to	$31.00	$2,916,070	0.71%	0.30%	to	0.90%	11.10%	to	11.77%
2015	123,422	13.74	to	27.84	2,695,779	0.76%	0.30%	to	0.90%	2.84%	to	3.46%
2014	124,497	13.28	to	27.02	2,711,427	0.03%	0.30%	to	0.90%	11.24%	to	11.91%
2013 (16)	133,274	11.87	to	24.24	2,624,548	0.36%	0.30%	to	0.90%	5.31%	to	31.12%
2012	137,619	14.79	to	18.49	2,103,786	0.00%	0.70%	to	0.90%	15.94%	to	16.17%
Forty Portfolio (Institutional Shares)
2016	1,769,587	$15.65	to	$17.57	$28,426,337	0.84%	0.30%	to	0.90%	1.28%	to	1.89%
2015	1,674,041	15.45	to	17.24	26,344,093	1.19%	0.30%	to	0.90%	11.22%	to	11.88%
2014	1,674,217	13.89	to	15.41	23,569,117	0.16%	0.30%	to	0.90%	7.76%	to	8.41%
2013	1,666,909	12.89	to	14.22	21,704,797	0.71%	0.30%	to	0.90%	30.06%	to	30.83%
2012	1,659,684	9.91	to	10.87	16,563,408	0.72%	0.30%	to	0.90%	23.05%	to	23.79%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
2016	241,465	$16.66	to	$22.15	$5,010,299	1.47%	0.30%	to	0.90%	5.52%	to	6.16%
2015	230,093	15.70	to	20.99	4,579,197	3.14%	0.30%	to	0.90%	(0.60%)	to	(0.01%)
2014	220,351	15.70	to	21.12	4,453,893	1.81%	0.30%	to	0.90%	10.17%	to	10.83%
2013	214,153	14.16	to	19.17	3,961,654	1.87%	0.30%	to	0.90%	(0.39%)	to	0.20%
2012	199,935	14.14	to	19.24	3,754,126	2.25%	0.30%	to	0.90%	9.85%	to	10.52%
VIT Low Duration Portfolio
2016	313,792	$12.52	to	$16.16	$4,869,353	1.49%	0.30%	to	0.90%	0.50%	to	1.10%
2015	302,933	12.39	to	16.08	4,699,721	3.48%	0.30%	to	0.90%	(0.58%)	to	0.01%
2014	290,180	12.39	to	16.17	4,551,194	1.13%	0.30%	to	0.90%	(0.05%)	to	0.55%
2013	271,124	12.32	to	16.18	4,285,467	1.45%	0.30%	to	0.90%	(1.03%)	to	(0.43%)
2012	251,952	12.37	to	16.34	4,041,096	1.90%	0.30%	to	0.90%	4.90%	to	5.53%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account
2016	216,679	$14.41	to	$34.42	$3,921,067	0.91%	0.30%	to	0.90%	7.88%	to	8.53%
2015	198,044	13.28	to	31.84	3,636,670	0.04%	0.30%	to	0.90%	1.03%	to	1.63%
2014	182,683	13.07	to	31.46	3,655,865	2.93%	0.30%	to	0.90%	11.19%	to	11.86%
2013 (17)	142,370	11.68	to	28.24	3,192,626	6.51%	0.30%	to	0.90%	16.31%	to	31.36%
2012	132,704	14.89	to	21.50	2,366,249	0.84%	0.70%	to	0.90%	12.56%	to	12.78%
Diversified International Account
2016	52,021	$11.22	to	$20.90	$711,651	2.10%	0.30%	to	0.70%	(0.59%)	to	(0.19%)
2015	43,395	11.24	to	21.03	676,077	2.30%	0.30%	to	0.70%	(1.34%)	to	(0.95%)
2014	36,432	11.35	to	21.31	715,407	1.91%	0.30%	to	0.70%	(4.08%)	to	(3.70%)
2013 (18)	33,535	11.78	to	22.22	724,652	2.28%	0.30%	to	0.70%	2.55%	to	17.36%
2012	39,504	18.93	to	18.93	747,853	1.78%	0.70%	to	0.70%	17.18%	to	17.18%

61

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Equity Income Account
2016	336,014	$13.99	to	$31.51	$8,043,908	2.52%	0.30%	to	0.90%	14.40%	to	15.09%
2015	333,372	12.16	to	27.49	7,203,031	2.23%	0.30%	to	0.90%	(5.01%)	to	(4.44%)
2014	309,996	12.72	to	28.88	7,689,384	2.20%	0.30%	to	0.90%	11.46%	to	12.12%
2013 (19)	301,875	11.35	to	25.86	7,038,870	2.90%	0.30%	to	0.90%	10.79%	to	26.14%
2012	294,032	18.49	to	20.50	5,565,231	2.77%	0.70%	to	0.90%	11.70%	to	11.93%
LargeCap Blend Account II
2016	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015 (20)	—	0.00	to	0.00	—	1.09%	0.30%	to	0.70%	1.00%	to	1.12%
2014	16,702	12.86	to	22.79	322,529	1.04%	0.30%	to	0.70%	10.23%	to	10.67%
2013 (17)	15,509	11.62	to	20.67	297,275	1.22%	0.30%	to	0.70%	15.94%	to	30.35%
2012	13,765	15.86	to	15.86	218,312	1.04%	0.70%	to	0.70%	14.04%	to	14.04%
LargeCap Growth Account
2016	14,356	$13.02	to	$22.90	$208,522	0.08%	0.30%	to	0.70%	(6.04%)	to	(5.66%)
2015	12,188	13.80	to	24.37	210,101	0.00%	0.30%	to	0.70%	4.00%	to	4.42%
2014	9,762	13.22	to	23.43	201,206	0.32%	0.30%	to	0.70%	10.08%	to	10.52%
2013 (17)	12,291	11.96	to	21.29	219,878	1.26%	0.30%	to	0.70%	19.13%	to	32.71%
2012	11,541	16.04	to	16.04	185,091	0.00%	0.70%	to	0.70%	15.75%	to	15.75%
MidCap Account
2016	111,179	$14.72	to	$128.55	$9,740,122	0.14%	0.30%	to	0.90%	9.13%	to	9.78%
2015	107,642	13.41	to	117.56	9,302,446	0.27%	0.30%	to	0.90%	0.47%	to	1.07%
2014	97,765	13.27	to	116.78	9,502,424	0.29%	0.30%	to	0.90%	11.70%	to	12.36%
2013 (19)	93,787	11.81	to	104.36	8,765,566	1.24%	0.30%	to	0.90%	11.71%	to	32.65%
2012	92,300	72.63	to	78.66	6,731,129	0.64%	0.70%	to	0.90%	18.09%	to	18.33%
SmallCap Account II (21)
2016	208,879	$10.63	to	$10.74	$2,221,426	0.08%	0.30%	to	0.90%	16.11%	to	16.80%
2015 (22)	218,776	9.15	to	9.19	2,002,886	0.06%	0.30%	to	0.90%	(7.13%)	to	(6.74%)
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2013	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2012	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
SmallCap Growth Account II
2016	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015 (23)	—	—	to	—	—	0.16%	0.30%	to	0.90%	7.45%	to	7.63%
2014	137,092	13.27	to	28.93	2,082,066	0.00%	0.30%	to	0.90%	5.55%	to	6.18%
2013 (19)	143,349	12.50	to	27.35	2,103,864	0.00%	0.30%	to	0.90%	12.05%	to	45.96%
2012	148,769	9.72	to	18.74	1,506,592	0.00%	0.70%	to	0.90%	15.09%	to	15.32%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account
2016	9,017	$10.66	to	$14.57	$96,231	3.91%	0.30%	to	0.70%	0.83%	to	1.24%
2015	3,922	10.53	to	14.45	41,882	3.17%	0.30%	to	0.70%	(0.03%)	to	0.37%
2014	3,055	10.49	to	14.45	40,301	2.02%	0.30%	to	0.70%	4.02%	to	4.43%
2013 (13)	1,030	10.05	to	13.90	13,144	2.55%	0.30%	to	0.70%	(1.98%)	to	(0.90%)
2012	1,904	14.18	to	14.18	26,993	2.38%	0.70%	to	0.70%	2.98%	to	2.98%
Income Account
2016	11,786	$11.14	to	$17.76	$151,627	4.60%	0.30%	to	0.70%	4.78%	to	5.20%
2015	8,530	10.59	to	16.95	117,144	3.93%	0.30%	to	0.70%	(1.61%)	to	(1.22%)
2014	8,963	10.72	to	17.22	131,490	4.14%	0.30%	to	0.70%	4.53%	to	4.95%
2013 (16)	8,427	10.21	to	16.48	130,215	4.81%	0.30%	to	0.70%	(0.59%)	to	0.04%
2012	9,116	16.57	to	16.57	151,075	4.29%	0.70%	to	0.70%	8.52%	to	8.52%
Money Market Account
2016 (24)	—	$—	to	$—	$—	0.00%	0.30%	to	0.30%	(0.08%)	to	(0.08%)
2015	1,556	9.92	to	10.54	15,446	0.00%	0.30%	to	0.30%	(0.30%)	to	(0.30%)
2014 (25)	1,591	9.95	to	10.62	15,840	0.00%	0.30%	to	0.70%	(0.17%)	to	(0.17%)
2013	1,596	10.69	to	10.69	17,075	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
2012	61	10.77	to	10.77	670	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
Short-Term Income Account
2016	34	$10.39	to	$10.39	$356	2.37%	0.30%	to	0.30%	1.70%	to	1.70%
2015	101	10.21	to	13.01	1,201	2.51%	0.30%	to	0.70%	(0.11%)	to	0.29%
2014	101	10.18	to	13.02	1,179	1.39%	0.30%	to	0.70%	0.31%	to	0.71%
2013 (26)	101	10.11	to	12.98	1,148	1.61%	0.30%	to	0.70%	0.55%	to	1.06%
2012	241	12.91	to	12.91	3,124	1.18%	0.70%	to	0.70%	3.94%	to	3.94%

62

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2016	1,590,089	$12.37	to	$23.27	$28,721,367	1.93%	0.30%	to	0.90%	5.67%	to	6.30%
2015	1,414,898	11.64	to	22.02	24,485,978	2.73%	0.30%	to	0.90%	(1.97%)	to	(1.38%)
2014	1,215,896	11.80	to	22.46	22,065,773	2.49%	0.30%	to	0.90%	5.64%	to	6.27%
2013 (27)	1,037,495	11.10	to	21.27	18,808,605	2.15%	0.30%	to	0.90%	6.46%	to	16.97%
2012	933,717	12.43	to	18.29	15,186,616	0.43%	0.30%	to	0.90%	11.46%	to	12.13%
SAM Conservative Balanced Portfolio
2016	268,088	$11.91	to	$20.91	$4,363,584	2.34%	0.30%	to	0.90%	5.13%	to	5.76%
2015	231,850	11.26	to	19.89	3,630,135	3.08%	0.30%	to	0.90%	(1.82%)	to	(1.23%)
2014	191,955	11.40	to	20.26	3,186,291	2.79%	0.30%	to	0.90%	4.97%	to	5.60%
2013 (28)	154,793	10.79	to	19.30	2,583,651	2.55%	0.30%	to	0.90%	3.42%	to	10.91%
2012	141,004	12.70	to	17.51	2,230,733	0.58%	0.30%	to	0.90%	9.92%	to	10.58%
SAM Conservative Growth Portfolio
2016	3,116,562	$12.75	to	$24.63	$61,082,707	1.24%	0.30%	to	0.90%	5.81%	to	6.44%
2015	2,867,201	11.98	to	23.28	53,943,032	2.05%	0.30%	to	0.90%	(2.22%)	to	(1.64%)
2014	2,552,465	12.18	to	23.81	50,810,215	1.63%	0.30%	to	0.90%	6.19%	to	6.82%
2013 (29)	2,297,963	11.40	to	22.42	45,255,384	1.57%	0.30%	to	0.90%	10.80%	to	22.46%
2012	2,097,513	11.90	to	18.42	35,021,525	0.20%	0.30%	to	0.90%	12.79%	to	13.47%
SAM Flexible Income Portfolio
2016	103,417	$11.65	to	$19.49	$1,751,882	3.15%	0.30%	to	0.90%	5.78%	to	6.41%
2015	96,948	10.95	to	18.43	1,579,133	3.26%	0.30%	to	0.90%	(2.42%)	to	(1.84%)
2014	94,502	11.16	to	18.88	1,548,114	3.33%	0.30%	to	0.90%	4.85%	to	5.48%
2013 (26)	85,223	10.58	to	18.01	1,435,092	3.31%	0.30%	to	0.90%	4.74%	to	7.14%
2012	76,217	13.11	to	16.91	1,216,768	0.95%	0.30%	to	0.90%	9.35%	to	10.01%
SAM Strategic Growth Portfolio
2016	3,793,250	$13.00	to	$25.81	$76,452,759	1.24%	0.30%	to	0.90%	4.96%	to	5.59%
2015	3,445,707	12.31	to	24.54	67,901,496	2.05%	0.30%	to	0.90%	(2.75%)	to	(2.17%)
2014	3,058,165	12.58	to	25.18	64,589,707	1.36%	0.30%	to	0.90%	7.39%	to	8.03%
2013 (29)	2,718,474	11.64	to	23.40	56,368,887	1.15%	0.30%	to	0.90%	12.50%	to	26.71%
2012	2,526,352	11.59	to	18.54	42,945,807	0.00%	0.30%	to	0.90%	14.20%	to	14.89%

(1)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Asset Allocation Fund Subaccount.
(2)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Capital Income Builder Subaccount.
(3)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth and Income Fund Subaccount.
(4)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth Fund Subaccount.
(5)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth Fund Subaccount.
(6)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth-Income Fund Subaccount.
(7)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds International Fund Subaccount.
(8)	The Calvert VP SRI Mid Cap Growth Portfolio Subaccount changed its name to Calvert VP SRI Mid Cap Portfolio, effective June 9, 2016.
(9)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on October 10, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 10, 2013 through December 31, 2013.

63

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

6. Financial Highlights

(10)	The Deutsche Money Market VIP Subaccount changed its name to Deutsche Government Money Market VIP fund, effective May 1, 2016.
(11)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on September 17, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from September 17, 2013 through December 31, 2013.
(12)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on December 6, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from December 6, 2013 through December 31, 2013.
(13)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on November 18, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from November 18, 2013 through December 31, 2013.
(14)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on June 16, 2014. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from June 16, 2014 through December 31, 2014.
(15)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on October 28, 2014. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 28, 2014 through December 31, 2014.
(16)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on October 21, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 21, 2013 through December 31, 2013.
(17)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on June 28, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from June 28, 2013 through December 31, 2013.
(18)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on October 30, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 30, 2013 through December 31, 2013.
(19)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on September 6, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from September 6, 2013 through December 31, 2013.
(20)	For the period (cessation of operations): January 1, 2015 to April 17, 2015 the PVC LargeCap Blend Account II Fund Portfolio Subaccount. Effective April 17, 2015, the PVC LargeCap Blend Account II Subaccount merged with the PVC Capital Appreciation Account fund. The PVC Capital Appreciation Account fund was the surviving subaccount.
(21)	The PVC SmallCap Blend Account II Subaccount changed its name to PVC SmallCap Account II fund, effective May 1, 2016.
(22)	For the period (commencement of operations): April 17, 2015 to December 31, 2015 - PVC SmallCap Blend Account II. Effective April 17, 2015, the PVC SmallCap Growth Account II Subaccount merged with the PVC SmallCap Blend Account II Subaccount. The PVC SmallCap Blend Account II was the surviving subaccount.
(23)	For the period (cessation of operations): January 1, 2015 to April 17, 2015 the PVC SmallCap Growth Account II Fund Portfolio Subaccount. Effective April 17, 2015, the PVC SmallCap Growth Account II Subaccount merged with the PVC SmallCap Blend Account II fund. The PVC SmallCap Blend Account II fund was the surviving subaccount.
(24)	For the period (cessation of operations): January 1, 2016 to April 8, 2016 the PVC Money Market Account Fund Portfolio Subaccount. The PVC Money Market Account Fund Subaccount transferred to the Fixed account.

64

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2016

6. Financial Highlights

(25)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on June 2, 2014. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from June 2, 2014 through December 31, 2014.
(26)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on August 20, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from August 20, 2013 through December 31, 2013.
(27)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on July 19, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from July 19, 2013 through December 31, 2013.
(28)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on September 19, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from September 19, 2013 through December 31, 2013.
(29)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on August 19, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from August 19, 2013 through December 31, 2013.
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
**	These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2016, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

65

PART C

OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolutions.

1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.[1]

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

1)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[9]

2)	Registered Representative Agreement Farmers Financial Solutions LLC.[4]

3)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[12]

4)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[16]

(d)	Contracts.

1)	Specimen Flexible Premium Variable Life Insurance Policy.[11]

2)	Monthly Disability Benefit Rider.[11]

3)	Waiver of Deduction Benefit Rider.[11]

4)	Accidental Death Benefit Rider.[11]

5)	Children’s Term Insurance Rider.[11]

6)	Automatic Increase Benefit Rider.[11]

7)	Accelerated Benefit Rider for Terminal Illness.[11]

(e)	Applications.

1)	Form of Application for Flexible Premium Life Insurance.[11]

2)	Variable Policy Application Supplement (May 2008).[13]

3)	Form of Application for Flexible Premium Life Insurance.[17]

4)	Variable Universal Policy Application Supplement (January 2013)[19]

5)	Variable Policy Application Supplement (Interstate Compact Version) (May 2015)[21]

6)	Variable Policy Application Supplement (AR, AZ, CA, IL, MT, SD) (May 2015)[21]

7)	Variable Policy Application Supplement (ND) (May 2015)[21]

8)	Variable Policy Application Supplement (Interstate Compact Version) (May 2016) [22]

9)	Variable Policy Application Supplement (ND) (May 2016) [22]

10)	Variable Policy Application Supplement (non-ICC Version) (May 2016) [22]

11)	Variable Policy Application Supplement (SD) (May 2016) [22]

(f)	Depositor’s Certificate of Incorporation and By-Laws.

1)	Articles of Incorporation of Farmers New World Life Insurance Company.[1]

2)	By-laws of Farmers New World Life Insurance Company.[1]

3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.[11]

4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company[16]

5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).[17]

6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013)[19]

(g)	Reinsurance Contracts.

1)	Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008].[14]

2)	Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008].[14]

3)	Amendment No. 1 to the Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2009].[15]

4)	Automatic YRT Reinsurance Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on March 22, 2010].[16]

5)	Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2011].[17]

6)	Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Reinsurance Company.[23]

(h)	Agreements.

1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[3]

2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[3]

3)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[3]

4)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[3]

5)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

6)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[4]

7)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[4]

8)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[4]

9)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[4]

10)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.[4]

11)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[4]

12)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[4]

13)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[4]

14)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[5]

15)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

16)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[8]

17)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company.[10]

18)	Form of Rule 22c-2 Shareholder Information Agreement.[10]

19)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[10]

20)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[13]

21)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[13]

22)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[13]

23)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[14]

24)	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[14]

25)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[14]

26)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[14]

27)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[14]

28)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[14]

29)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[14]

30)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[14]

31)	Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011).[17]

32)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II”), Deutsche Investment Management Americas Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company.[17]

33)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company.[18]

34)	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.)[19]

35)	Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.)[19]

36)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013.)[19]

37)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013.)[19]

38)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.).[19]

39)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.)[19]

40)	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.)[19]

41)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.)[19]

42)	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.)[22]

43)	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.)[22]

44)	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company.[22]

(i)	Administrative Contracts.

1)	Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.[2]

2)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.[5]

(j)	Other Material Contracts.

1)	Power of Attorney.[23]

(k)	Legal Opinion.

1)	Opinion of Garrett B. Paddor, Esquire.[23]

(l)	Actuarial Opinion. Not applicable.

(m)	Calculations. Not applicable.

(n)	Other Opinions.

1)	Consent of PricewaterhouseCoopers LLP.[23]

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

1)	Description of Issuance, Transfer and Redemption Procedures.[13]

2)	Revised Description of Issuance, Transfer and Redemption Procedures.[18]

3)	Revised Description of Issuance, Transfer and Redemption Procedures.[21]

4)	Revised Description of Issuance, Transfer and Redemption Procedures. [23]

[1]	Incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.
[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.
[3]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.
[5]	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.
[6]	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.
[7]	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on April 27, 2004.
[8]	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.
[9]	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.
[10]	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.
[11]	Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).
[12]	Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).
[13]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).
[14]	Previously filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
[15]	Previously filed in Post-Effective Amendment No. 1 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2009 (File Nos. 333-149540 and 811-09507).
[16]	Previously filed in Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).
[17]	Previously filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

[18]	Previously filed in Post-Effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).
[19]	Previously filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
[20]	Previously filed in Post-Effective Amendment No. 6 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2014 (File Nos. 333-149540 and 811-09507).
[21]	Previously filed in Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).
[22]	Previously filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).
[23]	Filed herewith.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Jeff Dailey[1]	Director and Chairman of the Board
Diane Davis[2]	Director, CEO and President
Richard Kearns[4]	Director
Scott Lindquist[1]	Director and Assistant Treasurer
Annette Thompson[5]	Director
David Travers[7]	Director
Warren Tucker[8]	Director
James E. Davenport[2]	Chief Financial Officer
Michael Rohwetter[6]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Catherine M. Hall[2]	Chief Compliance Officer
James Hedreen[2]	Chief Actuary
Keith A. Terry[2]	Appointed Actuary
Joel Kuni[2]	Illustration Actuary
Leeann G. Badgett[2]	Treasurer
Michael Hoetzel[2]	Chief Claims Officer
Robert Gibson[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Anthony Morris[3]	Assistant Treasurer
Margaret S. Giles[1]	Assistant Secretary
Doren E. Hohl[1]	Assistant Secretary
Brian H. Kruid[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Harris K. Mortensen[2]	Assistant Secretary

[1]	The principal business address is 6301 Owensmouth Ave. Woodland Hills, CA 91367.
[2]	The principal business address is 3003 77th Ave SE, Mercer Island, WA 98040.
[3]	The principal business address is 4750 Wilshire Boulevard, Los Angeles, CA 90010.
[4]	The principal business address is 205 Charles St., East Williston, NY 11596.
[5]	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
[6]	The principal business address is One Liberty Plaza, 165 Broadway, New York, NY 10006.
[7]	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
[8]	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.

Item 28. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
17-40 Direct Limited	GBR	Endsleigh Insurance Services Limited	100.000
2Plan Group Limited	GBR	Openwork Independent Solutions Limited	100.000
2Plan Limited	GBR	2Plan Group Limited	100.000
2Plan Wealth Management Limited	GBR	2Plan Group Limited	100.000
307-309 Atlantic Avenue Acquisition LLC	DE	Zurich American Insurance Company	100.000
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.000
ADAC Autoversicherung AG	DEU	Zurich GI Management Aktienfesellschaft (Deutschland)	51.000
Afterland Limited	GBR	Zurich Assurance Ltd	100.000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.163
AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	ESP	Zurich Insurance plc, Sucursal en Espana	100.000
Albert Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.000
Albert Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.000
Allied Dunbar Asset Management plc	GBR	Allied Dunbar Assurance plc	99.999
Allied Dunbar Asset Management plc	GBR	Zurich Trustee Company (UK) Limited	0.001
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.000
Allied Dunbar Healthcare Marketing Limited	GBR	Allied Dunbar Assurance plc	100.000
Allied Dunbar International Fund Managers Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.000
Allied Dunbar International Nominees Limited	GBR	Allied Dunbar International Fund Managers Limited	100.000
Allied Dunbar Property Services Limited	GBR	Allied Dunbar Assurance plc	100.000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.000
Allied Dunbar Provident plc	GBR	Zurich Trustee Company (UK) Limited	0.000
Allied Zurich Holdings Limited	NJ	Zurich Versicherungs-Gesellschaft AG	100.000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.000
Anglo American Insurance Group (UK) Limited	GBR	Zurich Finance Company Ltd	100.000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.000
Associated Marine Insurers Agents Pty. Limited	AUS	Zurich Financial Services Australia Limited	100.000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.000
Baden-Badener Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.000
Bonner Akademie Gesellschaft fur DV- und Management-Training	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Bonnfinanz Aktiengesellschaft fur Vermogensberatung und Verm	DEU	Deutscher Herold Aktiengesellschaft	100.000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.500
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.000
BOS Office 2 LLC	DE	Zurich American Insurance Company	100.000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.000
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.000
Centre Group Holdings (U.S.) Limited	DE	Zurich Finance Company Ltd	100.000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.000

Company	Domicile	Ownership	%
Centre Kate Inc. 1	DE	Zurich Structured Finance, Inc.	100.000
Centre Kate Inc. 2	DE	Zurich Structured Finance, Inc.	100.000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.000
Centre Reinsurance International Company	IRL	Centre Solutions (Bermuda) Limited	99.998
Centre Reinsurance International Company	IRL	Zurich Finance Company AG	0.002
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.000
Centre Structured Inc. 1	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 2	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 3	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 4	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 5	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 6	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 7	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 8	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 9	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 10	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured Inc. 11	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured LLC 1	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured LLC 2	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured LLC 3	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured LLC 4	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured LLC 5	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured LLC 6	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured LLC 7	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured LLC 8	VA	JFS/ZSF 1997 L.P.	100.000
Centre Structured LP 9	VA	JFS/ZSF 1997 L.P.	99.000
Centre Structured LP 9	VA	Centre Structured Inc. 1	1.000
Centre Structured LP 10	VA	JFS/ZSF 1997 L.P.	99.000
Centre Structured LP 10	VA	Centre Structured Inc. 11	1.000
Centre Structured LP 11	VA	JFS/ZSF 1997 L.P.	99.000
Centre Structured LP 11	VA	Centre Structured Inc. 1	1.000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.000
CHI Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.977
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.405
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.732
City of London Insurance Company Limited	GBR	Eagle Star Insurance Company Limited	100.000
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.405
Collierville Center, LP	DE	Zurich Structured Finance, Inc.	99.000
Collierville MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.000
Collierville Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.000
Collierville Office MGP, LLC	DE	Collierville MGP Manager, Inc.	1.000
Colonial American Casualty and Surety Company	MD	Fidelity and Deposit Company of Maryland	100.000
Community Trust Services Limited	GBR	Zurich Community Trust (UK) Limited	99.000
Community Trust Services Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	1.000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.000
CP Holding Limited	VGB	Zurich Insurance Company Ltd, Bermuda Branch	100.000
CREC (Birmingham), LLC	DE	Zurich Structured Finance, Inc.	100.000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.000
Crown Management Services Limited	DE	Zurich Finance Company Ltd	100.000
CTH Affordable Housing Corporation	DE	Zurich Structured Finance, Inc.	100.000
CTH Affordable Housing Investor, Inc.	DE	CTH Affordable Housing Corporation	100.000
CTH WNC, Inc.	IL	CTH Affordable Housing Corporation	100.000
CTH/Landmark SLP, Inc.	IL	CTH Affordable Housing Corporation	100.000
Cursud N.V.	ANO	Zurich Versicherungs-Gesellschaft AG	100.000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zurich GI Management Aktienfesellschaft (Deutschland)	100.000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.000
DC Apt 1, LLC	DE	Zurich American Insurance Company	100.000
DC Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.000

Company	Domicile	Ownership	%
Delta Wetlands Properties	IL	KLMLP 2, LLC	90.000
Delta Wetlands Properties	IL	KLMLP 3, LLC	10.000
DEN Retail 1 LLC	DE	Farmers New World Life Insurance Company	100.000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.826
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.900
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.000
Disability Management Services, Inc.	CT	Centre Group Holdings (U.S.) Limited	40.000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.037
Dunbar Assets Ireland	IRL	ZCMC II Holdings Limited	99.963
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.000
Dunbar Nominees Limited	GBR	Dunbar Assets plc	100.000
Dunbar Sports and Social Club Limited	GBR	Allied Dunbar Assurance plc	100.000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.000
Eagle Star (Malta) Limited	MLT	Zurich Assurance Ltd	100.000
Eagle Star Computer Services Limited	GBR	Zurich Assurance Ltd	100.000
Eagle Star Direct (Camberley) Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.000
Eagle Star Direct Services Limited	GBR	Zurich UK General Services Limited	100.000
Eagle Star Estates Limited	GBR	Zurich Assurance Ltd	100.000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.000
Eagle Star Executives Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	100.000
Eagle Star Farms Limited	GBR	Zurich Assurance Ltd	100.000
Eagle Star Forests Limited	GBR	Zurich Assurance Ltd	100.000
Eagle Star Group Holdings Limited	GBR	Eagle Star Holdings Limited	100.000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.000
Eagle Star Holding Company of Ireland	IRL	Eagle Star Group Holdings Limited	0.000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	100.000
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.000
Eagle Star Insurance Company Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.000
Eagle Star Loans Limited	GBR	Zurich Assurance Ltd	100.000
Eagle Star Mortgages Limited	GBR	Zurich Assurance Ltd	100.000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	35.712
Empire Fire and Marine Insurance Company	NE	Zurich American Insurance Company	100.000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.000
Endsleigh Communications Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Developments Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh General Trading Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Independent Financial Services Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Insurance Services Limited	GBR	Endsleigh Limited	100.000
Endsleigh Insurances (Brokers) Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Law Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Leasing Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Life & Pensions Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Limited	GBR	Zurich Holdings (UK) Limited	100.000
Endsleigh Pension Trustee Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Promotions Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Shopfitting Limited	GBR	Endsleigh Insurance Services Limited	100.000
Endsleigh Trustee Services Limited	GBR	Endsleigh Insurance Services Limited	100.000
ES (Leeds) Nominee Limited	GBR	Zurich Assurance Ltd	100.000
ES (Walsall) Nominee Limited	GBR	Zurich Assurance Ltd	100.000
ES Camberley Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.000
ES Camberley Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.000
ES Cannock Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.000
ES Cannock Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.000
ES Coventry Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.000
ES Coventry Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.000
ES Dudley Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.000
ES Dudley Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.000
ES Hoddesdon Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.000
ES Hoddesdon Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.000

Company	Domicile	Ownership	%
ES Ramsgate Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.000
ES Ramsgate Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.000
ESI Financing Limited	GBR	Eagle Star Insurance Company Limited	0.000
ESI Financing Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.000
Farmers Family Fund	CA	Farmers Group, Inc.	100.000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.900
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.100
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.000
Farmers Services, LLC	DE	ZFUS Services, LLC (see Note 1)	100.000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.000
Fidelity and Deposit Company of Maryland	MD	Zurich American Insurance Company	100.000
FIG Holding Company	CA	Farmers Group, Inc.	100.000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.000
Figure Out Limited	GBR	2Plan Group Limited	100.000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.422
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.578
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.000
Genevoise, Compagnie Immobiliere SA	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.000
Grovewood Engineering Limited	GBR	Zurich Assurance Ltd	100.000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.000
Home & Overseas Insurance Company Limited	GBR	Eagle Star Insurance Company Limited	100.000
Hoplite Reinsurance Company of Vermont, Inc.	VT	Zurich Holding Company of America, Inc.	100.000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.000
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	100.000
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.004
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.996
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.000
Inversora Alpina Financiadora de Primas, C.A.	VEN	Zurich Seguros, S.A.	100.000
Ipsley Street 1 UK Limited	GBR	Zurich Assurance Ltd	100.000
Ipsley Street 2 UK Limited	GBR	Zurich Assurance Ltd	100.000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	100.000
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.501
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.499
Jewell Insurance Agency Ltd	GBR	Woodstock Insurance Brokers Limited	100.000
JFS/ZSF 1997 L.P.	VA	Zurich Structured Finance, Inc.	99.000
JFS/ZSF 1998, L.P.	VA	Zurich Structured Finance, Inc.	99.000
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.000
KLMLP 2, LLC	DE	KLMLP, L.P.	100.000
KLMLP 3, LLC	DE	KLMLP 2, LLC	100.000
KLMLP, L.P.	DE	Zurich American Corporation	75.000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.000
LA Office 1, LLC	DE	Zurich American Insurance Company	100.000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.000
Logobrook Limited	GBR	Zurich Assurance Ltd	100.000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.001

Company	Domicile	Ownership	%
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.001
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.999
Maunalua Associates, Inc.	HI	Zurich American Corporation	100.000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.852
Mentionland Limited	GBR	Zurich Assurance Ltd	100.000
Meritclass Investments Limited	GBR	Zurich Assurance Ltd	100.000
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.000
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.000
Omnis Investments Limited	GBR	Openwork Holdings Limited	90.000
Openwork Access Limited	GBR	Openwork Holdings Limited	100.000
Openwork Holdings Limited	GBR	Allied Zurich Holdings Limited	99.993
Openwork Independent Solutions Limited	GBR	Openwork Holdings Limited	100.000
Openwork Limited	GBR	Openwork Holdings Limited	100.000
Openwork Market Solutions Limited	GBR	Openwork Holdings Limited	100.000
Openwork Services Limited	GBR	Openwork Holdings Limited	100.000
Orange Stone Company	IRL	Crown Management Services Limited	100.000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.111
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.000
POR Office 1, LLC	DE	Farmers New World Life Insurance Company	100.000
Prematic Service Corporation (California)	CA	Farmers Group, Inc.	100.000
Prematic Service Corporation (Nevada)	NV	Prematic Service Corporation (California)	100.000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.158
PT Zurich Insurance Indonesia	IDN	Zurich International (Bermuda) Ltd.	1.569
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.091
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.000
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.000
Rural Community Insurance Agency, Inc.	MN	Zurich American Insurance Company	100.000
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	100.000
SAN DIEGO INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.000
Sceptre Trust Limited	BHS	Eagle Star Holdings Limited	0.000
Sceptre Trust Limited	BHS	Eagle Star Insurance Company Limited	100.000

Company	Domicile	Ownership	%
SEA APARTMENT 1, LLC	DE	Zurich American Insurance Company	100.000
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.000
Seabrook Warehouse LP	DE	Zurich Structured Finance, Inc.	99.000
Seabrook Warehouse MGP, LLC	DE	Zurich Structured Finance, Inc.	99.000
Seabrook Warehouse MGP, LLC	DE	Seabrook Warehouse MGP Manager, Inc.	1.000
Seabrook Warehouse MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.000
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	95.000
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A.—Sociedad Unipersonal	5.000
Serviaide, S.A.—Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	100.000
Servizurich S.A.—Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.000
SF Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.000
SF Office 1, LLC	DE	Zurich American Insurance Company	100.000
SF Office 2, LLC	DE	Zurich American Insurance Company	100.000
SF Office 4, LLC	DE	Zurich American Insurance Company	100.000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.419
SOCIETE AVENUE LOUIS CASAI 86 SA	CHE	Zürich Lebensversicherungs-Gesellschaft AG	100.000
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.000
Steadfast Insurance Company	DE	Zurich American Insurance Company	100.000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.000
Sterling ISA Managers (Nominees) Limited	GBR	Sterling ISA Managers Limited	100.000
Sterling ISA Managers Limited	GBR	Zurich Financial Services (UKISA) Limited	100.000
Sunley Homes Limited	GBR	Zurich Insurance plc	100.000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.505
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.495
TCS Loss Adjusters Limited	GBR	Endsleigh Insurance Services Limited	100.000
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.000
Timosa Limited	IRL	Zurich Life Assurance plc	100.000
The Liverpool Reversionary Company Limited	GBR	Eagle Star Insurance Company Limited	100.000
The Trust Company of Scotland Limited	GBR	Zurich Insurance plc	100.000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.286
Truck Underwriters Association	CA	Farmers Group, Inc.	100.000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.000
Vehicle Dealer Solutions, Inc.	FL	The Zurich Services Corporation	100.000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.000
Women on Wheels Limited	GBR	Endsleigh Insurance Services Limited	100.000
Woodstock Insurance Brokers Limited	GBR	Endsleigh Insurance Services Limited	100.000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.000
Wren Investments Limited	GBR	Zurich Whiteley Trust Limited	100.000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.000
ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.000
ZCMC II Holdings Limited	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.200
ZCMC II Holdings Limited	IRL	Zurich Financial Services EUB Holdings Limited	99.800
ZFS Finance (USA) LLC II	DE	Zurich Holding Company of America, Inc.	100.000
ZFS Finance (USA) LLC V	DE	Zurich Holding Company of America, Inc.	100.000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.000
ZGEE3 Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.000
ZSF 00-1, Inc.	IL	CTH Affordable Housing Corporation	100.000
ZSF 02-1, Inc.	IL	CTH Affordable Housing Corporation	100.000
ZSF 99-4, Inc.	IL	CTH Affordable Housing Corporation	100.000
ZSF Apollo Corporation	IL	CTH Affordable Housing Corporation	100.000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.000

Company	Domicile	Ownership	%
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.001
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.999
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Realty, Inc.	MD	The Zurich Services Corporation	100.000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.900
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.100
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	0.000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.000
Zurich Risk Consulting RU	RUS	Zurich Reliable Insurance	100.000
Zurich Risk Management Services (India) Private Limited	IND	Zurich International (Bermuda) Ltd.	1.000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.000
Zurich Risk Services Asia Pacific Sdn Bhd	MYS	Zurich Management Services Limited	100.000
Zurich Roadside Assistance Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Sacramento, Inc.	VA	JFS/ZSF 1998, L.P.	100.000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L.—Sociedad Unipersonal	0.220
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.568
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L.—Sociedad Unipersonal	51.000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.782
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.218
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.505
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.495
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.001
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.999
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.000
Zurich Seguros, S.A.	VEN	Cursud N.V.	69.208
Zurich Service GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.000
Zurich Services (Hong Kong) Limited	HKG	Swiss Insurance Management (Hong Kong) Limited	0.003
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.997
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	0.000
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.000
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.000
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.000
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.184
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.001
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.999
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Realty, Inc.	MD	The Zurich Services Corporation	100.000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.900
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.100
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	0.000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.816
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.000
Zurich Shared Services Ireland Limited	IRL	Zurich Holding Ireland Limited	100.000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.987

Company	Domicile	Ownership	%
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.000
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.981
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.000
Zurich Vertriebs GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.000
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.816
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.000
Zurich Shared Services Ireland Limited	IRL	Zurich Holding Ireland Limited	100.000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.987
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.000
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.981
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.000
Zurich Vertriebs GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.000
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.816
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.000
Zurich Shared Services Ireland Limited	IRL	Zurich Holding Ireland Limited	100.000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.987

Company	Domicile	Ownership	%
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.000
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.981
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.000
Zurich Vertriebs GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.000
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.816
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.000
Zurich Shared Services Ireland Limited	IRL	Zurich Holding Ireland Limited	100.000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.987
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.000
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.981
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.000
Zurich Vertriebs GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.000
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.816
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.000
Zurich Shared Services Ireland Limited	IRL	Zurich Holding Ireland Limited	100.000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.987

Company	Domicile	Ownership	%
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.000
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.981
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.000
Zurich Vertriebs GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.000
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.816
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.000
Zurich Shared Services Ireland Limited	IRL	Zurich Holding Ireland Limited	100.000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.987
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.000
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.981
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.000
Zurich Vertriebs GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.000
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.816
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.000
Zurich Shared Services Ireland Limited	IRL	Zurich Holding Ireland Limited	100.000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.987

Company	Domicile	Ownership	%
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.000
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG (see Note 3)	99.981
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd. (see Note 4)	100.000
Zurich Vertriebs GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.000
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.000

Note 1: Farmers Services, LLC provides services to Farmers Group, Inc., pursuant to a service agreement among its parent, ZFUS Services, LLC, and Farmers Group, Inc., Truck Underwriters Association and Fire Underwriters Association.

Note 2: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).

Note 3: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017).

Note 4: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
145 Great Road LLC	DE	Mid Century Insurance Company	100.000
17885 Von Karman, LLC	CA	Mid-Century Insurance Company	100.000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.000
21st Century Assurance Company	DE	Farmers Insurance Exchange	80.000
21st Century Assurance Company	DE	Fire Insurance Exchange	10.000
21st Century Assurance Company	DE	Truck Insurance Exchange	10.000
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.000
21st Century Casualty Company	CA	21st Century Insurance Group	100.000
21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.000
21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.000
21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.000
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.000
21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.000
21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.000
21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.000
21st Century Insurance Company	CA	21st Century Insurance Group	100.000
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.000
21st Century Insurance Group	DE	Farmers Insurance Exchange	80.000
21st Century Insurance Group	DE	Fire Insurance Exchange	10.000
21st Century Insurance Group	DE	Truck Insurance Exchange	10.000
21st Century National Insurance Company	NY	21st Century Security Insurance Company	100.000
21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.000
21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.000
21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.000
21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.000
21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.000
21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.000
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.000
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.000
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.000
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.000
21st Century Superior Insurance Company	CA	21st Century North America Insurance Company	100.000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.000
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.000
922 W. Washington Blvd, LLC	IL	Mid-Century Insurance Company	100.000
2720 Fourh Ave. LLC	DE	Farmers Insurance Exchange	100.000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.750
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.750
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.500
Bristol West Insurance Company	OH	Coast National Insurance Company	100.000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.000
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.000
Coast National Insurance Company	CA	Coast National Holding Company	100.000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.000

Company	Domicile	Ownership	%
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.700
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.300
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.000
Farmers Insurance Exchange	CA	See Note 1	0.000
Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.000
Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.000
Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan See Note 1	100.000
Farmers Texas County Mutual Insurance Company	TX	See Note 2	0.000
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.000
Fire Insurance Exchange	CA	See Note 3	0.000
Foremost County Mutual Insurance Company	TX	See Note 4	0.000
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.000
Foremost Financial Services Corporation	DE	FCOA, LLC	100.000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.000
Foremost Lloyds of Texas	TX	See Note 5	0.000
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.000
GP, LLC	DE	Bristol West Holdings, Inc.	100.000
Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.000
Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.000
Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.900
Insurance Data Systems, G.P.	FL	GP, LLC	0.100
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	12.500
Mid-Century Insurance Company	CA	Truck Insurance Exchange	7.500
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	75.000
Security National Insurance Company	FL	Insurance Data Systems, G.P.	25.000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.280
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.720
Truck Insurance Exchange	CA	See Note 6	0.000

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Item 29. Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is the principal underwriter for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A. Principal Funds Distributor, Inc., is the principal underwriter for the Accumulator VUL policy, which is also supported by the variable account.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Address	Positions and Officers with FFS
Frank A. Bonello[1]	Director
Joe D. Bryant[2]	Director
Julio Da Silva[3]	Director
Alan R. Gildemeister[4]	Director
Sherman L. Lewis[5]	Director
Dennis J. Lorch[6]	Director
Donnell Reid[7]	Director
Ottie J. Wallace[8]	Director
John C. Mueting[9]	President
Steven K. Klein[9]	Vice President and Chief Compliance Officer
Joshua Borkin[9]	Treasurer and Chief Financial Officer
Doren E. Hohl[10]	Secretary
Margaret S. Giles[10]	Assistant Secretary
Brian H. Kruid[10]	Assistant Secretary
J. Nicole Pryor[10]	Assistant Secretary
Lyndsay E. Spiking[10]	Assistant Secretary
James DeNicholas[10]	Assistant Treasurer
Anthony J. Morris[1][1]	Assistant Treasurer

[1]	The principal business address is 8106 Highwood Dr., Y115, Bloomington, MN 55438.
[2]	The principal business address is 1720 S. Broadway, Moore, OK 73160.
[3]	The principal business address is 26 Penstemon, Littleton, CO 80127.
[4]	The principal business address is 627 Estes Ave., Schaumburg, IL 60193.
[5]	The principal business address is 2404 Galleon Point Ct., Pearland, TX 77584.
[6]	The principal business address is 30965 Hwy 25, Advance, MO 63730.
[7]	The principal business address is 1281 Pinrun Dr., Ballwin, MO 63011.
[8]	The principal business address is 9290 E. Hwy 140, Planada, CA 95365.
[9]	The principal business address is 30801 Agoura Rd., Agoura Hills, CA 91301.
[10]	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
[11]	The principal business address is 4750 Wilshire Boulevard, Los Angeles, CA 90010.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
FFS	N/A	N/A	$11,663,995	$2,254,689

Prior to September, 2008, we have paid no commissions to FFS for sales of the Policies because sales of the Policies only began in September 2008. However, we have paid, and continue to pay, commissions to FFS for sales of other variable life insurance policies supported by the variable account.

Other Compensation. FFS’ sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, LLC, Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 9 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 28th day of April, 2017.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ James E. Davenport
	Garrett B. Paddor		James E. Davenport
	General Counsel and Corporate Secretary		Chief Financial Officer
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ James E. Davenport
	Garrett B. Paddor		James E. Davenport
	General Counsel and Corporate Secretary		Chief Financial Officer
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.9 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

*
Jeffrey Dailey	Director and Chairman of the Board

*
Diane Davis	Director, CEO and President

*
David Travers	Director

*
Richard Kearns	Director

*
Scott Lindquist	Director and Assistant Treasurer

*
Annette Thompson	Director

*
Warren Tucker	Director

/s/ James E. Davenport
James E. Davenport	*On April 28, 2017, as Attorney-In-Fact pursuant to powers of attorney filed herewith or by previous amendment.

EXHIBIT INDEX

Exhibit (g) (6)	Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Insurance Company.

Exhibit (j) (1)	Power of Attorney.

Exhibit (k) (1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (n) (1)	Consent of PricewaterhouseCoopers LLP

Exhibit (q) (4)	Revised Description of Issuance, Transfer and Redemption Procedures.